UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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C.H. Robinson Worldwide, Inc.
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C.H. ROBINSON

2025 Notice of
Annual Meeting
of Shareholders and

Proxy Statement

CHRW | **Nasdaq** Listed

Building tomorrow's supply chains, today

C.H. Robinson delivers logistics like no one else.™

Companies around the world look to us to reimagine supply chains, advance freight technology, and solve logistics challenges—from the simple to the most complex. 83,000 customers and 450,000 contract carriers in our network trust us to manage $22 billion in freight annually.

Through our unmatched expertise, unrivaled scale, and tailored solutions, we ensure the seamless delivery of goods across industries and continents via truckload, less-than-truckload, ocean, air, and beyond. As a responsible global citizen, we make supply chains more sustainable and proudly contribute millions to the causes that matter most to our employees. For more information visit **www.chrobinson.com**.

“We delivered for our customers by helping them navigate market disruptions, providing exceptional service and high value through our unmatched expertise, unrivaled scale, and tailored solutions. We delivered for our contract carriers by providing more ways to empower their business with access to more loads, smarter solutions, and better support. And we delivered for shareholders, with significant year-over-year profitability, fueled by disciplined execution, an uncompromised focus on high-value volume, and bold, sustained improvements in operating margin.”
Jodee Kozlak, Chair of the Board

Dear Fellow Shareholders:
On behalf of our entire Board of Directors, I am pleased to present our annual Proxy Statement, and I invite you to participate in our 2025 annual meeting of shareholders.
The transformation at C.H. Robinson, led by our CEO, Dave Bozeman, and overseen by the Board of Directors, delivered for our stakeholders in 2024. We delivered for our customers by helping them navigate market disruptions and providing differentiated services and solutions. We delivered for our contract carriers by providing more ways to empower their business through access to more loads, smarter solutions, and personalized service. We delivered for our employees through our high-performance culture and a commitment to career development and growth. And we delivered for you, our shareholders, by significantly increasing year-over-year profitability, driven by disciplined execution, a focus on quality of volume, and improvements in operating margin.
We accomplished all this amidst a historically prolonged freight recession. As our CEO described at our Investor Day in December 2024, we are focused on controlling what we can and reasserting our industry leadership to generate higher highs and higher lows across market cycles, and our strategic execution is driving results.
Executing Our Strategy
Since our CEO transition in 2023, the Board has worked closely with the management team to build on our company’s strong foundation and create a future-ready logistics company. In 2024, Dave Bozeman’s first full year as CEO, the Board oversaw important work to position the company to execute this strategy, including:
•Approving the sale of our European Surface Transportation business that closed in February 2025, to drive focus on our four core modes: North American truckload, less than truckload and global air and ocean
•Appointing Arun Rajan to the new role of Chief Strategy and Innovation Officer, effective June 20, 2024, to drive strategy and foster innovation across the company
•Appointing Damon Lee as our new Chief Financial Officer, effective August 3, 2024, adding deep experience with Lean and continuous improvement, along with accomplished financial leadership, to our management team
•Continuously evaluating risks and opportunities as we implement and execute our new operating model to drive growth
These developments have contributed to the progress and performance we saw in 2024 and position us for continued success in 2025 and beyond.

2025 Proxy Statement	1

Aligning Our Board Governance
The Board has also transformed itself to align with the evolving needs of the business. A year ago, the Board nominated Michael McGarry and Paige Robbins to join the Board. Since their election at the May 2024 annual meeting of shareholders, they have made immediate and profound contributions.
Michael’s experience leading PPG Industries through a multi-year transformation and successfully expanding its portfolio in key growth markets in the recent era gives him a highly relevant perspective for leading us through similar developments. Paige’s executive leadership experience at Grainger has allowed her to contribute to our focus on leveraging technology, data, and a strong supply chain to drive impressive relative operational results and measurable value.
The Board continues to evolve in 2025, with Jim Barber and Henry Maier not standing for re-election when their terms end at the annual meeting. On behalf of the entire Board, I want to express our gratitude for their service. During their tenure, we have executed the strategic developments described above, and we are grateful for their many contributions to C.H. Robinson. We are committed to ongoing refreshment as appropriate to ensure that the Board continues to have the right expertise to support our non-asset, technology-enabled platform and growth through digital innovation as it evolves.
Recognizing the fast pace of technology’s development, the Board recently formed a subcommittee of our Audit Committee to focus specifically on oversight of technology and innovation at C.H. Robinson, with Paula Tolliver, former chief information officer for Intel, leading this initiative. The Board will continue to evaluate the most appropriate means for oversight of important governance and risk issues as the subcommittee proceeds in its work.
Differentiating Through Talent and Culture
Our talented global team and high-performance culture drive our success, and our people have earned the reputation of being the best in the industry. On behalf of the Board, I want to recognize our entire C.H. Robinson team for their efforts and dedication to implement and instill discipline with our new operating model, and to deliver on our strategy day in and day out for our customers and contract carriers. Together, this team keeps us moving forward. Every shipment. Every challenge. Every day.
As always, we value your investment in this company, and we appreciate the trust you place in us to oversee your interests in our business.
Sincerely,
Jodee Kozlak
Chair of the Board

2

2025 Proxy Statement	3

Notice of 2025 Annual Meeting of Shareholders

DATE AND TIME Thursday, May 8, 2025 at 1:00 p.m. (CT)	LOCATION www.virtualshareholdermeeting.com/CHRW2025	WHO CAN VOTE Shareholders of record at the close of business on March 12, 2025

Voting Items

Proposals		Board Vote Recommendation	For Further Details
1	To elect 10 directors to serve for a term of one year	FOR each director nominee	Page 13
2	To approve, on an advisory basis, the compensation of named executive officers	FOR	Page 48
3	To ratify the selection of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR	Page 88
4	To approve the Amended and Restated 2022 Equity Incentive Plan	FOR	Page 92
We will also conduct any other business that properly comes before the meeting and any adjournment or postponement of the meeting.
We use the internet to distribute proxy materials to our shareholders. We believe it is an efficient and cost-effective way to provide the material and it reduces the environmental impact of our Annual Meeting. The Notice of Internet Availability of Proxy Materials for the Annual Meeting and the associated Proxy Statement and Annual Report are available at www.proxyvote.com.
Mailing of the Notice of Internet Availability of Proxy Materials to our shareholders is expected to commence on March 25, 2025, and be completed by March 28, 2025. The notice has instructions on how to access our 2025 Proxy Statement and Annual Report, attend our virtual only meeting, and vote online. Shareholders who have requested hard copies of the proxy materials will receive the Proxy Statement and Annual Report by mail.
By Order of the Board of Directors:
Nicole H. Strydom
Deputy General Counsel & Assistant Secretary
March 25, 2025
How to Vote

Online www.proxyvote.com	By Telephone 1-800-690-6903	By Mail Mark, date, and sign your proxy card and return it by mail in the postage-paid envelope provided to you.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 8, 2025. The Proxy Statement and the Annual Report are available at www.proxyvote.com.

4

About C.H. Robinson
Executing Our Strategy to Deliver Premium Shareholder Value
Strategic Focus

àBe the highest value provider to our customers and contract carriers by delivering market-leading outcomes with exceptional people, trusted relationships, operational discipline, and cutting-edge technology
àDrive focus on profitable growth in our four core modes—North American truckload, less than truckload (LTL), and global ocean and air—as the engines to ignite growth, by gaining market share in targeted industries and segments
àSolve our customers’ increasingly complex logistics needs with more robust capabilities to power value-added services and solutions that drive new volume and customer loyalty in the core modes and expand our addressable market
àDrive better synergies across our portfolio of services to accelerate profitable growth by improving how we go to market as one company with unified account management versus showing up as distinct business units
àOptimize our adjusted gross profit by monitoring key input metrics and responding faster to error states and dynamic market conditions with targeted countermeasures and innovative technology that improves our execution
àExpand gross margins through sophisticated, algorithmic dynamic pricing and costing capabilities that improve our price and cost discovery and enhance the quality of the pricing that we deliver and by increasing the use of our digital brokerage that delivers a lower cost of purchased transportation
àImprove our cost structure and operating leverage by embedding Lean practices, removing waste, driving higher productivity and scalability, and expanding our digital capabilities, including the use of generative AI, across the quote-to-cash lifecycle of an order

2025 Proxy Statement	5

About C.H. Robinson
2024 Performance Highlights
Following two years of strong demand and unprecedented supply chain disruption during the pandemic, a historically prolonged freight recession that began in the middle of 2022 continued to suppress freight volumes and rates in 2024. Despite these market headwinds, the improved execution and disciplined pricing and capacity procurement efforts from our team resulted in improved adjusted gross profits. These efforts, and the rigorous execution of our operating model, led to further productivity improvements and significant improvements in 2024 to income from operations and diluted earnings per share. Through our disciplined capital allocation strategy, we continued to increase our dividend while maintaining a strong balance sheet and investment grade credit rating.
Total Revenues ($)
(in billions)
[+0.7% Y/Y]
Adjusted Gross Profits ($)(1)
(in billions)
[+6.2% Y/Y]

Income from Operations ($)
(in millions)
[+30% Y/Y]
Diluted Earnings Per Share ($)

[+41.9% Y/Y]

(1)    Adjusted gross profit is a non-GAAP measure. Additional information about adjusted gross profit, including a reconciliation to gross profit, is available in our Annual Report on Form 10-K for the year ended December 31, 2024.

6

About C.H. Robinson
Cash Flow from Operations ($)
(in millions)
Capital Distribution ($)
(in millions)

Cash Dividends	Share Repurchases
Return of Capital to Shareholders
The company has increased dividends annually on a per share basis for the past 26 years.
Dividends Per Share
Cumulative Capital Returned
(1)Including shares deemed repurchased upon surrender of shares to satisfy tax withholding.
Accelerating Our Impact
Global supply chains are vital to our way of life. By delivering the products people need and want, we help move the world’s economy. At C.H. Robinson, we share a passion for delivering significant value and performance across customers’ logistics and supply chains, uncovering opportunities for how they can improve, and building logistics success through our logistics experts and our scalable, digital, asset-light model. We excel at building relationships and use configurable, market-leading solutions to drive supply chain outcomes.
Industry classifications often label us as a transportation company. In reality, C.H. Robinson is unique from traditional asset-owning transportation companies because we deliver a global suite of solutions without an owned fleet. It’s our adaptable model that uniquely positions us to meet the needs of dynamic supply chain environments—excelling in even the most demanding situations.

2025 Proxy Statement	7

About C.H. Robinson
Sustainability Highlights

Link to Strategy
Our sustainability work prioritizes topics that matter most to our stakeholders, aligns with our enterprise strategy, and creates long-term value by mitigating risks or capitalizing on opportunities to help drive growth with customers and carriers. As a non-asset owner, we focus our resources on areas that contribute to the success of our flexible business model. These priority topics were identified through a double materiality assessment conducted in 2024 in alignment with requirements for Corporate Sustainability Reporting Directive (“CSRD”). The materiality assessment engaged both internal and external stakeholders across the value chain. Our annual sustainability report with more information is released each spring and can be found on the company’s ESG Hub at https://www.chrobinson.com/en-us/about-us/corporate-responsibility/esg/.

Climate Action
 C.H. Robinson provides a robust suite of tools and services that meets our customers’ heightened need for Scope 3 emissions data and sustainability solutions. This includes reporting on their Scope 3 emissions across all modes; mapping alternative fuel stations along a customer’s priority shipping routes; or supply chain consulting to achieve the greatest emissions reduction, alongside other critical business goals.
àCustomer emissions reporting in our EmissionsIQTM tool is aligned with the Smart Freight Centre’s (“SFC’s”) Global Logistics Emissions Council (“GLEC”) Framework, the leading globally recognized methodology for harmonized calculation and reporting of the logistics GHG footprint across a multimodal supply chain.
àThe C.H. Robinson Alternative Fuel Program provides customers with access to alternative fuels and advanced technologies across modes to help them achieve their sustainability goals.
àC.H. Robinson supports industry groups, academic institutions, and nonprofit organizations working to advance sustainability in logistics and transportation. Two examples of this include membership with the SFC, a global non-profit organization dedicated to sustainable freight, and the U.S. Environmental Protection Agency (“EPA”) SmartWay® program.

People Empowerment
Our talent strategy builds on our existing strengths while addressing areas and capabilities that we need to evolve to drive future success. The goal of our talent strategy is to drive the C.H. Robinson enterprise strategy by ensuring our people and culture are a core competitive advantage. We seek to attract and grow exceptional talent that provides industry-leading expertise, innovative solutions, and superior service to our customers and carriers.
àPeople development: Enabled people with a customer-centric focus who have the skills and expertise needed to compete in a more sophisticated supply chain market, including key solutions across industries, supply chains, engineering, and product.
àLeadership: High-performing leaders who drive business results and develop superior talent for the future.
àIncentives: Clear and compelling performance-based compensation plans that incentivize enterprise performance and commercial growth.
àCulture: Empowered employees with a dynamic and collaborative mindset that deliver exceptional service and high value through our unmatched expertise, unrivaled scale, and tailored solutions.
àEngagement: Highly engaged people who are motivated to outperform, with a clear understanding of the C.H. Robinson strategy, where they fit within it, and the growth opportunity it offers them.
àThrough C.H. Robinson and the C.H. Robinson Foundation, we support programs and organizations that make our people, our communities, and our industry stronger.

8

About C.H. Robinson

Responsible Business Practices
Our Board is accountable for ensuring responsible governance and setting the strategic path forward for C.H. Robinson. See page 39 for information about Board oversight of our sustainability strategy and performance.
àEthics and compliance: All employees participate in our global Code of Ethics training and we hold an annual “Compliance Month” where all employees must complete a range of compliance trainings and tasks, as appropriate for their job responsibility. We are also expanding ISO9001 programs and certification in priority warehouses across our network, which is critical to maintaining the high standards of ethics, safety, and sustainability that underpin our business.
àRisk and crisis management: Our internal audit team facilitates our enterprise risk management program, and conducts an annual risk assessment process, culminating in a formal risk register, which includes topics such as cybersecurity, data privacy, and climate. We publicly report on climate-related risks identified, including a description of the risk and its likelihood and magnitude of the potential impact, in our Task Force on Climate-Related Financial Disclosure (“TCFD”) Report.
àBusiness suppliers: We expect all of our third-party suppliers to share our commitment to responsible business practices. Our procurement policy sets the expectation for human rights, strong ethical principles, and respectful business.

2024 Recognitions and Awards
àFortune: America’s Most Innovative Companies
àFortune: World’s Most Admired Companies
àForbes: Best Employer for Diversity
àForbes: Best Employer for New Grads
àNewsweek: America’s Most Responsible Companies
àInbound Logistics: 75 Green Supply Chain Partners
àWorld Finance: Most Sustainable Companies - Freight Forwarder

2025 Proxy Statement	9

About C.H. Robinson
Stakeholder Engagement
At C.H. Robinson, we regularly engage with our stakeholders to identify priorities, gauge risks and opportunities, and help ensure responsible business practices.

Who We Engage

EMPLOYEES	CUSTOMERS	INVESTORS
Our diverse network of logistics experts connects the world through technology, innovation, and collaboration to enact long-term, sustainable change for global supply chains.	As part of our mission to improve the world’s supply chains, we solve logistics challenges and create value for our customers across industries and geographies.	We have constructive conversations with investors on topics such as operating performance and strategy and to better understand other matters of importance to them.

CONTRACT CARRIERS & SUPPLIERS	GOVERNMENT & REGULATORS	COMMUNITY We give back to organizations that make our people, communities, and industry stronger, with a focus on supporting the causes our people are most passionate about.
Through stability, support, and technology, we keep operations moving for the contract carriers, suppliers, and growers integral to supply chains around the world.	Memberships and relationships with industry associations and government agencies keep us connected to existing and proposed rules and regulations.

How We Engage with Our Investors
We continuously seek to strengthen investor relationships through proactive engagement focused on gaining insight into what matters most to those who choose to invest in our organization. We know their perspectives are critical to our continued success. The long-standing investor outreach program at C.H. Robinson centers around listening and responding to the positions and priorities of our investors through quarterly earnings calls, individual and group investor calls and meetings, investor conferences, as well as our annual shareholders meeting. Additionally, we held an Investor Day in 2024 to share more about our long-term strategy and priorities.

TOPICS OF ENGAGEMENT
àBusiness overview and marketplace dynamics
àFinancial performance drivers
àStrategic initiatives
àCapital allocation strategy
àTalent and culture
àSustainability priorities, reporting, and disclosures
àAdditional topics from governance and leadership transitions to executive compensation, among others

WHO IS INVOLVED IN ENGAGEMENT
àChair of the Board
àChief Executive Officer
àChief Financial Officer
àChief Strategy and Innovation Officer
àPresident of North American Surface Transportation
àPresident of Global Freight Forwarding
àChief Human Resources & ESG Officer
àSenior Director of Investor Relations

10

Voting Roadmap
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

PROPOSAL 1
Election of Directors
The Board recommends a vote FOR each director nominee.	àSee page 13

Director Nominees

David P. Bozeman, 56 President and Chief Executive Officer Director Since: 2023 Committees: None	Jodee A. Kozlak, 62 Independent Chair of the Board; Former Executive Vice President and Chief Human Resources Officer, Target Director Since: 2013 Committees: GC, TCC

Kermit R. Crawford, 65 Independent Retired President and Chief Operating Officer, Rite Aid Director Since: 2020 Committees: GC (Chair), TCC	Michael H. McGarry, 67 Independent Retired Executive Chairman and Chief Executive Officer, PPG Industries Director Since: 2024 Committees: GC, TCC

Timothy C. Gokey, 63 Independent Chief Executive Officer, Broadridge Financial Solutions Director Since: 2017 Committees: AC, TCC	Paige K. Robbins, 56 Independent Senior Vice President and President, Grainger Business Unit Director Since: 2024 Committees: AC

Mark A. Goodburn, 62 Independent Retired Chairman and Global Head of Advisory, KPMG International Director Since: 2022 Committees: AC (Chair)	Paula C. Tolliver, 60 Independent Retired Corporate Vice President and Chief Information Officer, Intel Director Since: 2018 Committees: AC

Mary J. Steele Guilfoile, 71 Independent Former Executive Vice President, JP Morgan Chase Director Since: 2012 Committees: GC, TCC (Chair)	Henry W. “Jay” Winship, 57 Independent Founder, President and Managing Member of Pacific Point Capital Director Since: 2022 Committees: TCC

AC - Audit Committee	GC - Governance Committee	TCC - Talent & Compensation Committee

Board Refreshment
àBalanced tenure merges experience and fresh perspectives on the Board.
àMr. McGarry and Ms. Robbins joined the Board in 2024, in advance of two directors whose terms end at Annual Meeting.
àCommittee structure continually adapts to evolving company needs.

Key Demographics
àDiverse experience, including finance, technology, and operations management.
àStrong mix of seasoned veterans and newer executives.
àSignificant expertise in logistics, transportation, and related sectors.

2025 Proxy Statement	11

Voting Roadmap

PROPOSAL 2
Advisory Vote on the Compensation of Named Executive Officers
The Board recommends a vote FOR this proposal	àSee page 48

2024 Compensation Components
Our compensation philosophy is built on the following principles:
•Align incentive compensation with company financial performance;
•Encourage executives to make long-term career commitments to C.H. Robinson and align executives’ interests with those of our shareholders;
•Balance incentive compensation to achieve both annual and long-term profitability and growth;
•Emphasize supporting both team and company goals, business transformation, and company culture; and
•Provide a level of total compensation necessary to attract, retain, and motivate high quality executives.
Our current Chief Executive Officer’s (“CEO”) target total compensation includes a mix of pay that is heavily weighted to long-term, equity-based incentives (72%). Our NEOs other than our CEO have an average of 64% of total compensation targeted to be paid in long-term, equity-based incentives. This is consistent with our philosophy of strong linkage between pay and performance.

CEO 2024 Target Compensation	Average Other NEO 2024 Target Compensation(3)

(1)Equity compensation includes 60% Performance Stock Units (“PSUs”) and 40% Restricted Stock Units (“RSUs”).
(2)Equity compensation includes 50% PSUs and 50% RSUs.
(3)CFO excluded from average calculation due to joining mid-year; however, the CFO’s 2024 equity grant was also delivered in 60% PSUs and 40% RSUs.

PROPOSAL 3
Ratification of the Selection of Independent Auditors
The Board recommends a vote FOR this proposal	àSee page 88

The Audit Committee has selected Deloitte & Touche LLP as the independent registered public accountant firm for C.H. Robinson for the fiscal year ending December 31, 2025.

PROPOSAL 4
Approval of Amended and Restated 2022 Equity Incentive Plan
The Board recommends a vote FOR this proposal	àSee page 92

We are asking our shareholders to approve an amendment and restatement of the C.H. Robinson Worldwide, Inc. 2022 Equity Incentive Plan to increase the number of shares of our common stock reserved for issuance, extend the term of the plan, and make certain design changes.

12

Proposal 1: Election of Directors
Background
There are 10 nominees for election to the C.H. Robinson Board of Directors (the “Board of Directors” or the “Board”) for a one-year term, all of whom are current directors.
James J. Barber, Jr., David P. Bozeman, Kermit R. Crawford, Timothy C. Gokey, Mark A. Goodburn, Mary J. Steele Guilfoile, Jodee A. Kozlak, Henry J. Maier, Michael H. McGarry, Paige, K. Robbins, Paula C. Tolliver, and Henry W. “Jay” Winship are directors whose terms expire at the Annual Meeting. Messrs. Barber and Maier are not standing for re-election at the Annual Meeting. The Board of Directors has set the number of directors constituting the Board of Directors effective at the Annual Meeting at 10.
The Board of Directors has determined that all the directors, except for Mr. Bozeman, are independent under the current standards for “independence” established by the Nasdaq Stock Market, on which the C.H. Robinson stock is listed under the symbol “CHRW”. In connection with its evaluation of director independence, the Board of Directors considered the following transactions, each of which were entered into in the ordinary course of business:
àFor Mr. Gokey, services provided on behalf of the company by Broadridge Financial Solutions, where Mr. Gokey is employed, and for which payments were less than 1% of either companies’ revenues or operations in the last three fiscal years.
àFor Mr. McGarry, services provided by the company on behalf of PPG Industries, Inc. and/or its subsidiaries, where Mr. McGarry was Executive Chairman until 2023, and for which payments were less than 1% of either companies’ revenues or operations in the last three fiscal years.
àFor Ms. Robbins, services provided by the company on behalf of W.W. Grainger, Inc. and/or its subsidiaries, where Ms. Robbins is employed, and for which payments were less than 1% of either companies’ revenues or operations in the last three fiscal years.
The Board considered these relationships and their significance in determining that these directors are independent. Information concerning each nominee is provided below.
The Board of Directors has nominated Mr. Bozeman, Mr. Crawford, Mr. Gokey, Mr. Goodburn, Ms. Guilfoile, Ms. Kozlak, Mr. McGarry, Ms. Robbins, Ms. Tolliver, and Mr. Winship for election to the Board of Directors at the Annual Meeting for terms of one year each. Each has indicated a willingness to serve.
Mr. Bozeman, Christopher E. Gerst, and Nicole H. Strydom will vote the proxies received by them for the election of director nominees Bozeman, Crawford, Gokey, Goodburn, Guilfoile, Kozlak, McGarry, Robbins, Tolliver, and Winship unless otherwise directed. If any nominee becomes unavailable for election at the Annual Meeting, Messrs. Bozeman and Gerst and Ms. Strydom may vote for a substitute nominee at their discretion as recommended by the Board of Directors.

BOARD VOTING RECOMMENDATION
The Board of Directors recommends a vote FOR the election as directors of C.H. Robinson Worldwide, Inc., of David P. Bozeman, Kermit R. Crawford, Timothy C. Gokey, Mark A. Goodburn, Mary J. Steele Guilfoile, Jodee A. Kozlak, Michael H. McGarry, Paige K. Robbins, Paula C. Tolliver, and Henry W. “Jay” Winship.

2025 Proxy Statement	13

Election of Directors
Board Composition
Our Board of Directors, with guidance from the Governance Committee, is committed to continually reviewing and refreshing its membership to ensure the appropriate mix of skills, experience, and perspectives is represented. As part of this ongoing process, the Governance Committee regularly assesses the Board’s structure and composition to enhance its qualifications and introduce diverse viewpoints.
Director Nominee Demographics
Independence

Independent	Non-Independent
Tenure

<3 years	3–6 years	>7 years

Age

50s	60s	70s
Diversity

Women	Racial Minority (African American/Black)

14

Election of Directors
Board Skills
Our Board of Directors brings together professionals with diverse backgrounds, experiences, and expertise, which enables the Board to effectively guide and oversee our organization. Each year, the Board evaluates its collective skill set to ensure continued alignment with and support for the company’s strategy and organizational values. The skills list and subsequent graphic below highlights key areas of focus for our director nominees, showcasing the breadth of their qualifications. While the skills graphic does not encompass the full scope of an individual director’s qualifications, it highlights the core areas of expertise where each director is able to bring particular value to the company. These self-selected skills have been developed through formal education, hands-on professional experience, and oversight responsibilities.

CEO/Executive Management Experience	Current or recent experience as a senior executive officer at a large public company to bring expertise in crafting strategy, evaluating risks, and motivating high performance.

Public Company Board	Experience on other public company boards that provides a solid grounding in corporate governance and oversight responsibilities.

Sales & Marketing	Capacity to provide insights to optimize communication of the company’s story; experience leading and executing sales and marketing strategies in a business-to-business environment.

Accounting/Finance	Expertise in financial accounting and reporting to stakeholders and/or in capital markets and complex financings.

Logistics/Supply Chain/Transportation	Deep knowledge of supply chain, transportation, and/or logistics industries to bring an understanding of the operations and capital needs of the company.

Strategic Initiatives/M&A	Ability to drive strategic direction and growth of a large, complex business, including expertise with mergers and acquisitions, capital markets transactions, and other business development activities.

Technology/Digital/Cybersecurity	Experience with cybersecurity risks and/or digital strategy and transformation to drive internal operations and customer engagement.

Business/International Operations	Ability to provide practical insights into our global operations and the markets in which we operate.

Talent Strategy & Human Capital Management	Experience in strategic human capital management on a global scale, including talent development, succession planning, and/or executive compensation.

Optimization & Innovation	Experience with overseeing innovative processes, optimizing existing systems, and accelerating growth.

2025 Proxy Statement	15

Election of Directors

16

Election of Directors
Board Diversity
The Governance Committee believes a diverse Board of Directors is in the best interests of the company and its shareholders and, as stated in the Corporate Governance Guidelines, the Board believes directors should reflect a diversity of talent, experience, accomplishments, and perspective. The company is committed to considering candidates for the Board of Directors regardless of gender, ethnicity, and national origin. Any search firm retained to assist the Governance Committee in seeking director candidates is instructed to consider this commitment.
Board Refreshment
The Governance Committee, in collaboration with the Board of Directors, routinely reviews the Board’s structure and composition to enhance its expertise and integrate diverse perspectives. Instead of relying on fixed term limits, the Board aims to maintain a balanced average tenure that combines the deep institutional knowledge of seasoned directors with the fresh insights of newer members. This approach ensures the retention of valuable experience while encouraging innovation and adaptability in oversight. Additionally, the Board is focused on succession planning to maintain strong, forward-thinking leadership that aligns with the company’s strategic objectives. In support of these efforts, the Governance Committee continuously reviews potential director candidates, complementing the shareholder nomination process outlined on page 28, “Board Nomination Process.” Under the company’s governing documents, the Board size is limited to 12 directors, but is set at 10 as of the Annual Meeting.
The Board also periodically reviews the composition and structure of its standing committees to align with the company’s evolving needs. Under the Corporate Governance Guidelines, the Board retains the flexibility to reevaluate and adjust its committee structure as necessary. For details on changes made to the Board’s committee structure, please refer to “Corporate Governance—Board Structure” on page 34.
During 2024, two of our long-term directors, Scott Anderson and James Stake, did not seek re-election when their terms ended and two new directors, Mr. McGarry and Ms. Robbins, were elected to the Board. In August 2024, Mr. McGarry was appointed to the Governance Committee and the Talent & Compensation Committee and Ms. Robbins was appointed to the Audit Committee.
Mr. Barber and Mr. Maier will not be standing for re-election when their terms end at the 2025 Annual Meeting.
New Directors in Last 5 Years:

2020 1 new independent director Kermit R. Crawford	2022 4 new independent directors James J. Barber, Jr. Mark A. Goodburn Henry J. Maier Henry “Jay” Winship	2023 1 new director David P. Bozeman	2024 2 new independent directors Michael H. McGarry Paige K. Robbins

2025 Proxy Statement	17

Election of Directors
Director Nominee Biographies and Qualifications

David P. Bozeman

(Director Nominee) Age: 56 Director Since: June 2023 Committees: None

Director Qualifications
Mr. Bozeman brings over 30 years of experience at industry-leading companies and iconic brands across supply chains, middle-mile transportation, manufacturing, digital, and customer service. Mr. Bozeman has a strong track record of reinventing complex operating models with industry-wide impact, proven expertise in global supply chain and logistics management through various economic cycles, and extensive experience leading high performing teams and cultures to drive results.

Background
àC.H. Robinson Worldwide, Inc. (Nasdaq: CHRW)
•Chief Executive Officer (2023 – Present)
•Director (2023 – Present)
àFord Motor Company (NYSE: F), an automobile manufacturer
•Vice President Ford Customer Services Division and Enthusiast Brands (2022 – 2023)
àAmazon.com, Inc. (Nasdaq: AMZN), a technology company focused on e-commerce, cloud computing, online advertising, digital streaming, and artificial intelligence
•Senior Vice President, Amazon Transportation Services (2017 – 2022)
àCaterpillar Inc. (NYSE: CAT), a manufacturer serving construction, mining, energy, and rail industries
•Senior Vice President, Enterprise Systems (2013 – 2017)
•Multiple roles of increasing responsibility (2008 – 2013)
àHarley-Davidson, Inc. (NYSE: HOG), a construction, mining, and other engineering equipment manufacturer
•Multiple roles of increasing responsibility (1992 – 2008), including as Vice President, Advanced Manufacturing
àOther Experience
•Trustee and member of the Governance Committee, The Brookings Institution
•Director and member of the Finance Committee, The Conservation Fund
Public Board Experience
à3M (NYSE: MMM)
•Director and member of the Science, Technology and Sustainability Committee (February 2025 – Present)
àWeyerhaeuser Co. (NYSE: WY)
•Former Director (2015 – 2017)
Education
àMaster of Science in Engineering/Industrial Management, Milwaukee School of Engineering
àBachelor of Science in Manufacturing Engineering Technology/Mechanical Design, Bradley University

18

Election of Directors

Kermit R. Crawford

INDEPENDENT (Director Nominee) Age: 65 Director Since: September 2020 Committees: àGovernance (Chair) àTalent & Compensation

Director Qualifications
Mr. Crawford is a seasoned executive with over 30 years of senior leadership and operational experience at national chain drugstores, Rite Aid and Walgreens. He has a deep understanding of consumer experiences and insights, with a strong track record of delivering results, and leading operational change through the use of technology. His experience encompasses assessing strategies and performance in highly competitive, geographically dispersed, and regulated industries. Additionally, Mr. Crawford has relevant public company board experience, serving on the boards of Visa and Allstate, and previously on the boards of TransUnion and LifePoint Health.

Background
àC.H. Robinson Worldwide, Inc. (Nasdaq: CHRW)
•Director (2020 – Present)
àRite Aid Corporation (NYSE: RAD), a retail drugstore chain
•President and Chief Operating Officer (2017 – 2019)
àSycamore Partners, a private equity firm specializing in consumer, distribution, and retail-related investments
•Operating Partner and Advisor (2015 – 2017)
àWalgreen Company, one of the largest drugstore chains in the United States (“Walgreens”)
•Executive Vice President and President of Pharmacy, Health, and Wellness (2011 – 2014)
•Multiple roles of increasing responsibility (1983 – 2011), including as Executive Vice President and President of Pharmacy Services
àOther Experience
•Director, Vizient Inc.
•Director, Northwestern Health Network
•National Trustee, The Field Museum Chicago
•Director, Home Centered Care Institute
Public Board Experience
àThe Allstate Corporation (NYSE: ALL)
•Director and member of the Risk and Return Committee and Nominating, Governance and Social Responsibility Committee (2013 – Present)
àVisa Inc. (NYSE: V)
•Director and Chair of the Audit & Risk Committee (2022 – Present)
àTransUnion (NYSE: TRU)
•Former Director, member of the Audit and Compliance Committee and Technology, Privacy and Cybersecurity Committee (2019 – 2021)
àLifePoint Health (NYSE: LPNT; no longer publicly traded)
•Former Director and member of the Audit and Compliance Committee, Compensation Committee, Corporate Governance & Nominating Committee, and Quality Committee (2016 – 2018)
Education
àBachelor of Science, The College of Pharmacy and Health Sciences at Texas Southern University

2025 Proxy Statement	19

Election of Directors

Timothy C. Gokey

INDEPENDENT (Director Nominee) Age: 63 Director Since: October 2017 Committees: àAudit àTalent & Compensation

Director Qualifications
Mr. Gokey's tenure as Broadridge's CEO, alongside his diverse leadership background, has yielded strong leadership and business execution capabilities, as well as extensive public company knowledge. His oversight of and involvement in Broadridge's technology organization has afforded him a deep understanding of leveraging technology for strategic advantage. With prior experience at Broadridge, H&R Block, and McKinsey, he has proven expertise in mergers and acquisitions, sales and marketing, and driving growth, consistently integrating technology into these initiatives. Mr. Gokey meets the definition of an “Audit Committee Financial Expert” as established by the Securities and Exchange Commission.

Background
àC.H. Robinson Worldwide, Inc. (Nasdaq: CHRW)
•Director (2017 – Present)
àBroadridge Financial Solutions (NYSE: BR), a public corporate services and financial technology company
•Chief Executive Officer (2019 – Present)
•Director (2019 – Present)
•President (2017 – 2020)
•Senior Vice President and Chief Operating Officer (2012 – 2019)
•Chief Corporate Development Officer (2010 – 2012)
àH&R Block, a tax preparation company
•President, Retail Tax (2004 – 2009)
àMcKinsey & Company, a business strategy consulting company
•Partner (1986 – 2004)
àOther Experience
•Director, Partnership for New York City
•Director, U.S. Rowing Foundation
•Northwell Cancer Advisory Board
Public Board Experience
àBroadridge Financial Solutions (NYSE: BR)
•Director (2019 – Present)
Education
àDoctorate in Finance; Bachelor of Arts/Master of Arts in Philosophy, Politics, and Economics, University of Oxford
àBachelor of Arts in Public Affairs and Management Engineering, Princeton University

20

Election of Directors

Mark A. Goodburn

INDEPENDENT (Director Nominee) Age: 62 Director Since: May 2022 Committees: àAudit (Chair)

Director Qualifications
Mr. Goodburn brings significant executive leadership honed through senior roles at KPMG, complemented by his advisory experience with Fortune 500 boards and executive teams. Beyond his expertise in strategy, finance, mergers and acquisitions, and global operations, Mr. Goodburn has advised companies on implementing technology-driven strategies and understands the importance of innovation in maintaining competitive advantage. Mr. Goodburn's experience also positions him to provide strategic guidance on leveraging emerging technologies and fostering innovative cultures. Mr. Goodburn meets the definition of an “Audit Committee Financial Expert” as established by the Securities and Exchange Commission.

Background
àC.H. Robinson Worldwide, Inc. (Nasdaq: CHRW)
•Director (2022 – Present)
àKPMG International, a multinational professional services firm
•Senior Advisor to KPMG LLP (2021 – 2023)
•Chairman and Global Head of Consulting and Deal Advisory (2011 – 2021)
•Global Head of Strategic Investments and Innovation (2018 – 2021)
•Vice Chairman of KPMG LLP and Americas Head of Advisory and Strategic Investments (2005 – 2011)
•Various roles of increasing responsibility, including as Managing Partner-Silicon Valley Office, Member of KPMG US and Americas Board of Directors, and Global Head of KPMG’s Technology, Media and Telecommunications (1984 – 2005)
àOther Experience
•Advisor to venture capital and private equity firms
•Advisor to high growth services and technology-based companies
•Presidents National Advisory Council member, Minnesota State University
•Executive Board member, Cox School of Business, Southern Methodist University
Public Board Experience
àNone
Education
àBachelor of Science in Business, Minnesota State University
àCertified Public Accountant

2025 Proxy Statement	21

Election of Directors

Mary J. Steele Guilfoile

INDEPENDENT (Director Nominee) Age: 71 Director Since: October 2012 Committees: àGovernance àTalent & Compensation (Chair)

Director Qualifications
Ms. Guilfoile has significant experience and expertise in the areas of corporate mergers and acquisitions, business integration, and financing through her association with the investment banks of several large financial institutions. She also has public board experience through her membership on the boards of, among others, Interpublic, AVOLTA AG (a Swiss-based company on the Swiss stock exchange), and her former service on the board of Pitney Bowes, which deepened her knowledge of sales and marketing and ecommerce logistics.

Background
àC.H. Robinson Worldwide, Inc. (Nasdaq: CHRW)
•Director (2012 – Present)
àMG Advisors, Inc., a privately-owned financial services merger and acquisition advisory and consulting services firm
•Chair (2002 – Present)
àThe Beacon Group, LP, a private equity investment partnership
•Partner (1998 – Present)
àJP Morgan Chase (and its predecessor companies, Chase Manhattan Corporation and Chemical Banking Corporation) (NYSE: JPM), a multinational bank
•Executive Vice President, Corporate Treasurer (2000 – 2002)
•Various leadership roles (1986 – 1996), including as Chief Administrative Officer and Strategic Planning Officer for its investment bank, as well as various merger integration, executive management, and strategic planning positions
àOther Experience
•Former Partner, CFO, and COO, The Beacon Group, LLC (Private Equity, M&A, and Wealth Management)
•Former Consultant, Booz Allen Hamilton
•Former Manager in Audit Services, Coopers & Lybrand (now part of PwC)
Public Board Experience
àThe Interpublic Group of Companies (NYSE: IPG)
•Director, Chair of the Audit Committee and member of the Corporate Governance and Social Responsibility Committee (2007 – Present)
àAVOLTA AG (formerly known as Dufry AG; publicly traded on the SIX Swiss Exchange)
•Director, Chair of the Audit Committee and member of the Nomination Committee (2020 – Present)
àPitney Bowes Inc. (NYSE: PBI)
•Former Chair of the Board and member of the Finance Committee and Audit Committee (2018 – 2024)
Education
àMaster of Business Administration, Columbia University Graduate School of Business
àBachelor of Science in Accounting, Boston College
àCertified Public Accountant

22

Election of Directors

Jodee A. Kozlak

INDEPENDENT BOARD CHAIR (Director Nominee) Age: 62 Director Since: February 2013 Committees: àGovernance àTalent & Compensation

Director Qualifications
Ms. Kozlak's extensive human resources and business experience at Target and Alibaba Group, coupled with her public board experience, provides her with a deep understanding of human capital strategy, global operations, and digital transformation. Her experience on the boards of K.B. Home, MGIC Investment Corp., and Leslie’s, Inc. has further broadened her understanding of executive compensation and governance within a public company. At Target, a leading retailer with a complex global supply chain, and Alibaba Group, a global technology giant, she gained experience in managing human capital within organizations undergoing significant digital transformation and technological innovation.

Background
àC.H. Robinson Worldwide, Inc. (Nasdaq: CHRW)
•Chair of the Board (2023 – Present)
•Director (2013 – Present)
àKozlak Capital Partners, LLC, a strategic advisory firm
•Founder and CEO (2017 – Present)
àAlibaba Group (NYSE: BABA), a multinational conglomerate specializing in ecommerce, retail, internet, and technology
•Global Senior Vice President of Human Resources (2016 – 2017)
àTarget Corporation (NYSE: TGT), one of the largest U.S. retailers
•Executive Vice President and Chief Human Resources Officer (2006 – 2016)
•Senior Vice President, Human Resources (2004 – 2006)
•General Counsel, Owned Brand Sourcing and Labor & Employment
(2001 – 2004)
àOther Experience
•Chair of the Board of Trustees, University of St. Thomas
•Former Partner in the litigation practice, Greene Espel, PLLP
•Former Senior Auditor, Arthur Andersen & Co.
•Past fellow, Distinguished Careers Institute (DCI) at Stanford University
Public Board Experience
àK.B. Home (NYSE: KBH)
•Lead Independent Director and Chair of the Management Development Compensation Committee (2021 – Present; assumed Lead Independent Director and Chair roles in 2024)
àMGIC Investment Corp. (NYSE: MTG)
•Director, Chair of the Management Development, Nominating and Governance Committee and member of the Executive Committee and Securities Investment Committee (2018 – Present)
àLeslie’s, Inc. (Nasdaq: LESL)
•Former Director, Chair of the Nominating and Corporate Governance Committee and member of the Compensation Committee (2020 – 2023)
Education
àJuris Doctor, University of Minnesota
àBachelor of Arts in Accounting, College of St. Thomas

2025 Proxy Statement	23

Election of Directors

Michael H. McGarry

INDEPENDENT (Director Nominee) Age: 67 Director Since: May 2024 Committees: àGovernance àTalent & Compensation

Director Qualifications
Mr. McGarry's 40+ year career at PPG Industries, Inc., provides him with extensive expertise in leading and managing the strategy, operations, and finances of a complex global enterprise. He has deep experience in global manufacturing, logistics, and supply chain management, demonstrating fluency with integrating new technologies and innovative practices. His proficiency in business transformation through acquisition and integration highlights a strategic approach to adapting to evolving market dynamics. Mr. McGarry brings further valuable insights from his past public company board service at PPG and Axiall, and current service on the boards of United States Steel, Holcim (a Swiss company traded on the SIX Swiss Exchange), and Shin-Etsu Chemical (a Japanese company traded on the Tokyo Stock Exchange).

Background
àPPG Industries, Inc. (NYSE: PPG), a global leader in paints and coatings
•Executive Chairman (January 1, 2023 – October 1, 2023)
•Chairman and Chief Executive Officer (2016 – 2022)
•President and Chief Executive Officer (2015 – 2016)
•President and Chief Operating Officer (2015)
•Executive Vice President (2012 – 2014)
•Senior Vice President of Commodity Chemicals (2008 – 2012)
•Other roles of increasing responsibility, including as managing director, PPG Europe; Vice President, coatings, Europe; and Vice President, chlor-alkali and derivatives
•Began career at PPG in 1981
àOther Experience
•Chairman, American Coatings Association (ACA)
Public Board Experience
àUnited States Steel Corporation (NYSE: X)
•Director and member of the Audit Committee and member of the Compensation & Organization Committee (2019 – Present)
àShin-Etsu Chemical Co., Ltd. (publicly traded on the Tokyo Stock Exchange)
•Director and member of the Officers’ Remuneration Committee (2022 – Present)
àHolcim Ltd (publicly traded on the SIX Swiss Exchange)
•Director and member of the Nomination, Compensation & Governance Committee (2024 – Present)
àPPG Industries, Inc. (NYSE: PPG)
•Former Director (2015 – 2023)
àAxiall Corporation (NYSE: AXLL; no longer publicly traded)
•Former Director, (2013 – 2016)
Education
àAdvanced Management Program, Harvard Business School
àBachelor of Science in Mechanical Engineering, University of Texas

24

Election of Directors

Paige K. Robbins

INDEPENDENT (Director Nominee) Age: 56 Director Since: May 2024 Committees: àAudit

Director Qualifications
Ms. Robbins' career is distinguished by extensive public company and senior management experience. Her leadership roles at Grainger have fostered expertise in areas critical to driving operational excellence and innovation, including sales and marketing, operations, technology, and crucially, global supply chain and logistics. This hands-on experience is complemented by her prior role as partner and managing director at the Boston Consulting Group, where she focused on Industrial Goods companies, giving her deep insights into business growth, profit improvement, supply chain optimization, merger and acquisition strategies, and business transformation. This combination of leadership and consulting experience gives her a unique perspective on leveraging technology and innovation to optimize supply chains and drive strategic growth. Ms. Robbins meets the definition of “Audit Committee Financial Expert” as established by the Securities and Exchange Committee.

Background
àW.W. Grainger, Inc. (NYSE: GWW), a leading broad line distributor with operations primarily in North American, Japan, and the United Kingdom
•Senior Vice President and President, Grainger Business Unit (2021 – Present)
•Senior Vice President, Chief Technology, Merchandising, Marketing and Strategy Officer (2019 – 2021)
•Senior Vice President, Chief Digital Officer (2017 – 2019)
•Senior Vice President, Global Supply Chain, Branch Network, Contact Centers and Corporate Strategy (2015 – 2017)
•Other Vice President roles of increasing responsibility, in the areas of Global Supply Chain and Logistics (2010 – 2015)
àThe Boston Consulting Group, a business strategy and management consulting firm
•Partner and Managing Director (2004 – 2010)
•Roles of increasing responsibility from Associate Consultant to Vice President and Director (1992 – 2004)
Public Board Experience
àNone
Education
àMaster of Business Administration, Harvard University
àMaster of Science in Industrial Engineering, Stanford University
àBachelor of Science in Industrial Engineering, Stanford University

2025 Proxy Statement	25

Election of Directors

Paula C. Tolliver

INDEPENDENT (Director Nominee) Age: 60 Director Since: October 2018 Committees: àAudit

Director Qualifications
Ms. Tolliver's extensive leadership experience at Dow and Intel, two multinational corporations renowned for their technological innovation, has equipped her with a deep understanding of how technology can drive operational excellence and transform business models. Her expertise in information technology, digital transformation, advanced analytics, and cybersecurity, coupled with her demonstrated experience in driving innovation and growth, provides the company with key perspectives to successfully navigate the increasingly digital business environment. At Dow, a materials science company with complex global operations, and Intel, a leader in semiconductor manufacturing and technology, she has gained invaluable experience in managing complex processes and leveraging technology for strategic advantage. Ms. Tolliver has relevant public company board experience and meets the definition of an “Audit Committee Financial Expert” as established by the Securities and Exchange Commission.

Background
àC.H. Robinson Worldwide, Inc. (Nasdaq: CHRW)
•Director (2018 – Present)
àTech Edge, LLC, a technology consulting firm
•Founder and Principal (2020 – Present)
àSyniti, a pioneering data software and services company
•Director and member of the Technology Committee (2020 – 2024)
àIntel Corporation (Nasdaq: INTC), a multinational technology company
•Corporate Vice President and Chief Information Officer (2016 – 2019)
àThe Dow Chemical Company (a wholly owned subsidiary of Dow, Inc.) (NYSE: DOW), a global materials science leader in packaging, infrastructure, and consumer care
•Corporate Vice President of Business Services and Chief Information Officer
(2012 – 2016)
•Vice President, Procurement (2006 – 2011)
•Chief Information Officer and Chief Digital Officer of Dow AgroScience (2000 – 2006)
•Various other roles of increasing responsibility in Information Technology including as Europe Information Services Director (1996 – 2000)
Public Board Experience
àInvesco (NYSE: IVZ)
•Director and member of the Nomination and Corporate Governance Committee, Compensation Committee, and Audit Committee (2021 – Present)
Education
àBachelor of Business Administration in Business Information Systems and Computer Science, Ohio University

26

Election of Directors

Henry W. “Jay” Winship

INDEPENDENT (Director Nominee) Age: 57 Director Since: February 2022 Committees: àTalent & Compensation

Director Qualifications
Mr. Winship has significant experience and expertise in the areas of capital allocation, finance and accounting, mergers and acquisitions, corporate governance, and logistics. He is an active portfolio manager, which provides our Board with valuable insights from an institutional investor perspective. Mr. Winship also has public board experience through his membership on the board of Bunge Limited, and his prior membership on the boards of CoreLogic and Esterline Technologies.

Background
àC.H. Robinson Worldwide, Inc. (Nasdaq: CHRW)
•Director (2022 – Present)
àPacific Point Companies, a privately owned asset management firm
•Founder, President, and Managing Member of Pacific Point Capital LLC
(2016 – Present)
•Founder and Managing Member of Pacific Point Advisors, LLC
(2016 – Present)
àRelational Investors LLC, an activist investment fund
•Principal, Senior Managing Director and Investment Committee member
(1996 – 2015)
àOther Experience
•Advisor, Corporate Governance Institute at San Diego State University Fowler College of Business
Public Board Experience
àBunge Limited (NYSE: BG)
•Director, Chair of the Audit Committee and member of the Corporate Governance and Nominations Committee and Human Resources and Compensation Committee (2018 – Present)
•Former member of the Strategic Review Committee (2018 – 2021)
àCoreLogic, Inc. (NYSE: CLGX; no longer publicly traded)
•Former Director and member of the Nominating and Corporate Governance Committee and Strategic Planning and Acquisition Committee (2020 – 2021)
àEsterline Technologies Corporation (NYSE: ESL; no longer publicly traded)
•Former Director and member of the Compensation Committee and Strategy and Technology Committee (2012 – 2015)
Education
àMaster of Business Administration, University of California, Los Angeles
àBachelor of Business Administration in Finance, University of Arizona
àCertified Public Accountant
àChartered Financial Analyst

2025 Proxy Statement	27

Election of Directors
Board Nomination Process
The Governance Committee establishes the selection criteria and qualifications for director nominees based on the company’s evolving needs. The Board of Directors emphasizes that nominees should embody the highest standards of personal and professional ethics, integrity, and a strong commitment to serving the long-term interests of the company’s shareholders. Ideal candidates often bring current or recent experience as a chief executive officer or senior leader, along with specialized expertise in key business disciplines. The Board also values diversity in talent, experience, accomplishments, and perspectives. Directors are expected to contribute meaningful insights and practical guidance informed by their unique backgrounds and areas of expertise.
To support continuous improvement, the Board conducts annual self-evaluations, which help refine the selection criteria and ensure that directors are aligned with the company’s strategic direction and governance needs. As part of this process, the Governance Committee also considers the performance of incumbent directors when evaluating the renomination of current members, ensuring that each director continues to contribute effectively to the Board’s overall objectives. For additional information on the Board’s evaluation process, please see page 44, “Other Corporate Governance Policies, Practices and Processes: Annual Board Evaluations.”
Director Nominee Recommendations
The Governance Committee evaluates director nominee recommendations from a broad range of sources, including current Board members, business associates, community leaders, and company management. Shareholder recommendations are also welcomed and are assessed using the same selection criteria and qualifications applied to nominees from other sources, as detailed below. To further enhance the recruitment process, the Governance Committee may partner with professional search firms to identify and vet potential candidates. The table below provides an overview of the typical steps involved in the director nomination process when the Board seeks to appoint a new member.

28

Election of Directors
Director Nomination Process

The Governance Committee initially evaluates a prospective nominee based on his or her resume and other background information that has been provided to the Governance Committee.
For further review, a member of the Governance Committee will contact those candidates whom the Governance Committee believes are qualified, may fulfill a specific need of the Board of Directors, and would otherwise best contribute to the Board of Directors.
Based on the information the Governance Committee learns during this process, it determines which nominee(s) to recommend to the Board of Directors to submit for election.

The Governance Committee uses the same process for evaluating all nominees, regardless of the source of the nomination.
Any shareholder interested in presenting a nomination for consideration by the Governance Committee prior to the 2026 Annual Meeting should do so as early as possible to provide adequate time to consider the nominee and comply with our Bylaws. See “Shareholder Nominations,” below, for more details.
Messrs. Maier and Winship were originally appointed to the Board pursuant to a letter agreement with an investor, and the Board acknowledged in a subsequent letter agreement with the investor that it would renominate them for election at the company’s 2024 annual meeting last year. No current agreement governs the terms of Mr. Winship’s or any other director’s continued service on the Board.
Shareholder Nominations
Shareholders who would like to directly nominate a director candidate must give written notice to the company’s corporate secretary, either by personal delivery or by United States mail, at the following address: 14701 Charlson Road, Eden Prairie, MN 55347. The shareholder’s notice must be received by the corporate secretary no later than (a) 90 days before the anniversary date of the previous year’s Annual Meeting or (b) the close of business on the tenth day following the date on which notice of a special meeting of shareholders for election of directors is first given to shareholders. Accordingly, nominations for the 2026 Annual Meeting must be received by February 7, 2026, unless the alternative deadline is triggered. For each proposed nominee, the shareholder’s notice must comply with and include all information that is required to be disclosed under our Bylaws, any applicable Securities and Exchange Commission rules and regulations, and any applicable laws. The written notice must also include a written consent of the proposed nominee, agreeing to stand for election if nominated by the Governance Committee, and to serve as a director if appointed by the Board of Directors. The shareholder’s notice must also include:
1.The name and address of the shareholder making the nomination;
2.The number of C.H. Robinson shares entitled to vote at the meeting held by the shareholder;
3.A representation that the shareholder is a holder of record of C.H. Robinson common stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person named in the notice; and
4.A description of all arrangements or understandings between the shareholder and each nominee.
In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 9, 2026.

2025 Proxy Statement	29

Election of Directors
Proxy Access
We also provide shareholders with a “proxy access” right that entitles shareholders meeting certain eligibility requirements to include nominees for director in our proxy statement. The proxy access right entitles a shareholder, or group of up to 20 shareholders, owning at least 3% of our outstanding shares of common stock continuously for at least three years to nominate and include in our proxy statement director nominees constituting up to the greater of two individuals or 20% of the Board of Directors. The shareholder’s notice must be delivered to the company’s corporate secretary as set forth above and must be received by the corporate secretary no earlier than 150 days, and no later than 120 days, before the anniversary date of the mailing of the previous year’s proxy statement, unless an alternative deadline under our Bylaws is triggered. Accordingly, nominations for inclusion in our proxy statement for the 2026 Annual Meeting must be received no earlier than October 26, 2025, and no later than November 25, 2025, unless an alternative deadline is triggered. In addition, the shareholder’s notice must comply with the information requirements described above for other direct nominations of director candidates, as well as the additional notice and information requirements described in our Bylaws.
Director Time Commitments
Directors are expected to dedicate sufficient time and effort to effectively fulfill their responsibilities. To ensure this, the Board has established limits on the number of public company boards a director may serve on, unless an exception is expressly approved by the Board. Directors serving as executive officers of public companies are limited to two public company boards: their employer's board and one additional board. All other directors are restricted to a maximum of four public company boards, including our Board. Additionally, directors must notify the Chair of the Governance Committee before accepting a position on the board of any for-profit company, whether public or private, to evaluate potential conflicts of interest. Compliance with this policy is monitored through the advance notification requirement and an annual questionnaire process.
Director Independence
Our Board of Directors is currently comprised of 11 independent directors and 1 non-independent director who is not independent solely by virtue of his service as our CEO. Accordingly, we are in compliance with the Nasdaq listing standards requirement that a majority of Board members must be independent. For additional information on how we made this independence determination for our directors, see "Proposal 1: Election of Directors” on page 13.
Our Board of Directors is elected annually using a majority voting standard for any uncontested director election. This means that a director is elected if the number of votes cast “for” the director’s election exceeds the number of votes cast “against” that director, provided that a quorum is present.
If any incumbent director fails to receive a majority vote in an uncontested election, the director is required to tender his or her resignation, subject to acceptance by the Board. Our Governance Committee will make a recommendation to the Board on whether to accept the resignation, and the Board will act upon such resignation within 90 days from the date the election results are certified and then publicly disclose its determination. The director who tenders his or her resignation will not participate in the recommendation or decision with respect to his or her resignation.
In the event of a contested election in which the number of nominees exceeds the number of directors to be elected, directors would be elected using a plurality voting standard. The plurality voting standard means that the nominees receiving the most affirmative votes would be elected to our Board.

30

Corporate Governance
Introduction
Comprehensive Governance Practices
Our Board’s oversight of the development and implementation of our corporate strategy is supported by the company’s robust governance practices, policies, and procedures. Ensuring our governance practices are aligned with our stakeholders’ concerns and objectives is a high priority for C.H. Robinson and to that end, we regularly engage with our stakeholders. See “Stakeholder Engagement” on page 10 for more information on how we seek feedback from our stakeholders. To facilitate continual improvement and effectiveness, the Board is also committed to maintaining its independent oversight and ensuring that its membership consists of the appropriate skill sets and range of experience.
The highlights outlined below are evidence of our commitment to a strong corporate governance structure, comprehensive policies and procedures that support that structure, and a strong tone at the top.
Corporate Governance Highlights

Active, Independent Board
•11 of 12 current directors are independent; 9 of 10 director nominees are independent
•Executive sessions of independent directors held at each regularly scheduled meeting
•Independent Board Chair
•Independent committees
•High rate of attendance at Board and committee meetings
•Complete access to management
•Access to outside advisors and director education programs at the company’s expense

Robust Corporate Governance
•Board review of company strategy on at least an annual basis
•Active Board involvement in management succession planning
•Commitment to Board refreshment with seven new independent directors in the past five years
•Comprehensive and strategic approach to enterprise risk management
•Declassified Board
•In-depth Board and committee self-assessment process
•Majority vote standard in uncontested elections
•Board oversight on sustainability matters

Shareholder Rights	•Proxy access right •No poison pill •Proactive investor outreach program •Annual election of all directors •Plurality vote standard in contested elections •Annual “say-on-pay” vote
Board and Management Checks and Balances
•Prohibition on pledging and hedging
•Stock ownership guidelines for directors and management
•Annual Board and Committee self-evaluation
•Clawback policy compliant with Securities and Exchange Commission and Nasdaq rules plus new supplemental clawback policy in 2025

2025 Proxy Statement	31

Corporate Governance
Board Meetings and Attendance
During 2024, the Board of Directors held five meetings. Each director holding office during the year attended at least 75% of the aggregate meetings of the Board (held during the period for which he or she was a director) and the meetings of the committees of the Board on which he or she served (held during the period for which he or she served on a committee).
While the company encourages all directors to attend the annual meeting of shareholders, there are occasions when scheduling conflicts or other commitments prevent full attendance. In 2024, 11 out of the 12 then-current directors were present.

Engaged and Active Board of Directors

5
Board of Director meetings in 2024	All directors attended at least 75% of 2024 Board and committee meetings	11 of 12 then-current Director nominees attended the 2024 Annual Meeting	Each 2024 regularly scheduled Board meeting also included a non-management director executive session

More than Meetings
Our Board members are deeply committed to robust oversight, both within and outside of formal meetings.
Pre-Meeting Collaboration: Prior to each committee or Board meeting, Chairs engage in thorough pre-meeting discussions with key management and subject matter experts. This collaborative approach ensures that critical topics are identified, agendas are well-defined, and that both the full Board and individual committees effectively fulfill their core responsibilities.
Ongoing Engagement: Directors maintain open and frequent communication with management through individual and group meetings. These discussions cover a wide range of topics, including strategic direction, operational performance, risk management, and talent development.
Enhanced Learning & Development: To continuously enhance their knowledge and expertise, directors receive ongoing education through various channels:
•Quarterly board & committee meetings: Presentations from internal experts and external consultants provide valuable insights into company performance, leadership, and strategic direction.
•Professional development: We maintain a subscription to the National Association of Corporate Directors (NACD) and encourage directors to participate in relevant continuing education programs offered by universities, stock exchanges, and other reputable organizations.
•Real-world experience: Directors actively engage in real-world scenarios, such as the participation of our Audit Committee Chair in a cybersecurity ransomware tabletop exercise alongside senior leadership. This hands-on experience provides valuable insights and enhances their ability to effectively fulfill their oversight duties.

32

Corporate Governance
Director Onboarding Program
Our comprehensive director onboarding program is designed to ensure new Board members are equipped with the knowledge, tools, and relationships necessary for effective oversight and meaningful contributions from the outset. The onboarding process includes an introduction to the company’s enterprise strategy, divisional and functional operations, and governance practices. New directors are provided with a robust set of pre-read materials, including the strategic plan, financial reports, an overview of the topics covered in each committee on which they will serve, and investor presentations, to facilitate a thorough understanding of the company’s business and culture.
Additionally, new directors attend an "Immersion Day," which includes briefings on strategy, operations, governance tools, and finance, as well as opportunities to engage with senior leadership and employees. Directors also participate in site visits and follow-up meetings on key areas such as talent strategy, sustainability initiatives, and cybersecurity. To foster integration, new directors are paired with experienced Board members for mentorship and encouraged to attend ongoing education programs at the company’s expense. This structured onboarding program reflects the company’s commitment to strong governance and effective Board leadership.
Committee Charters and Governance Documents
The charters for each of the required committees of the Board of Directors, our Corporate Governance Guidelines, and our company’s Code of Ethics, which are all a part of our Corporate Compliance Program, are posted under the Governance section of the Investors page of our website at investor.chrobinson.com. Each of our committees reviews its charter on an annual basis to assess its adequacy and effectiveness and then recommends any proposed changes to the Board for approval. Our Corporate Governance Guidelines are reviewed by our Board and the Governance Committee on a regular basis to determine whether any revisions are advisable based on stakeholder feedback, changes in rules or regulations, or updated best governance practices.
Certain sections of this Proxy Statement reference or refer you to materials on our website at www.chrobinson.com. These materials are not incorporated by reference in, and are not a part of, this Proxy Statement.

2025 Proxy Statement	33

Corporate Governance
Board Structure
Board Leadership Structure

Jodee A. Kozlak Independent Chair of the Board	Dave P. Bozeman President and CEO
INDEPENDENT COMMITTEE CHAIRS

Mark A. Goodburn Audit Committee	Kermit R. Crawford Governance Committee	Mary J. Steele Guilfoile Talent & Compensation Committee
The positions of Chief Executive Officer (“CEO”) and Chair of the Board of Directors (“Board chair”) are held by two different individuals. Mr. Bozeman serves as our CEO and Ms. Kozlak, an independent director who has served on the Board since 2013, serves as the independent Board chair. This structure allows our CEO to focus on providing daily leadership and oversight of the company’s performance while the Board chair leads the Board in its fundamental role of providing advice to and independent oversight of management. Our Board believes it is important to retain the flexibility to allocate the responsibilities of the Board chair and CEO positions in any manner that it determines to be in the best interests of the company based on the then-current circumstances.
The Board selected Ms. Kozlak as independent Board chair for her exceptional leadership and deep expertise in talent strategy, global operations, and digital transformation, gained through executive roles at large public companies. The Board believes her unique combination of expertise, independent judgment, and thorough understanding of the company’s operations, along with her extensive public board experience, has allowed her to provide robust and strategic leadership.
Our Corporate Governance Guidelines provide that the Board chair, in consultation with other Board members, sets the agenda for regular meetings of the Board of Directors, and the chair of each committee is responsible for the agendas for the meetings of the applicable committee. Directors and committee members are encouraged to suggest agenda items and may raise other matters at meetings.
We believe our leadership structure effectively supports the Board’s risk oversight responsibilities. With strong independent directors leading our Audit Committee—the committee most directly engaged in overseeing risk—and open communication between management and the Board, all directors play an active role in the oversight of risk management.

New in 2025: Technology & Innovation Subcommittee
In response to the dynamic technology landscape, our Board approved a new Technology & Innovation Subcommittee of the Audit Committee, chaired by Paula Tolliver and reporting to the Audit Committee, to drive strategic technology integration and manage associated risks. See “Board Committees” on page 35 of this Proxy Statement for additional information.

34

Corporate Governance
Board Committees
The Board has three standing committees: the Audit Committee, the Talent & Compensation Committee, and the Governance Committee. Currently, the members and Chairs of these committees are:

Directors	Audit	Governance	Talent & Compensation
James J. Barber, Jr.(1)
David P. Bozeman
Kermit R. Crawford(1)
Timothy C. Gokey(1)
Mark A. Goodburn(1)
Mary J. Steele Guilfoile(1)
Jodee A. Kozlak(1)
Henry J. Maier(1)
Michael H. McGarry(1)
Paige K. Robbins(1)
Paula C. Tolliver(1)
Henry W. “Jay” Winship(1)

(1)Director is indicated as independent, as defined by Nasdaq Rule 5605(a)(2).	Member	Chair
During 2024, the Board evaluated its committee structure as part of its ongoing effort to enhance governance efficiency and strategic focus. As part of this review, the Board determined that the Capital Allocation and Planning Committee had successfully achieved its original objectives, including overseeing the company’s agreement to divest its European Surface Transportation business. The Board’s decision to dissolve this committee illustrates the Board’s commitment to allocating its resources effectively and ensuring alignment with current organizational priorities. The responsibilities previously handled by the Capital Allocation and Planning Committee have either been integrated into regular full board discussions or delegated to other standing committees as appropriate.
Technology & Innovation Subcommittee
As part of its commitment to strengthen oversight in key strategic areas, the Board established a new Technology & Innovation Subcommittee of the Audit Committee, chaired by Paula Tolliver. The Board’s establishment of this subcommittee reflects the growing importance of technology in driving organizational performance, managing risk, and ensuring regulatory compliance. The subcommittee will focus on overseeing the company's technology and innovation strategies, including advanced analytics/AI, cybersecurity, data governance, and compliance with global data privacy and security regulations, as well as overseeing the alignment of technology investments with the organization’s strategic objectives.
Through the Technology & Innovation Subcommittee, the Board aims to enhance its capacity to address the complexities and opportunities presented by technological advancements. The subcommittee will report to the Audit Committee and in addition to Ms. Tolliver, its members include Mr. Gokey, Mr. Goodburn, and Ms. Robbins.

2025 Proxy Statement	35

Corporate Governance

Audit Committee 2024 Meetings: 8 Report: See page 91	Mark A. Goodburn, Chair	Other Members: àJames J. Barber, Jr. àTimothy C. Gokey àPaige K. Robbins àPaula C. Tolliver

Function: The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to the quality and integrity of the financial reports of the company. The Audit Committee has the sole authority to appoint, oversee, and discharge our independent auditors, and has established procedures for the receipt, retention, and response to complaints regarding accounting, internal controls, or audit matters.

Key Responsibilities:
Among other responsibilities in the Audit Committee Charter, the Audit Committee is responsible for:
1.Reviewing the scope, timing, and costs of the audit with the company’s independent registered public accounting firm and reviewing the results of the annual audit;
2.Assessing the independence of the outside auditors on an annual basis, including receipt and review of a written report from the independent auditors regarding their independence consistent with applicable rules of the Public Company Accounting Oversight Board;
3.Reviewing and approving in advance the services provided by the independent auditors;
4.Overseeing the internal audit function;
5.Reviewing the company’s significant accounting policies, financial results, and earnings releases and the adequacy of our internal controls and procedures;
6.Reviewing the risk management status of the company, including cybersecurity risks; and
7.Reviewing and approving related-party transactions.

Independence and Financial Expertise:
All of our Audit Committee members are “independent” under applicable Nasdaq listing standards and Securities and Exchange Commission rules and regulations.
The Board has determined that all five members of the Audit Committee, Messrs. Barber, Gokey, and Goodburn, and Mses. Robbins and Tolliver, meet the definition of an “Audit Committee Financial Expert” as established by the Securities and Exchange Commission.

Committee Membership Changes: Ms. Robbins was appointed to the Audit Committee, effective August 8, 2024.

36

Corporate Governance

Governance Committee 2024 Meetings: 5	Kermit R. Crawford, Chair	Other Members: àMary J. Steele Guilfoile àJodee A. Kozlak àHenry J. Maier àMichael H. McGarry

Function: The Governance Committee identifies for the Board individuals qualified to become Board members, considers nominees recommended by shareholders, and recommends nominees to the Board for election as directors. The Governance Committee also adopts and revises corporate governance guidelines applicable to the company and serves in an advisory capacity to the Board on matters of organization and the conduct of Board activities.

Key Responsibilities:
Among other responsibilities in the Governance Committee Charter, the Governance Committee is responsible for:
1.Periodically reviewing and making recommendations to the Board as to the size, diversity, and composition of the Board and criteria for director nominees;
2.Identifying and recommending candidates for service on the Board;
3.Reviewing and revising the company’s Corporate Governance Guidelines, including recommending any necessary changes to the Corporate Governance Guidelines to the Board;
4.Leading the Board in an annual review of the performance of the Board and the Board committees;
5.Making recommendations to the Board regarding Board committee assignments;
6.Making recommendations to the Board on whether each director is independent under all applicable requirements;
7.Making recommendations to the Board with respect to the compensation of non-employee directors;
8.Periodically reviewing with the company’s Chief Legal Officer developments that may have a material impact on the company’s corporate governance programs, including related compliance policies; and
9.Reviewing, at least annually, the company’s policies, practices, performance, disclosures, and progress toward goals with respect to significant sustainability issues, including the alignment of such efforts with the company’s overall strategy.

Independence: All members of our Governance Committee are “independent” under applicable Nasdaq listing standards.

Committee Membership Changes: Mr. McGarry was appointed to the Governance Committee, effective August 8, 2024.

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Corporate Governance

Talent & Compensation Committee 2024 Meetings: 9 Report: See page 75	Mary J. Steele Guilfoile, Chair	Other Members: àKermit R. Crawford àTimothy C. Gokey àJodee A. Kozlak àMichael H. McGarry àHenry W. “Jay” Winship

Function: The Talent & Compensation Committee has oversight responsibilities relating to overall talent strategy, executive compensation, employee compensation and benefits programs and plans, succession and leadership development, and culture.

Key Responsibilities:
Among other responsibilities in the Talent & Compensation Committee Charter, the Talent & Compensation Committee is responsible for:
1.Reviewing the performance of the CEO;
2.Determining all elements of the compensation and benefits for the CEO and other executive officers of the company;
3.Reviewing and approving the company’s compensation program, including equity-based plans, for management employees generally;
4.Reviewing the company’s policies, practices, performance, disclosures, and progress toward goals with respect to significant human capital management issues, including the alignment of such efforts with the company’s overall strategy;
5.Overseeing the company’s process of conducting advisory shareholder votes on executive compensation; and
6.Reviewing executive officers’ employment agreements; separation and severance agreements; change in control agreements; and other compensatory contracts, arrangements, and benefits.

Independence:
All of our Talent & Compensation Committee members are “independent” under applicable Nasdaq listing standards and Internal Revenue Service and Securities and Exchange Commission rules and regulations.

Committee Membership Changes: Mr. McGarry was appointed to the Talent & Compensation Committee, effective August 8, 2024.

38

Corporate Governance
Role of the Board of Directors
Strategic Oversight
The Board of Directors actively oversees the organization's strategic direction, meeting at least four times annually to review, approve, and guide fundamental operating, financial, risk management, and corporate strategies, along with major plans and objectives. This oversight includes monitoring the effectiveness of management policies and decisions through ongoing interaction and robust dialogue with management, both in formal sessions and through other channels.
Demonstrating its commitment to proactive governance and its continuous evaluation of effectiveness in meeting the company’s needs, the Board recently formed a Technology & Innovation Subcommittee of the Audit Committee. Among other things, this subcommittee provides enhanced focus on critical technological initiatives and emerging risks in cybersecurity and technology innovation. See “Board Committees” on page 35 of this Proxy Statement for additional information.
The Board's reviews encompass a range of key topics, informed by significant input from the relevant committees, including the following:

àQuarterly and fiscal year financial results
àLong range financial planning and review of financial models
àLong-term strategic planning and M&A
àRisk management, mitigation, and insurance updates
àCapital allocation
àReview and revision, as necessary, of policies and committee charters

àTechnology, cybersecurity, privacy, and compliance
àHuman capital management
àLeadership succession and talent planning
àExecutive compensation
àDirector compensation
àBoard composition, effectiveness, and self-assessment results
àManagement of sustainability topics

2025 Proxy Statement	39

Corporate Governance
Oversight of Risk

BOARD RESPONSIBILITIES The Board is actively involved in the oversight of risks that could affect the company.

AUDIT COMMITTEE
àRisk oversight is conducted primarily through the Audit Committee.
àResponsible for at least annually reviewing key risks or exposures and assessing the steps management has taken to minimize such risk.
àProvides periodic risk assessment updates to the Board and solicits input from the Board regarding the company’s risk management practices.
àOversees Technology & Innovation Subcommittee, which oversees risks related to technology, cybersecurity, and data privacy.
TALENT & COMPENSATION COMMITTEE àPeriodically reviews compensation programs to ensure that they do not encourage excessive risk taking. àOversees human capital and succession planning risks.	GOVERNANCE COMMITTEE àPeriodically reviews corporate governance risks and related compliance policies. àOversees risks related to government relations and sustainability topics.

MANAGEMENT RESPONSIBILITIES
Management is responsible for our Enterprise Risk Management (“ERM”) program, which includes key risk identification, mitigation efforts, day-to-day management, and communication to the Audit Committee.

EVALUATE
The ERM program, overseen by our Chief Financial Officer and the Audit Committee, allows us to evaluate risks and their potential impact to the company based on multiple factors, including business conditions, company capabilities, and risk tolerance. The ERM program is facilitated by our internal audit department, which is independent of our business functions, and consists of a framework that identifies and classifies risks, assigns risk owners, facilitates risk mitigation efforts, and communicates results to senior management and the Audit Committee.

REVIEW
Changes in the company’s risk profile may also be identified through routine internal audits and ongoing discussions with members of our operational staff and management. A significant component of the ERM program is the annual risk assessment, which includes interviews with various key personnel and risk owners within the company, as well as with members of the Audit Committee.
PRESENT The internal audit department provides key risk information to the Audit Committee, including the annual risk assessment results, supplemental risk reports, and quarterly updates.

40

Corporate Governance
Enterprise risk reviews and reports are conducted by the Board and its committees as needed. As an example, this ongoing assessment of risk led to the creation of a dedicated technology and innovation subcommittee. Our internal audit department continues to improve the ERM program, including increasing the frequency of touchpoints with risk owners to ensure changes to the risk environment are captured and communicated promptly. To achieve this, internal audit engages numerous stakeholders across the company, including legal, human resources, government affairs, technology, privacy, the global cybersecurity team, and others, to ensure our risk universe and analysis are comprehensive and timely reported, as necessary. In addition, we engaged external consultants to assist in risk scenario analysis for both climate and trade disruption risks.
Selected Areas of Oversight

Board of Directors: Receive updates from committees and management regarding strategy, regulations, and risks on the topics of climate, cybersecurity, data privacy, and human capital management

Governance Committee Progress on climate-related goals, regulations, disclosures	Talent & Compensation Committee Human capital management	Audit Committee Climate-related reporting and disclosures, cybersecurity, data privacy

Management: Day-to-day management of strategies and mitigation of risks associated with the topics of climate, cybersecurity, data privacy, and human capital management; provide reports to the Board and appropriate committees, as needed.

Climate Oversight
Climate-related risks are evaluated within our ERM register, including the physical and transitional risks of climate change, its consequences, and opportunities. The register is reviewed quarterly and aligned to the risk factors reported annually in our Annual Report on Form 10-K. In 2023, the company conducted an enterprise climate risk process through a joint quantitative and qualitative climate scenario analysis for risks and opportunities in our global operations using a number of climate risk scenarios across the value chain. Results of this exercise were published in our TCFD Report, which is available on the company’s ESG Hub at https://www.chrobinson.com/en-us/about-us/corporate-responsibility/esg/.
Our Chief Financial Officer works with our CEO, Chief Legal Officer, and Chief Human Resources and ESG Officer to review climate-related issues as they arise. This group provides feedback on recommended actions and gives final approval regarding which actions are brought to the Board.

2025 Proxy Statement	41

Corporate Governance

Oversight of Cybersecurity
The company’s global reach and the ever-evolving threat landscape make data security and cybersecurity critical priorities for us, and as such, the Audit Committee and Technology & Innovation Subcommittee receives regular reports on these topics. Our global cybersecurity team reports to our Chief Technology Officer and together, they are responsible for our network security, engineering processes, and business continuity. This team partners with leaders from all our global regions to align our strategic goals with our business priorities.
We have processes and programs in place to meet our global compliance obligations and work with our employees and teams across the globe to ensure security and data protection principles are integrated into the way we do business every day. We utilize a set of controls that integrates guidance from the EU’s General Data Protection Regulations and alignment with the U.S. National Institute of Standards and Technology’s framework. In addition, we submit to independent assessments by external parties, including System and Organizational Controls (“SOC”) 2 Type 2 audit, to help identify control effectiveness and any issues.
Our Technology Continuity program follows industry standards for disaster recovery practices, including alignment with ISO 27031:2011 and the Disaster Recovery Institute International’s Professional Practices. Our program includes multiple components that act as an additional line of defense—among them are regular functional recovery and tabletop exercises, cybersecurity exercises, program audit and maintenance, awareness and training, business impact analysis, and risk evaluation and controls.

Oversight of Data Privacy
Our global data privacy program aligns closely with our global cybersecurity team regarding the management of a framework that represents a harmonized set of privacy and data protection controls, encompassing our global and regional obligations to personal information. The program is evaluated within our ERM register. The vice president of our global data privacy program reports to our Chief Legal Officer and aligns closely with regional counsel in North and South America, Asia, and Europe.
Our global data privacy program extends across our business and shared service organizations to embed privacy by design principles within our operations and in alignment and coordination with our information security program. This is done through both active data protection impact/privacy impact assessment (“DPIA/PIA”) engagements with business and technical partners, as well as through structured privacy by design checklists embedded into technical and business process development. Technical teams participate in regular and ongoing workshops that support security and privacy by design initiatives. All C.H. Robinson employees who process personal information must comply with privacy policies and processes designed to achieve compliance. Employees complete annual information protection and privacy training that supports our Code of Ethics and guides employees on their roles and responsibilities to collect, protect, use, and manage the personal information entrusted to them. Ongoing privacy policy compliance audits and risks identified during DPIA/PIA activities inform ERM processes. The Audit Committee is updated on privacy risk management procedures through our regular enterprise risk updates as well as through internal audit projects involving privacy risks.

42

Corporate Governance

Oversight of Talent and Culture
The Board of Directors and the Talent & Compensation Committee actively oversee talent management strategies. The Chief Human Resources and ESG Officer provides them with regular updates on key initiatives, performance metrics, and other relevant HR topics, such as hiring and retention, culture, employee engagement, succession planning, compensation and benefits, and associated risks.
Evaluation of CEO and Management. Our Board has delegated primary oversight responsibility for evaluating the performance of the CEO and other members of management to the Talent & Compensation Committee. In collaboration with the Chair of the Governance Committee, the Talent & Compensation Committee conducts these evaluations and reports its assessment of the CEO’s and management’s performance to the full Board at least annually.
Succession Planning. Effective succession planning for senior management is essential to our long-term success. The Board considers its review of the company’s succession plans as part of an ongoing process and works throughout the year on various succession matters. These include identifying potential successors for the CEO and other key leadership roles in ordinary-course succession planning, as well as developing an emergency CEO succession framework to ensure continuity in the event of an unforeseen circumstance. As part of this process, the CEO provides recommendations and evaluations of potential successors and proposes development plans to prepare these individuals for future leadership.

Evaluate and Approve
The Talent & Compensation Committee evaluates the performance of the CEO and management and sets performance goals and objectives.
The Board reviews the report evaluating the CEO and any other updates from the Talent & Compensation Committee in executive sessions of the Board.
The Talent & Compensation Committee reviews compensation programs, policies, and practices and makes compensation decisions.

Assess and Plan
The Talent & Compensation Committee reviews succession plans for the company’s executive officers, including the CEO, and presents such plans to the Board.
The Board provides input to the CEO, who conducts an annual assessment of the performance and development of other senior management.
The Talent & Compensation Committee reviews the results of the advisory stockholder vote on executive compensation and makes recommendations to the Board as appropriate.

2025 Proxy Statement	43

Corporate Governance
Other Corporate Governance Policies, Practices, and Processes
Annual Board Evaluations
The Board is dedicated to ongoing enhancement of its effectiveness and conducts an annual self-evaluation to ensure it and its committees are performing optimally. The annual evaluation process is designed to assess performance across critical areas, foster open dialogue, and identify opportunities for growth. In addition to formal methods, the process includes an informal peer evaluation component, allowing directors to provide candid feedback on individual and group performance.
The self-evaluation is carried out through a combination of written feedback, individual discussions, and collective review, with a focus on translating insights into actionable improvements. The process is structured around four key components: an annual written questionnaire, one-on-one discussions with each director, a comprehensive review of the evaluation report, and the incorporation of feedback into Board practices. These steps ensure a thorough and transparent approach to maintaining high standards of governance and operational excellence.

Each year, the Board conducts a comprehensive self-evaluation through a written questionnaire. Directors are asked to evaluate key areas, including:
•strategic and operational oversight
•board structure and governance
•board processes and culture
•the adequacy of information and resources provided at meetings
The Governance Committee collects and analyzes this feedback.

To complement the written questionnaire, the Chair of the Governance Committee or an outside consultant holds individual conversations with each director. These discussions focus on individual contributions, group dynamics, and overall performance, providing additional qualitative insights into the Board's effectiveness.

The Chair of the Governance Committee compiles the findings from the written questionnaire and individual discussions and summarizes the findings in a report-out to the full Board. The Governance Committee and the full Board review and discuss the report to assess performance and identify any areas for improvement.

Based on the evaluation report and Board discussions, the Board determines specific actions to enhance its performance and that of its committees. This process ensures that feedback is translated into meaningful improvements in Board operations, governance, and effectiveness. In addition, the Governance Committee summarizes feedback for individual directors.

44

Corporate Governance
Insider Trading Policy
The Board has adopted an insider trading policy that that governs the purchase, sale, and other dispositions of its common shares and other securities by directors, officers, employees, and consultants. This policy prohibits trading (or tipping others) in company securities while aware of material, non-public information, and similarly prohibits trading in the securities of other public companies while aware of material, non-public information about those companies acquired through service with the company.
The insider trading policy includes additional restrictions for certain individuals with access to material financial information about the company, as well as for directors and officers subject to Section 16 reporting requirements. These individuals are subject to quarterly trading windows, and are also required to pre-clear all transactions involving company securities with the Chief Legal Officer, Assistant Secretary, or their designee. The policy extends to family members and entities controlled by covered persons. In addition, with regard to the company’s trading in its own securities, it is the company’s policy to comply with the federal securities laws and the applicable exchange listing requirements. We believe the insider trading policy and practices are reasonably designed to promote compliance with insider trading laws, rules, and regulations.
Our insider trading policy also prohibits covered persons from pledging their company stock and from engaging in transactions in puts, calls, or other derivative securities, and from hedging their investments in company stock.
The foregoing summary of our insider trading policy does not purport to be complete and is qualified in its entirety by reference to the full text of the policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Shareholder Communications with the Board
C.H. Robinson shareholders and other interested parties may send written communications to the Board of Directors or to any individual director by mailing it to C.H. Robinson Worldwide, Inc., Board of Directors, c/o C.H. Robinson Corporate Secretary, 14701 Charlson Road, Suite 1200, Eden Prairie, MN 55347. These communications will be compiled by the corporate secretary and periodically submitted to the Board of Directors or individual directors.

2025 Proxy Statement	45

Compensation of Directors
Overview
The Governance Committee periodically engages an independent compensation consultant to ensure the Board's compensation remains competitive and aligned with market standards. This review involves analyzing market data and providing recommendations for potential adjustments. Based on the review completed by Semler Brossy in 2023, no changes were made to the 2024 annual compensation program.
The table below outlines the 2024 annual compensation program for our non-employee directors:
Annual Non-Employee Director Compensation

¢	Annual Cash Retainer
¢	Annual Equity Award (RSUs)
Additional Director Compensation

Compensation Element	Compensation Amount
Independent Chair of the Board Additional Cash Retainer	$100,000
Committee Service Compensation	Chair	Member
Audit Committee	$30,000	$12,500
Governance Committee	$20,000	$7,500
Talent & Compensation Committee	$20,000	$7,500
C.H. Robinson also reimburses non-employee directors for reasonable expenses incurred in attending Board of Directors meetings and for expenses incurred in obtaining continuing education related to service on our Board of Directors. Directors who are also employees of C.H. Robinson are not separately compensated for serving as a member of the Board of Directors.
Directors are required to own a minimum of five times their annual cash retainer in company stock no later than five years after joining the Board of Directors. We base the stock ownership requirements on all shares of company stock deemed owned by a director, which includes vested RSUs and stock beneficially owned by the director, including owned in a trust, by a spouse, or by dependent children for our directors. All directors who have been on the Board for at least five years are in compliance with the company stock ownership requirements.

46

Compensation of Directors
2024 Director Compensation Table

Name(1)	Fees Earned or Paid in Cash ($)		Stock Awards(2) ($)	Total ($)	Aggregate Number of Shares Subject to Stock Awards Outstanding as of December 31, 2024(3)
Scott P. Anderson(4)	44,643		62,500	107,143	25,496
James J. Barber, Jr.	122,500		175,000	297,500	3,888
Kermit R. Crawford	137,500		175,000	312,500	7,543
Timothy C. Gokey	130,000	(8)	175,000	305,000	22,168
Mark A. Goodburn(5)	147,500	(8)	175,000	322,500	8,950
Mary J. Steele Guilfoile	137,500		175,000	312,500	19,193
Jodee A. Kozlak	225,000	(8)	175,000	400,000	25,647
Henry J. Maier(5)	125,000		175,000	300,000	5,306
Michael H. McGarry(6)	76,968		112,981	189,948	1,108
Paige K. Robbins(7)	75,976		112,981	188,956	1,108
James B. Stake(4)	43,750		62,500	106,250	29,659
Paula C. Tolliver(5)	130,000		175,000	305,000	14,016
Henry W. “Jay” Winship(5)	137,500		175,000	312,500	5,306
(1)David P. Bozeman, as the company’s President and Chief Executive Officer, does not receive any additional compensation for services provided as a director.
(2)The dollar value reflected in this column was awarded as fully vested RSUs of the company. Shares equal to the number of RSUs will be distributed to the director after his or her board membership terminates. The number of units issued to a director is determined by dividing the annual equity award value of $175,000 (or the pro-rated amount for a partial year of service) by the closing price of a share of our common stock on the date of grant. In accordance with Accounting Standards Codification 718 (“ASC 718”), these awards are discounted to reflect the restrictions on the awardee’s ability to sell or transfer vested awards until his or her board membership terminates. The fair value of these awards is established based on the market price on the date of grant, discounted for post-vesting holding restrictions.
(3)Includes fully vested RSUs.
(4)Mr. Anderson and Mr. Stake retired from the Board of Directors following the company’s annual meeting on May 9, 2024.
(5)Effective November 7, 2024, the Capital Allocation and Planning Committee ceased to be a standing committee of the Board.
(6)Mr. McGarry was elected to the Board of Directors at the company’s annual meeting on May 9, 2024 and was appointed to the Governance Committee and the Talent & Compensation Committee effective August 8, 2024.
(7)Ms. Robbins was elected to the Board of Directors at the company’s annual meeting on May 9, 2024 and was appointed to the Audit Committee effective August 8, 2024.
(8)The director has elected to receive the dollar value of these fees in RSUs of the company. Shares equal to the number of RSUs received will be distributed after termination of board membership.
Changes to 2025 Director Compensation
Semler Brossy led a review of director compensation in 2024, which was used by the Governance Committee to inform and recommend changes to Board compensation.
Based on Semler Brossy’s most recent review, the Governance Committee recommended, and the Board approved, two changes to the structure of director compensation for 2025. While the annual cash retainer of $110,000 and annual equity award of $175,000 remain unchanged, the timing of the RSU awards will shift from quarterly grants to an annual award at the Annual Meeting. Additionally, the Independent Chair's cash retainer will increase from $100,000 to $150,000 to better align with market benchmarks. Committee service compensation for both chairs and members will remain consistent with prior years, as will the ability of directors to annually elect whether to receive their retainers in cash, taxable shares, or immediately vested RSUs that are payable after their Board service concludes. Cash retainers will still be paid in quarterly installments, at the end of each calendar quarter. The proposed changes aim to maintain competitiveness and flexibility while simplifying the compensation structure.

2025 Proxy Statement	47

Proposal 2: Advisory Vote on the Compensation of Named Executive Officers (“Say-on-Pay”)
C.H. Robinson is providing its shareholders the opportunity to cast a non-binding advisory vote on the compensation of its named executive officers (“NEOs”). At the Annual Meeting, shareholders will vote on the following advisory resolution regarding the compensation of NEOs as described in this Proxy Statement:
“RESOLVED, that the shareholders of C.H. Robinson Worldwide, Inc. approve, on an advisory basis, the compensation paid to the company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the ‘Compensation Discussion and Analysis’ section, compensation tables, and related narrative discussion contained in the company’s 2025 Notice of Annual Meeting of Shareholders and Proxy Statement.”
C.H. Robinson, with guidance and oversight from our Talent & Compensation Committee, has adopted an executive compensation philosophy that is intended to be consistent with our overall compensation approach and to achieve the following goals:
1.Align incentive compensation with company financial performance;
2.Encourage executives to make long-term career commitments to C.H. Robinson and align executives’ interests with those of our shareholders;
3.Balance incentive compensation to achieve both annual and long-term profitability and growth;
4.Emphasize supporting both team and company goals, business transformation, and company culture; and
5.Provide a level of total compensation necessary to attract, retain, and motivate high quality executives.
We believe that our executive compensation program is aligned with the long-term interests of our shareholders. In considering this proposal, we encourage you to review the Compensation Discussion and Analysis section of this Proxy Statement and related compensation tables and narrative discussion beginning on page 50. These sections provide detailed information on our executive compensation, including our compensation philosophy and objectives and the 2024 compensation of our NEOs.
C.H. Robinson has requested shareholder approval of the compensation of our NEOs on an annual basis. Our compensation disclosures, including our Compensation Discussion and Analysis, compensation tables, and discussion in this Proxy Statement, are done in accordance with the Securities and Exchange Commission’s compensation disclosure rules.
àAs an advisory vote, this Proposal 2 is non-binding. However, the Board of Directors and the Talent & Compensation Committee value the opinions of our shareholders and will consider the results of the vote when making future compensation decisions for our NEOs.

BOARD VOTING RECOMMENDATION The Board of Directors recommends a vote FOR the advisory approval of the compensation of named executive officers.

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Compensation Discussion and Analysis
The C.H. Robinson talent strategy is built on our industry-leading ability to find and develop exceptional talent. Our people drive our enterprise strategy forward with an operating model focused on speed and rigorous execution. They bring our culture to life through The Robinson Way, our comprehensive cultural framework encompassing our company purpose, customer promise, and behavioral advantages (Authentic, Persistent, Accountable, Curious, United). Our culture inspires the day-to-day behaviors and decisions that result in the high value, exceptional service we deliver to our customers through expertise, scale, and tailored solutions. We empower our people and develop strong, skilled leaders who drive the company forward and enhance shareholder value. By maximizing the power of our people through innovative technology, a people-first culture of excellence, and a continuous improvement mindset, we cultivate a deep bench of leaders who are ready to drive the company forward. Our talent review process enables this by identifying, assessing, and developing strategic, results-driven, people-focused leaders and aligns incentives with our business strategy to deliver long-term, profitable growth.

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Executive Compensation
The following Compensation Discussion & Analysis (“CD&A”) describes the background, objectives, and structure of our executive compensation programs. This CD&A is intended to be read in conjunction with the tables beginning on page 76, which provide further historical compensation information for the following named executive officers (“NEOs”):

David P. Bozeman	Damon J. Lee(1)	Arun D. Rajan(2)	Michael D. Castagnetto(3)	Michael J. Short	Michael P. Zechmeister(4)
President and Chief Executive Officer	Chief Financial Officer	Chief Strategy and Innovation Officer	President of NAST	President of Global Forwarding	Former Chief Financial Officer

(1)Mr. Lee commenced his employment with the company on July 8, 2024 and was appointed Chief Financial Officer effective August 3, 2024.
(2)Mr. Rajan, who previously served as the company’s Chief Operating Officer, was appointed Chief Strategy and Innovation Officer effective June 20, 2024.
(3)Mr. Castagnetto was appointed the company’s President of NAST effective February 1, 2024.
(4)Mr. Zechmeister served as Chief Financial Officer through August 2, 2024, and served as an advisor from August 3, 2024 until he departed the company on August 9, 2024.
At a Glance:

Executive Summary	Page 50	Performance-based compensation and alignment of individual, company, and shareholder goals are integral components of our culture and management approach.

Executive Transitions	Page 57

2024 Elements of Compensation	Page 57

2024 Named Executive Officer Compensation	Page 62

Compensation Process	Page 70

Additional Compensation Policies and Practices	Page 73

Talent & Compensation Committee Report	Page 75

Executive Compensation Tables	Page 76
Executive Summary
Throughout fiscal year 2024, we successfully navigated a persistently soft market characterized by excess carrier capacity and stagnant shipper demand. Our leadership team is focused on executing our strategic initiatives with disciplined operational execution and innovation to optimize our financial performance in a challenging environment.
2024 Performance and Incentive Outcomes
In 2024, we remained committed to ensuring our incentive plans effectively align with our performance-based pay philosophy by incentivizing our team to drive above-market business outcomes and rewarding them appropriately. Our annual cash incentive plan continued to measure Enterprise Volume Growth, Enterprise Adjusted Operating Margin, and Management Business Objectives (MBOs).
•Volume Growth: Soft market conditions in 2024 negatively impacted our volumes, which resulted in below-target bonus achievement for the volume component. Despite these challenges, our North American Surface Transportation (NAST) and Global Forwarding divisions’ volume growth outperformed the market.
•Enterprise Adjusted Operating Margin: We were able to improve our adjusted gross profit per transaction in 2024 because of disciplined pricing and capacity procurement efforts, and we improved our operating leverage through increased productivity and disciplined cost control. The combination of these resulted in outperformance of our target.

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Executive Compensation
Evolution of Incentive Programs to Support Business and Talent Objectives
We continue to evolve our incentive plans to promote more focus and alignment with our strategy. Our changes are intended to create optimal line of sight in driving behaviors that lead to long-term success.
In 2024, to drive incentive design improvement, we simplified our performance stock units (PSUs) design to be based on earnings per share (EPS), which we believe is the most important measure of our ability to drive long-term, profitable growth across varying market changes and longer-term secular changes.
In 2025, for our incentive design improvement, we are shifting to a relative market outgrowth measure in our annual cash incentive plan. We believe relative volume market outgrowth is a more accurate measurement of our annual performance, given the cyclical nature of our business and the historical challenges with setting incentive targets. We’ve replaced absolute volume with relative volume market outgrowth to emphasize the importance of outperforming competitors across our core four modes. Additionally, we are increasing our weighting of PSUs to 60% (from 50%) of target equity value across the executive team to further align incentives with our performance-based philosophy and emphasize driving long-term EPS growth.
Governance and Compensation Policy Enhancements
In 2024, we removed our one-year post-vest equity holding period and replaced it with a competitive vesting schedule of equity awards that is aligned with market practice. We also modernized our termination provisions by removing continued vesting of equity awards for resignations. In connection with this change, we implemented a retirement vesting policy with age and service requirements.
In 2025, as part of our strategy to continuously enhance our governance procedures, we implemented an additional clawback policy (intended to supplement the Dodd-Frank policy) that covers a broader leadership population and triggering events that are outside of a financial restatement. This policy is intended to reinforce the C.H. Robinson culture and expectations and align with our Code of Ethics.
Share Request under Proposal 4 to Approve Amended and Restated 2022 Equity Incentive Plan
As part of the 2025 annual meeting, we are asking shareholders to approve our Amended and Restated 2022 Equity Incentive Plan, which includes a share request of 4,000,000 shares. Based on our current run rate, our current share pool is estimated to last less than two years. Assuming the Amended and Restated 2022 Equity Incentive Plan is approved, we expect that the shares of common stock available for future awards would be sufficient for equity award grants for approximately three years. Our equity incentive plan serves a critical role in our pay-for-performance compensation program. In addition, our Board believes that equity-based awards aid in our ability to attract, retain, and motivate our employees and is the most direct way to align employee interests with those of shareholders. We have historically maintained annual equity usage that is in line with peer practice. Over the last few years, we have amended our equity policies to respond to shareholder feedback to further drive responsible equity practices. Your support for the additional share request is appreciated.

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Executive Compensation
Compensation Philosophy and Structure
Performance-based compensation and alignment of individual, company, and shareholder goals are integral components of our C.H. Robinson culture and management approach. Performance-based compensation makes up a significant portion of our executives’ total compensation package.
C.H. Robinson, with guidance and oversight from our Talent & Compensation Committee, has adopted an executive officer compensation philosophy that is intended to be consistent with our overall compensation approach and to achieve the following goals:

Align incentive compensation with company financial performance	Encourage executives to make long-term career commitments to C.H. Robinson and align executives’ interests with those of our shareholders	Balance incentive compensation to achieve both annual and long-term profitability and growth	Emphasize supporting both team and company goals, business transformation, and company culture	Provide a level of total compensation necessary to attract, retain, and motivate highly qualified executives
Compensation decisions regarding individual executive officers are based on several factors, including competitive market practices, individual performance, level of responsibility, the unique skills of the executive, the tenure, demands and complexity of the position, and the critical nature of the role.

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Executive Compensation
2024 Performance Highlights and Incentive Payouts
The North American surface transportation market continued to experience excess carrier capacity relative to low shipper demand throughout 2024, which resulted in an oversupplied and very competitive market and suppressed transportation rates. Although carrier capacity has begun exiting the market, it has been at rates much slower than is typically seen at this stage of the market cycle. Conversely, the global forwarding market experienced significant volatility in 2024. Most carriers avoided the Suez Canal for the majority of 2024 due to the Red Sea conflict, which caused vessel re-routing, increased transit times, and strained global carrier capacity. Consequently, ocean freight rates were elevated compared to the prior year. Despite the prolonged freight recession, the improved execution and disciplined pricing and capacity procurement efforts from the C.H. Robinson team resulted in improved adjusted gross profits. These efforts, and the disciplined execution enabled by our operating model, led to further productivity improvements and significant improvements in income from operations and diluted earnings per share.
Performance Overview
The following summarizes C.H. Robinson financial, operational, and strategic performance in 2024, including year-over-year operating comparisons to 2023:

Total revenues increased 0.7% to $17.7 billion, driven by increased pricing and volumes in our Global Forwarding business, which were largely offset by pricing declines in our North American Surface Transportation business.
Adjusted gross profits(1) (“AGP”) increased 6.2% to $2.8 billion, driven by higher AGP per transaction in truckload and ocean services.	30% productivity growth or more in both Global Forwarding and NAST over the course of 2023 and 2024, which has lowered our cost to serve and increased our operating leverage.	Income from operations totaled $0.7 billion, up 30.0% from last year primarily due to the increase in AGP and improved operating leverage.

Diluted EPS increased 41.9% to $3.86.	Dividends per share increased 0.8% to $2.46 per share.

(1)AGP is a non-GAAP measure calculated as gross profits excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. We believe AGP is a useful measure of our ability to source, add value, and sell services and products that are provided by third parties. Additional information about adjusted gross profit, including a reconciliation to gross profit, is available in our Annual Report on Form 10-K for the year ended December 31, 2024.
As a result of the improved pricing and capacity procurement efforts, disciplined execution, and continued improvements in productivity, we were also able to improve our enterprise adjusted operating margin. Enterprise adjusted operating margin, NAST truckload and LTL, and Global Forwarding ocean and air shipment volume are performance measures for our annual cash incentive plan for 2024 for all our NEOs.

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Executive Compensation
Incentive Payouts

Element	Key Features	Result

2024 Annual Incentive Cash Plan	Based on enterprise volume, enterprise operating margin, and MBOs(3)	Above Target

Earnings Per Share PSUs(1)	Aligned to compound annual EPS growth rate	Below Threshold

Adjusted Gross Profit PSUs(2)	Aligned to AGP Growth	Above Target

(1)Granted in 2022 for 2022–2024 performance period.
(2)Applies to one-third of AGP PSUs granted in 2022 for 2024 performance period.
(3)Discussed more fully on pages 61 and 66.
Enterprise adjusted operating margin, defined on page 61, finished above target at 27.5% in 2024. NAST truckload finished below threshold at (2.3%) and LTL shipment volumes finished above threshold at 2.4% in 2024. GF ocean volumes finished above threshold at 5.3% in 2024 while GF air transaction volume finished above threshold at 5.8% in 2024. Despite improved results in 2024 compared to 2023, our diluted earnings per share compound annual growth rate for the 2022 through 2024 performance period fell below threshold for our EPS-based PSUs. Driven by the improved execution of our team, our adjusted gross profits improved 6.2% and resulted in above target vesting for our AGP-based PSUs.
Say-on-Pay and Response to Shareholder Feedback
The Talent & Compensation Committee considers the results of the shareholders’ advisory vote on the compensation of NEOs. At our 2024 Annual Meeting, our say-on-pay proposals received “for” votes that represented approximately 86% of the shares voted on the proposals. The Talent & Compensation Committee considered the results of these say-on-pay votes and other shareholder feedback when evaluating our compensation practices and policies in 2024, and when setting the compensation of our NEOs for 2025. The Talent & Compensation Committee believes that our say-on-pay proposal results demonstrate shareholders’ support of our compensation practices.
86%
Voted in Favor of our Executive Compensation Program at our 2024 Annual Meeting

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Executive Compensation
We continue to evolve our compensation practices to drive more focus and alignment with our strategy. Our changes are intended to create optimal line of sight in driving behaviors that lead to long-term success. Taking into consideration the competitive market practices and its goal of linking executive pay and performance, the Talent & Compensation Committee approved the following changes to our compensation programs:

Area of Consideration	How We Responded	Effective Date

Consider disclosing a peer group that can be used to make executive compensation decisions.	Selected and adopted a formal peer group in 2022. In 2024, we expanded our peer group.	2024 expansion

Consider the metric in the long-term incentive plan that will measure our ability to drive long-term profitable growth across varying market changes and longer-term secular changes.	Simplified our PSU design to be based on EPS.	January 2024

Consider market practices regarding provisions in equity plan.	Removed the post-vesting hold period.	January 2024

Consider market practices regarding provisions in equity plan.	Removed continued vesting after voluntary resignations and involuntary terminations not for cause.	January 2024

Consider market practices regarding provisions in equity plan.	Adopted market aligned retirement provisions for grants on a go-forward basis.	January 2024

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Executive Compensation
Key Compensation Practices
Our compensation framework and pay-for-performance practices appropriately incentivize our executive officers to achieve our financial goals and align our executives with our shareholders’ interests.

WHAT WE DO
àWe Do require approval of our executive compensation and incentive payouts by our independent Talent & Compensation Committee
àWe Do target pay opportunity that is generally aligned to the 50th percentile of general market data and a compensation peer group of companies that are of similar size, as well as aligned to our business model of a platform company and two-sided marketplace
àWe Do have the majority of pay at risk and performance-based
àWe Do have annual incentive compensation performance metrics directly tied to key metrics of profitability of the company
àWe Do have appropriate caps on incentive plan payouts of two times target opportunity
àWe Do have double trigger change of control provisions in time-based equity awards granted after January 1, 2022, and PSU awards granted after January 1, 2023
àWe Do have long-term incentives that are performance-based to create alignment with shareholders
àWe Do have robust stock ownership guidelines
àWe Do have a minimum of a 1-year post-vesting holding period requirement under equity awards granted in 2023 and earlier
àWe Do have a mandatory clawback policy for restatements and a supplemental clawback policy for misconduct
àWe Do have our equity compensation subject to forfeiture and clawback if executive violates restrictive covenants
àWe Do have a market-aligned Executive Separation and Change in Control Plan
àWe Do have a Talent & Compensation Committee comprised entirely of independent directors
àWe Do have our Talent & Compensation Committee engage an independent compensation consultant
àWe Do have our Talent & Compensation Committee regularly meet in executive session without management present

WHAT WE DON’T DO
àWe Don’t guarantee bonuses
àWe Don’t have supplemental pension or executive retirement plan benefits
àWe Don’t allow repricing of underwater options or stock appreciation rights without shareholder approval
àWe Don’t allow hedging or pledging of company shares by our officers or directors
àWe Don’t allow transactions in company stock by our officers or directors without pre-clearance
àWe Don’t pay dividends on unvested PSUs and RSUs granted after January 1, 2022

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Executive Compensation
Executive Transitions
During 2024, the Board effected several executive leadership changes, including:
•On January 30, 2024, Michael D. Castagnetto, the company’s Vice President of Customer Success, was appointed to serve as President of NAST, effective February 1, 2024. Mac Pinkerton served as a non-executive employee through February 29, 2024, in order to transition his responsibilities to Mr. Castagnetto, at which time he departed the company.
•On June 18, 2024, the Board appointed Arun Rajan, the company’s Chief Operating Officer, to the new position of Chief Strategy and Innovation Officer, effective June 20, 2024.
•On August 3, 2024, Damon Lee became the company’s new Chief Financial Officer, succeeding Michael Zechmeister. Mr. Lee commenced his employment with the company on July 8, 2024 to facilitate an orderly transition of responsibilities from Mr. Zechmeister, who served as an advisor until August 9, 2024. Compensation arrangements related to Mr. Lee’s role and Mr. Zechmeister’s termination benefits are described in more detail under “Additional Compensation Policies and Practices” on page 73 of this Proxy Statement.
2024 Elements of Compensation
Performance Evaluation and Compensation
All of our NEOs are paid the same compensation elements. The determination of the NEOs’ 2024 base salary, annual cash incentive compensation, and equity compensation (both PSUs and RSUs) followed the practices explained above in “Compensation Philosophy and Structure” for executive compensation. Each member of this group, other than the CEO, is evaluated by the CEO and the Talent & Compensation Committee; all of the NEOs’ compensation is based on several different factors, including, but not limited to, the following:

Title, role, scope of responsibility, and relative experience	Tenure in the position	Subjective evaluation of individual performance
Financial performance of the company as a whole	Financial performance of the portion of the business the NEO leads, where applicable	Benchmarking of market practices

The Talent & Compensation Committee annually conducts an evaluation of the CEO’s performance. Based on this evaluation, the Talent & Compensation Committee determines the base salary, annual cash incentive compensation, and equity compensation of the CEO.

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Executive Compensation
Evolution of our Compensation Program
Over the past several years, C.H. Robinson has been on a journey to modernize our compensation programs to drive profitable growth throughout the transportation cycle and more closely align our programs with the external market and governance best practices. The chart below shows the company’s evolution and a look ahead to 2025.

2022 Changes
•Adopted formal peer group
•Stopped paying dividends on unvested shares for grants in 2022 and forward
•Adopted double trigger vesting for time-based equity awards
•Changed PSU performance measures to EPS and budgeted % AGP Growth
•Instituted formal Executive Severance and Change in Control Plan

2023 Changes
•Disclosed peer group in proxy statement and used peer group for executive compensation pay decisions
•Adopted double trigger vesting for performance-based equity awards
•Removed counting of vested stock options and unvested performance shares for stock ownership guidelines
•Changed PSU performance measures to 3-year cumulative EPS, 3-year cumulative AGP, and 3-year average adjusted operating margin
•Changed annual incentive plan measures to blended volume growth, adjusted operating margin %, and MBOs

2025 Changes
•Changing equity mix for all NEOs to 60% PSUs and 40% RSUs
•Moving to a relative volume metric in our annual incentive plan
•Moving to a financially funded bonus pool (removing MBOs) in our annual incentive plan
•Adopting a supplemental compensation recovery (“clawback”) policy to reinforce commitment to our Code of Conduct

2024 Changes
•Expanded peer group to include three additional companies based on market evolution
•Removed post-vesting hold period
•Removed continued vesting of equity awards after voluntary resignations and involuntary terminations not for cause
•Adopted market-aligned retirement provisions for grants on a go-forward basis
•Simplified PSU design to be based on EPS
•Adopted use of 30-day average price for the period prior to grant date to determine numbers of shares for issuance

In 2023, we continued evolving our compensation program to better align with best practices and consider the incentive objectives of our cyclical business. We introduced the peer group and policy changes above to foster competitive and market practices. The design changes to our annual incentive plan and PSUs were intended to drive our key business objectives while considering the design and goal-setting needs within our company.
We made changes in 2024 to continue to serve the objectives described above. The expansion of our peer group, removal of the one-year delayed settlement of equity awards, and updates to our post-employment vesting conditions were intended to maintain competitiveness amidst a changing competitive and regulatory landscape. We also simplified our PSU program to ensure greater visibility and focus on EPS, which we believe will continue to support our business strategy and drive shareholder returns across market cycles and long-term secular changes.

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Executive Compensation
Looking ahead to 2025, we are revising the equity mix provided to our senior leadership team to be consistent with our CEO and CFO. The changes to the annual incentive plan, including the addition of a relative volume metric and financially funded bonus pool, are intended to better align the measures with our company's performance and ensure congruence with the industry and our business cycle. We have also adopted an expanded supplemental clawback policy to reinforce our commitment to our Code of Conduct.
Mix of Executive Compensation
Our CEO’s target total compensation includes a mix of pay that is heavily weighted to long-term, equity-based incentives (72%). On average, our NEOs, other than our CEO, have an average of 64% of total compensation targeted to be paid in long-term, equity-based incentives. These figures are based on annual equity compensation awards only. This is consistent with our philosophy of a strong linkage between pay and performance.

CEO 2024 Target Compensation	Average Other NEO 2024 Target Compensation(3)

(1)Equity compensation includes 60% PSUs and 40% RSUs.
(2)Equity compensation includes 50% PSUs and 50% RSUs.
(3)CFO excluded from average calculation due to joining mid-year; however, the CFO’s 2024 equity grant was also delivered in 60% PSUs and 40% RSUs.

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Executive Compensation
Components of Total Compensation
The elements of compensation are shown as a percentage of total compensation. Our annual compensation components are as follows:

Element		Objective	Performance Measured/Rewarded

Base Salary
CEO	NEO(1)	Attracts, retains, and rewards top talent and reflects each NEO’s responsibilities, performance, leadership potential, succession planning, and relevant market data.
Provides NEOs with base compensation that serves as a vehicle to attract and retain. Rewards executives for key performance and contributions. Generally, we target the 50th percentile of our defined market for talent.

Annual Cash Incentive
CEO	NEO(1)	Motivates and rewards our executives for the achievement of financial performance metrics and certain strategic goals for the company.
In 2024, the annual cash incentive had the following parameters:
àMeasures aligned to: Enterprise Volume, Enterprise Operating Margin, and MBOs.
àEstablishment of payout range for financial measures with threshold payout at 25% and maximum payout at 200%.
àEstablishment of a payout range for MBOs between 50% and 150%.

Performance Stock Units (PSUs)
CEO	NEO(1)	Aligns the interests of management and shareholders.
àAccounts for 50% of NEOs’ equity grant value and 60% of our CEO’s & CFO’s equity grant value.
àPSUs are tied to three-year cumulative EPS, which aligns to business strategy for long-term performance, across varying market cycles and longer-term secular changes.
àPSU awards distribute immediately upon vesting.
àTo reward our NEOs for driving high levels of performance, each NEO may earn up to two times the number of shares granted.

Restricted Stock Units (RSUs)
CEO	NEO(1)	Aligns the interests of management and shareholders. Supports our desire to retain our critical talent to drive our long-term business transformation.	àAccounts for 50% of NEOs’ total equity grant value and 40% of our CEO’s & CFO’s total equity grant value. àRSUs have a vesting period of three years and distribute immediately upon vesting.

(1)CFO excluded from average calculation due to joining mid-year; however, equity grant was issued at 60% PSUs and 40% RSUs.

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Executive Compensation
Performance Metrics and Goal Rigor

Annual Cash Incentive Compensation
NEO annual incentive compensation amounts are set as a percentage of base salary, to reflect the executive’s responsibilities, performance, and contribution to overall company goals. Below is a summary of the goals of the short-term incentive plan:
ENTERPRISE ADJUSTED OPERATING MARGIN - EXCLUDING RESTRUCTURING AND LOSS ON DIVESTITURE
One of the measures used to determine the financial component of annual incentive compensation is adjusted operating margin—excluding restructuring and losses on divestitures. This metric is established at the outset of compensation planning for the subsequent year. Adjusted operating margin is a non-GAAP financial measure calculated as operating income divided by AGP. AGP is also a non-GAAP financial measure calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. See the reconciliation of AGP and adjusted operating margin to gross profit and operating margin, respectively, in the Management’s Discussion and Analysis in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Adjusted operating margin—excluding restructuring and loss on divestiture excludes a $44.5 million pre-tax loss on the divestiture of our Europe Surface Transportation business and $45.7 million of pre-tax restructuring expenses. We believe adjusted operating margin is an appropriate measure for our annual cash incentive compensation because it rewards profitable growth, which is aligned with the interests of our shareholders.
ENTERPRISE VOLUME GROWTH
One of the measures used to determine the financial component of annual incentive compensation is enterprise volume growth. We believe enterprise volume growth is an appropriate measure for our annual cash incentive compensation because it rewards growth of the business, which is aligned with the interests of our shareholders. This measure is a blended volume measure across our four key modes: NAST truckload, NAST LTL, GF ocean, and GF air.
Each year, the Talent & Compensation Committee establishes target adjusted operating margin and volume growth for the enterprise at levels that are consistent with the company’s long-term expected results. Given the transactional nature of a significant portion of our business and our fluctuating adjusted gross profit margins due to market conditions, historically the company has found it difficult to forecast short-term performance. As such, while we previously believed it was important to align targets more closely with our long-term growth goals, with some consideration given to shorter-term market trends and divisional business plans, going forward, we are shifting to a measurement of relative volume market outgrowth to support our business and talent objectives.
MANAGEMENT BUSINESS OBJECTIVES (MBOs)
The Talent & Compensation Committee included MBOs as part of our 2024 annual cash incentive compensation plan for each NEO to incentivize the achievement of more individualized financial and operational objectives that were critical to our long-term strategy. The MBOs were designed to recognize the initiatives that help the company lower total operating expenses, focus on the long-term success of the organization, and advance the company’s strategy during the initial stages of our transformation.

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Executive Compensation

PSUs
ADJUSTED DILUTED EARNINGS PER SHARE (EPS)
Equity compensation is a critical part of how we incentivize and reward our leadership for enterprise performance. As our strategy in the organization evolves to meet the changing needs of our marketplace, we continue to align our equity compensation goals to that strategy. In designing the changes to our equity compensation, our key objectives are to support our strong, performance-oriented culture, to ensure we are market competitive in order to attract and retain top talent, to simplify the performance goal to create greater clarity, and, of course, to be aligned with our shareholders’ interests.
Our equity compensation philosophy is to pay for performance and reward profitable long-term growth. The metric we use in our plan rewards management for scaling the business and creating profitable market share growth. More specifically, adjusted diluted EPS aligns to our business strategy for long-term performance, across varying market cycles and longer-term secular changes. Adjusted diluted earnings per share is a non-GAAP financial measure calculated as diluted earnings per share excluding the impact of the divestiture and restructuring discussed above.

2024 Named Executive Officer Compensation
Base Salary
Annual base salary is designed to compensate our executive officers as part of a total compensation package that attracts, retains, and motivates high quality executives. The Talent & Compensation Committee reviews and adjusts base salaries annually to reflect an NEO’s responsibilities, performance, leadership potential, succession planning, and relevant market data. In 2024, we did not adjust any NEO base salaries, with the exception of Mr. Castagnetto, whose base salary was adjusted with his promotion to the President of NAST. Our base salaries generally reflect the 50th percentile of our defined market for talent.

NEO	Title	2023 Annualized Base Salary ($)	2024 Annualized Base Salary ($)	% Change
David P. Bozeman	President and Chief Executive Officer	1,000,000	1,000,000	N/A
Damon J. Lee(1)	Chief Financial Officer	N/A	700,000	N/A
Arun D. Rajan	Chief Strategy and Innovation Officer	910,000	910,000	N/A
Michael D. Castagnetto(2)	President of NAST	500,000	600,000	20%
Michael J. Short	President of Global Forwarding	625,000	625,000	N/A
Michael P. Zechmeister(3)	Chief Financial Officer	740,000	740,000	N/A
(1)Mr. Lee was appointed CFO effective August 3, 2024 and therefore received a pro-rated portion of the salary noted in the chart.
(2)Mr. Castagnetto was appointed President of NAST effective January 31, 2024 and therefore received a pro-rated portion of the salary noted in the chart.
(3)Mr. Zechmeister served as CFO from January 1, 2024 to August 2, 2024, and therefore received a pro-rated portion of the salary noted in the chart.

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Executive Compensation
Annual Cash Incentive Compensation
Introduction
The Talent & Compensation Committee approves an individualized incentive compensation plan for each NEO in the first quarter of the calendar year. The primary objectives of our annual cash incentive compensation are to motivate our people to grow our company profits, align pay with annual company performance, and motivate and incent the company’s executive leaders to achieve important goals aligned to their function or division as described on page 61 in “Management Business Objectives (MBOs)” in this Proxy Statement.
2024 Target Opportunities
The table below describes the structure of the 2024 annual cash incentive compensation plan.
Targets for NEOs 2024 Annual Cash Incentive Compensation Plan:

NEO	Target Incentive as % of Base Salary	$ Target Incentive ($)	% Tied to Enterprise Volume(2)	% Tied to Enterprise Operating Margin	% Tied to MBO
David P. Bozeman	150%	1,500,000	35%	35%	30%
Damon J. Lee(1)	100%	338,520	35%	35%	30%
Arun D. Rajan	120%	1,092,000	35%	35%	30%
Michael D. Castagnetto	85%	510,000	35%	35%	30%
Michael J. Short	85%	531,250	35%	35%	30%
Michael P. Zechmeister(1)	100%	448,852	35%	35%	30%
(1)The Target Incentive dollar amount reported reflects the target award pro-rated for the period of time of employment during the year.
(2)The Target percentages aligned to Enterprise Volume were: TL: 49%, LTL: 23%, Ocean: 21%, and Air: 7%.

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Executive Compensation
2024 Performance Levels and Achievement
Financial Metrics
The threshold, target, and maximum levels of blended volume growth and adjusted operating income margin percentage were set with the following objectives:
•The target level of performance is based on budget;
•The relative difficulty of achieving each level is consistent from year to year;
•The target level is challenging, but achievable, and reflects planned company performance; and
•A threshold payment is made to reward partial achievement of the target, and a maximum payment rewards attainment of an aggressive, but potentially achievable, level of performance.
For performance between threshold and target or target and maximum, the achievement percentage is determined by linear interpolation. For financial metrics, the payout levels range from 25% to 200% of target. For the MBO metrics, the payout levels range from 50% to 150% of target.
The Talent & Compensation Committee established target adjusted operating margin and volume growth for the enterprise at levels that are consistent with the company’s long-term expected results. The transactional nature of a portion of our business, coupled with fluctuating market conditions, has historically presented challenges to short-term performance forecasting.
In 2024, based on actual performance against our stated goals in operating margin and volume, we achieved an enterprise financial payout of 95% of target. Prior to the adjustment described below, we achieved 152% of our operating margin target goal, and achieved 32% of our blended volume growth target.
Outperforming the Market
An important part of our enterprise strategy is to increase market share through varying industry cycles. In 2024, we successfully executed on that strategy and outperformed the market amidst challenging conditions.
While our blended volume growth outperformed the market, our absolute volume growth goals in 2024 were set with the assumption of a market and rate recovery, which ultimately did not materialize. As a result, our absolute volume growth goals proved to be exceptionally aggressive for a year of overall market contraction. Despite this contraction, our NAST division consistently outperformed the market in volume growth each quarter throughout the year.
In recognition of the company’s strong overall performance in 2024 and the employees’ exceptional achievements in volume outgrowth relative to the market, the Talent & Compensation Committee adjusted the payout on the volume metrics of NAST to better reflect our relative outperformance of the industry for the year. The outperformance was determined by comparing our performance to the CASS freight index in 2024. This resulted in a payout of 101% of target for the enterprise financial portion and represents a six percentage point increase in the financial payout of the short-term incentive, as outlined in the table “Performance for NEOs 2024 Annual Cash Incentive Compensation Plan” on page 66. This adjustment was applied to all NEOs other than our CEO, ensuring his full accountability for results against the original metrics.
In determining the adjustment to the plan, the Talent & Compensation Committee also considered the change to our 2025 short-term incentive program, which will move from an absolute volume growth measurement to a relative volume growth to better recognize our relative outperformance in the future. In 2025, we will use the CASS Freight Index to measure NAST volume performance and a competitor index to measure Global Forwarding volume performance.

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The Talent & Compensation Committee certified the following actual performance levels of the financial metrics as shown in the chart below prior to any adjustment:
2024 NEO Annual Incentive Compensation Financial Metrics

	Threshold	Target	Maximum

NAST Truckload Volume

NAST LTL Volume

GF Ocean Volume

GF Air Transaction Volume

Enterprise Adjusted Operating Margin %

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Executive Compensation
MBOs
The Talent & Compensation Committee included MBOs as part of our fiscal 2024 annual cash incentive compensation plan for each NEO, to incentivize the achievement of more individualized financial and operational objectives that are critical to our long-term strategy.

	Dave P. Bozeman	Damon J. Lee	Arun D. Rajan	Michael D. Castagnetto	Michael J. Short
	President and CEO	Chief Financial Officer(1)	Chief Strategy & Innovation Officer	President of NAST	President of Global Forwarding
MBO Achievement %:	150%	110%	112%	115%	110%

(1)Payout prorated based on time in role for 2024.

Objectives:
•Expense reduction: Execute organizational changes that deliver at least $83M in personnel expense savings compared to 2023, as captured in the Board-approved 2024 plan.
•Enterprise leadership: Leaders’ contribute to overall enterprise success in 2024, including: contributions to streamlining the organization and the enterprise cost take-out goals; alignment with enterprise strategy and driving appropriate value stream work, in actions and communications; engagement and collaboration with senior leadership team; and driving team development and succession planning.
•Talent strategies: Demonstrated leadership contributions and actions in support of the company’s strategy and goals to become a more inclusive and diverse organization in order to reflect our customers, contract carriers, and the communities in which we do business.

Performance against the MBOs were evaluated after year end, with the CEO, Mr. Bozeman, making recommendations to the Talent & Compensation Committee on the achievement of each NEO’s MBOs. The Talent & Compensation Committee then determined the level of achievement of the MBOs to determine the level of payout for this component of the plan. The Talent & Compensation Committee determined the achievement of the MBOs for the CEO and the CEO was not present during the discussions regarding, or decisions made, on his pay. The actual target incentive opportunity and payouts, including each NEO’s MBOs, are described in more detail in the tables beginning on page 76.
2024 NEO Annual Cash Incentive Compensation
The table below sets forth the weighted impact of adjusted performance against the financial metrics and MBOs in the calculation of each NEO’s percentage of target incentive achieved and the resulting payout.
Performance for NEOs 2024 Annual Cash Incentive Compensation Plan:

NEO(1)	Achievement Tied to Enterprise Adjusted Operating Margin	Achievement Tied to Enterprise Volume		Achievement Tied to MBOs (weighted)	Total Incentive Achievement % of Target	Total Payout Amount ($)
David P. Bozeman	149.1%	32.0%	(2)	150%	108%	1,625,731
Damon J. Lee	149.1%	53.6%		110%	104%	351,908	(3)
Arun D. Rajan	149.1%	53.6%		112%	105%	1,141,725
Michael D. Castagnetto	149.1%	53.6%		115%	105%	537,813
Michael J. Short	149.1%	53.6%		110%	104%	552,253
(1)Mr. Zechmeister was not employed through the performance period to earn a payout; however, he received a payment equal to the pro-rated amount of his target annual cash incentive in connection with his separation agreement described below.
(2)Mr. Bozeman’s compensation tied to enterprise volume was not adjusted as it was for other company employees as described above under “Outperforming the Market” on p. 64.
(3)Payout prorated based on time in role for 2024.

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Equity Compensation
Introduction
We use equity compensation as our primary tool for aligning our executives with long-term shareholder interests, rewarding them for the achievement of long-term, overall company performance, and retaining them at C.H. Robinson. Equity compensation represents approximately 72% of our CEO’s total target compensation and approximately 64% of target compensation for other NEOs. Our equity compensation philosophy is to pay for performance and reward profitable long-term growth. We believe equity compensation is an integral component of meeting our compensation goals as outlined in our compensation philosophy. Our shareholder-approved equity incentive plan is designed to give us flexibility to achieve these objectives.
Equity Mix and Vesting Terms

% of Target Compensation

CEO	Other NEOs

40% (CEO/CFO) or 50% (Other NEOs)	60% (CEO/CFO) or 50% (Other NEOs)

RESTRICTED STOCK UNITS (RSUs) àTime-based àThree-year ratable	PERFORMANCE STOCK UNITS (PSUs) àPerformance-based àPSUs tied to three-year cumulative EPS growth

In 2024, equity awards made to our NEOs consisted of PSUs and RSUs that vest over a three-year period. As outlined in the chart above, PSUs vest based on the cumulative three-year diluted EPS growth. As part of the evolution of our incentive programs, we are no longer deferring settlement of vested awards for all of our NEOs beginning with awards granted in 2024.
Given the large percentage of their total compensation that is awarded in the form of equity and the long-term nature of the vesting and settlement, we believe these awards are an effective tool for creating long-term ownership, aligning our executives’ interests with those of our shareholders, and linking executive officer compensation to our long-term company growth strategy. As part of this philosophy, we require our executive officers to own a significant amount of C.H. Robinson stock, as described on page 73 in “Additional Compensation Policies and Practices: Stock Ownership Guidelines.” We continue to monitor market trends and plan enhancements related to our equity award design and to modernize our compensation plans accordingly.

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Executive Compensation
PSUs
Overview
2022 PSU Grants: PSUs granted in 2022 were eligible to vest based on the following performance measures, each with a payout ranging from 0% to 200% of target based on achievement against the performance measure:
•75% of the PSUs vest based on an average three-year dilutive EPS growth target.
•25% of the PSUs vest based on an annual AGP achievement target, which may be achieved over three separate annual performance periods under the award.
2023 PSU Grants: In 2023, we introduced PSUs with revised performance periods and a revised mix of performance metrics. PSUs granted in 2023 were eligible to vest based on the following performance measures, each with a payout ranging from 0% to 200% of target based on achievement against the performance measure:
•33.33% of the PSUs vest based on a three-year cumulative dilutive EPS achievement target.
•33.33% of the PSUs vest based on a three-year cumulative AGP achievement target.
•33.34% of the PSUs vest based on a three-year average adjusted operating margin percentage achievement target.
2024 PSU Grants: In 2024, we focused on EPS as our performance metric. 100% of PSUs granted in 2024 are eligible to vest based on three-year cumulative dilutive EPS achievement, ranging from 0% to 200% of target based on achievement against the performance measure.
Dividend equivalents are accrued on the PSUs but are not paid until, and to the extent, the PSUs vest.
The performance vesting of PSU awards from 0% to 200% is based on threshold, target, and maximum levels of achievement. Our PSUs vest based on company performance over a three-year period of time. Any PSUs that are unvested at the end of the applicable vesting period are forfeited.
We have been enhancing our equity program to meet the needs of our evolving enterprise strategy and to align with common market practices. In 2024, we removed the post-vest holding period to delay the settlement of shares. For PSU awards made to NEOs in 2022, and 2023, the awards included a post-vest holding period whereby the standard settlement of all vested shares occurs on the earlier of one year after completion of the three-year vesting period, or two years after termination of employment subject to the NEO’s compliance with a non-compete agreement and certain other arrangements in favor of C.H. Robinson.
PSU Achievement for the 2022 – 2024 Performance Period
The dilutive EPS growth awards issued in 2022 measuring performance from 2022 through 2024 resulted in no payout based on achievement below threshold as set forth in the below chart.
2022 – 2024 COMPOUNDED DILUTIVE EPS GROWTH PERFORMANCE LEVELS AND ACHIEVEMENT

	Threshold	Target	Maximum
EPS Growth

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Executive Compensation
Adjusted Gross Profit PSUs
The AGP PSU awards issued in 2022 vested based on an annual AGP achievement targets over three separate performance periods. The portion of the AGP awards issued in 2022 measuring performance in 2022 resulted in a 200% payout based on achievement above maximum, 2023 resulted in a 0% payout based on achievement below threshold, and 2024 resulted in a 116% payout based on achievement above target as set forth in the below chart.
2022 AGP PERFORMANCE LEVELS AND ACHIEVEMENT(1)

	Threshold	Target	Maximum
AGP
(1)2022 performance achievement applies to one-third of AGP PSUs granted in 2022.
2023 AGP PERFORMANCE LEVELS AND ACHIEVEMENT(1)

	Threshold	Target	Maximum
AGP
(1)2023 performance achievement applies to one-third of AGP PSUs granted in 2022. The Enterprise AGP performance levels were converted from percentages to absolute dollars to improve the clarity of the achievement levels in a year where the Budgeted AGP represents negative growth.
2024 AGP PERFORMANCE LEVELS AND ACHIEVEMENT(1)

	Threshold	Target	Maximum
AGP
(1)2024 performance achievement applies to one-third of AGP PSUs granted in 2022. The Enterprise AGP performance levels were converted from percentages to absolute dollars to improve the clarity of the achievement levels in a year where the Budgeted AGP represents negative growth.
RSUs
RSUs granted in 2024 vest over a three-year period, or two years after termination of employment, if NEO meets retirement criteria based on age and tenure upon termination in conjunction with a voluntary termination, it allows for the award to continue vesting (except that if service is terminated in the first year, no more than two-thirds of the award may vest), if the NEO complies with certain post-employment covenants.

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Executive Compensation
Other Compensation
Broad-Based Employee Benefits
Our NEOs are eligible to participate in all the same benefit programs as other C.H. Robinson employees. These include:
EMPLOYEE 401(K) RETIREMENT PLAN
We believe that saving for retirement is important for our employees. C.H. Robinson maintains a 401(k) retirement plan that is subject to the requirements of ERISA and intended to be a qualified plan under the Internal Revenue Code. Our U.S. employees are eligible to contribute up to 75% of their cash compensation to the 401(k) plan, subject to Internal Revenue Service limitations. To support our compensation objectives, in 2024, the company matched 100% of the first 6% of eligible compensation that employees contributed to the plan during the year.
EMPLOYEE STOCK PURCHASE PLAN
Because we believe in aligning employee interests with our shareholders and our long-term company performance, C.H. Robinson maintains an employee stock purchase plan with a 15% discount that is intended to meet the requirements of the Internal Revenue Code for preferential tax treatment.
EMPLOYEE HEALTH AND WELFARE BENEFITS
To support our goal to provide competitive compensation and benefits, the company sponsors many health and welfare benefit plans for our employees such as healthcare; an employee assistance program, which provides additional no-cost access to behavioral health benefits and counseling; and various voluntary benefits such as critical illness and accident insurance, short-term and long-term disability, life insurance, paid holidays, and other paid time off.
Perquisites (Executive Officer Benefits)
C.H. Robinson places a high value on all roles throughout our company and on consistency of culture and management approach. We do not provide our executives and managers with any unique perquisites or compensation plans except in certain circumstances such as relocation benefits. Certain benefits were provided to our new CEO as part of his hire in July 2024 to address the specific circumstances around his joining our company. These benefits include: personal use of company aircraft up to $100,000 and an annual executive physical paid for by the company.
The All Other Compensation table found on page 77 contains information about the benefits and perquisites for each of the NEOs, including the aggregate incremental cost of the perquisites.
Compensation Process
Role of Talent & Compensation Committee
The Talent & Compensation Committee is responsible for assisting the Board of Directors in:
1.Reviewing the performance of the Chief Executive Officer;
2.Determining all elements of the compensation and benefits for the Chief Executive Officer and other executive officers of the company;
3.Reviewing and approving the company’s compensation program, including equity-based plans, for management employees generally;
4.Reviewing the company’s policies, practices, performance, disclosures, and progress toward goals with respect to significant issues such as human capital management, including the alignment of such efforts with the company’s overall strategy;
5.Overseeing the company’s process of conducting advisory shareholder votes on executive compensation; and
6.Reviewing executive officers’ employment agreements; separation and severance agreements; change in control agreements; and other compensatory contracts, arrangements, and benefits.
The Talent & Compensation Committee Report on executive compensation is found on page 75.

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Role of Management
Our management team partners closely with the Talent & Compensation Committee and our independent compensation consultant to execute our pay for performance strategy. The CEO assists the Talent & Compensation Committee in setting the strategic direction of our executive compensation programs, evaluates the performance of the NEOs (excluding himself), and makes recommendations to the Talent & Compensation Committee regarding NEO compensation in consultation with the Chief Human Resources and ESG Officer. Although it gives significant weight to the CEO’s recommendations, the Talent & Compensation Committee retains full discretion in making compensation decisions. The CEO is not present during the discussions regarding, or decisions made, on his pay. The CEO, the Chief Human Resources and ESG Officer, and the Chief Financial Officer also participate in developing and recommending performance criteria and measures for our NEOs under our annual and equity incentive plans for consideration by the Talent & Compensation Committee. No other executive officers participated in the compensation process for 2024. Our Human Resources team, under the management of the Chief Human Resources and ESG Officer, also supports the Talent & Compensation Committee in its work and implements executive compensation programs.
Role of Independent Compensation Consultant
Starting in 2022, the Talent & Compensation Committee retained Semler Brossy to serve as its independent compensation consultant in order to provide information, analysis, and objective advice regarding our executive compensation programs. The Talent & Compensation Committee periodically meets with Semler Brossy to review our executive compensation programs and discuss compensation matters. For 2024, the Talent & Compensation Committee engaged Semler Brossy to perform the following functions:
•Assist the Talent & Compensation Committee in its review and selection of the peer group;
•Compare each element of the NEOs' target total direct compensation opportunity with the corresponding compensation elements for the comparator groups to assess competitiveness;
•Prepare presentations for the Talent & Compensation Committee on general market trends and practices in executive compensation;
•Prepare an analysis of pay and performance relative to the peer group and other comparator groups used by proxy advisory firms to support the Talent & Compensation Committee's goal of aligning our executive compensation program with shareholders' interests;
•Advise the Talent & Compensation Committee on the design of executive incentive programs and arrangements;
•Assist in the design of the supplemental clawback policy; and
•Support the Talent & Compensation Committee in its review of the CD&A.
The Talent & Compensation Committee reviews its relationship with its advisors annually. The process includes a review of the quality of services provided, the fee structure for the services, and the factors impacting its advisor’s independence under the rules of the Securities and Exchange Commission and the listing standards of Nasdaq. In February 2024, the Talent & Compensation Committee concluded that no conflict of interest existed that would prevent its advisor from independently advising the Talent & Compensation Committee.

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Executive Compensation
Peer Group and Benchmarking
The Talent & Compensation Committee considers many factors when setting compensation plans and awards, including company performance, NEO responsibilities, officer performance, position tenure, experience, and survey information from independent experts.
In 2022, with assistance from its independent compensation consultant, the Talent & Compensation Committee first approved the development of a compensation peer group for 2023 pay decisions. The peer group is intended to be used as one input when evaluating and determining pay levels and practices for our executives. Additionally, our independent compensation consultant utilizes third-party survey data where peer data is not available.
The Talent & Compensation Committee evaluates this peer group on an annual basis, and in 2023, with assistance from its independent compensation consultant, the Talent & Compensation Committee determined that adding the following three companies that were logistic-centric and aligned with the company’s focus on NAST would be appropriate: GXO Logistics, Inc., Schneider National, Inc., and RXO, Inc. These three companies were not included in the peer group used to determine 2023 compensation because they were added after 2023 compensation decisions had been approved. However, they were included in determining 2024 compensation.
In determining the compensation peer group, the Talent & Compensation Committee considers companies that:
àAre of reasonably similar size based on revenue and market capitalization (companies between one-fourth and four times that of total C.H. Robinson revenue and between one-third and three times that of C.H. Robinson market cap).
àCompete with C.H. Robinson for executive talent and/or have similar skill needs at the executive level.
àOperate in the transportation, logistics, or distribution industries.

2024 Peer Group

CSX Corporation
Expeditors Int’l of Washington, Inc.
Fastenal Company
FedEx Corporation
GXO Logistics, Inc.
Hub Group, Inc.
J.B. Hunt Transport Services
Knight-Swift Transportation
Landstar System, Inc.
Norfolk Southern Corporation

Old Dominion Freight Line, Inc.
Performance Food Group
Ryder System, Inc.
RXO, Inc.
Schneider National, Inc.
Uber Technologies, Inc.
United National Foods, Inc.
United Parcel Services
US Foods Holding Corp.
W.W. Grainger, Inc.

C.H. Robinson positioning relative to compensation peer group(1)

25th percentile	50th percentile	75th percentile

(1)Amounts as of December 31, 2024.

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Additional Compensation Policies and Practices
Stock Ownership Guidelines
To ensure that the interests of our executive officers are in alignment with those of our shareholders, the Talent & Compensation Committee has established stock ownership guidelines for our executive officers. The Talent & Compensation Committee believes that linking a significant portion of the executive officer’s personal holdings to the company’s success links our executives’ interests with that of our shareholders. Therefore, executive officers are expected to own a significant amount of C.H. Robinson stock. The Talent & Compensation Committee has established stock ownership guidelines for our executive officers based on all shares of company stock deemed owned by an executive officer, which includes stock held in the company 401(k) plan, vested PSUs, and RSUs. It also includes stock beneficially owned by the officer, including owned in a trust, by a spouse, or by dependent children. Equity ownership guidelines for executive officers are as follows:
àCEO: Six times base salary
àOther NEOs: Three times base salary
àOther direct reports to the CEO: Three times base salary
It is expected that new or recently promoted members of the executive team will achieve the appropriate level of ownership within five years of their appointment. All NEOs are in compliance with the company stock ownership requirements.
Clawback Policy
We revised our incentive compensation recovery policy in 2023 to comply with the final clawback rules adopted by the Securities and Exchange Commission and Nasdaq. Under our policy, if the company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement, we are obligated to reasonably and promptly seek recovery of any excess incentive-based compensation paid to current and former executive officers. This recovery applies to compensation tied to misstated financial reporting measures and received during the three years preceding the restatement requirement.
Building on this framework, the Board adopted a supplemental compensation recovery policy in the beginning of 2025. This supplemental clawback policy gives the Talent & Compensation Committee discretion to recover compensation other than base salary, including equity awards subject to time-based vesting conditions, from members of our management team at a vice president level position or above under certain circumstances. This policy may be triggered by, among other things, detrimental conduct such as fraud or actions that harm the company’s reputation. Together, our clawback policies underscore the company’s commitment to accountability, integrity, and protection of shareholder interests.
Equity Grant Timing
We have not recently granted stock options or stock appreciation rights.
New CFO Offer Letter Agreement
In connection with his hiring as the company’s new Chief Financial Officer, the Talent & Compensation Committee approved the following annual compensation for Mr. Lee: (i) annual base salary of $700,000, (ii) target annual cash incentive of 100% of base salary (with the payout prorated for the portion of the year during which Mr. Lee served as CFO), and (iii) long-term equity incentive awards valued at $1.8 million (which amount reflects the full annual value of his long-term equity incentive award for 2024), 60% of which was issued in the form of performance stock units and 40% in the form of restricted stock units, each with the same performance measures and vesting dates as comparable awards made to the company’s other executive officers for fiscal year 2024. In addition, Mr. Lee received (i) a signing bonus of $1.4 million that is repayable if his employment terminates prior to the second anniversary of the commencement of his employment for any reason other than involuntary termination without cause, and (ii) a make-whole restricted stock unit award to replace equity forfeited from his former employer valued at $2.5 million that vests as to 33% of the shares on

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Executive Compensation
the first and second annual anniversaries of the date of grant and as to 34% of the shares on the third annual anniversary of the date of grant and will provide for accelerated vesting in the event his employment is involuntarily terminated without cause. The equity awards described above were granted to Mr. Lee on his first day of employment and the number of units subject to each award was determined by dividing the value of the grant by the average closing price of a share of the company’s common stock during the 30-day period ending on the trading date before July 8, 2024, and rounding down to the nearest whole number.
Mr. Lee’s employment offer letter agreement also provided that he would participate in the company’s Executive Separation Plan, which provides that he is eligible for severance benefits in the event of an involuntary termination of his employment by the company without cause, in accordance with the terms and requirements of the plan. Mr. Lee was also entitled to certain relocation benefits in accordance with the company’s relocation policy.
Separation Arrangement with Mr. Zechmeister (former Chief Financial Officer)
Mr. Zechmeister terminated employment on August 9, 2024, and received benefits in accordance with the terms of the Executive Separation and Change in Control Plan described below. In addition, Mr. Zechmeister received a prorated payout of his target annual cash incentive opportunity for 2024.
Restrictive Covenants Agreements with NEOs
C.H. Robinson uses employment agreements to attempt to prevent former employees from soliciting our employees, customers, and service providers. Each employee signs an agreement acknowledging his or her understanding of company policies and committing to certain confidentiality obligations. Certain employees, including NEOs, sign an employment agreement that includes more restrictive confidentiality and non-solicitation covenants. These agreements do not provide for post-termination compensation.
Executive Separation and Change in Control Plan
The company adopted an executive separation and change in control plan (the “Severance Plan”) in July 2022, and it was amended and restated effective July 30, 2024 to clarify eligibility, COBRA coverage, and non-compete requirements. Severance Plan benefits may be payable in connection with a termination without cause, which involves a layoff or position elimination, termination due to restructuring, or other circumstances determined by the Talent & Compensation Committee, or a resignation by an executive for good reason (as defined in the Severance Plan). Additional severance benefits may be provided in the case of a termination within 24 months after a change in control (as defined in our Equity Incentive Plan). Severance benefits (not in connection with a change in control) include 24 months of continued base pay and 24 months of COBRA premiums for the CEO and 18 months of continued base pay and 18 months of COBRA premiums for executive officers. Termination in connection with change in control benefits for the CEO include 30 months of base pay, 30 months of COBRA premiums and two and a half times the annual target bonus, paid in a lump sum, and full vesting of equity awards. Change in control severance benefits for other NEOs include 24 months of base pay, 24 months of COBRA premiums and two times the annual target bonus paid in a lump sum, and full vesting of equity awards.
Equity Award Acceleration and Post-Employment Vesting
Our equity award agreements with our NEOs for grants made in 2024 include provisions accelerating vesting in certain circumstances. RSUs are vested in full if a change in control occurs and awards are not assumed, although for awards granted prior to May 5, 2022,(1) the Board has discretion to fully vest RSUs even if they are assumed. RSUs will also fully vest if they are assumed and an NEO is terminated without cause within 12 months after the change in control. In the case of a change in control, PSU grants awarded in 2024 will be considered earned by either of the following, whichever is greater: (i) the number of PSUs that would be earned as if the date of the change in control were the end of the performance period, or (ii) target level, and converted to time-based vesting for the remainder of the original performance period. This treatment for equity awards has been adopted primarily because it effectively creates incentives for our executive team to obtain the highest value possible should we be acquired in the future. It also serves as a powerful retention device during the uncertain times preceding a change in control transaction, and provides employees the same opportunity as shareholders to participate in the change in control event.

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(1)In the case of equity awards granted prior to May 5, 2022, if a change in control of our company occurs, the Talent & Compensation Committee may take such actions with respect to outstanding equity awards as it deems appropriate under the circumstances, which may include (i) providing for the continuation, assumption, or replacement of outstanding awards by the surviving or successor entity; (ii) providing that outstanding awards will terminate upon or immediately prior to the consummation of such change in control; (iii) providing that outstanding awards will vest and become exercisable or payable, in whole or in part, prior to or upon consummation of such change in control, or upon termination of an NEO’s employment; or (iv) providing for the cancellation of any outstanding award in exchange for a payment equal to the intrinsic value of the award at the time of the change in control.
The Talent & Compensation Committee may specify the action to be taken in an award agreement or take the action prior to or coincident with the change in control and is not required to treat all awards or all NEOs similarly.
All types of awards will become fully vested if employment ends due to death or disability. Starting in 2024, we no longer offer post-employment vesting after voluntary resignations and involuntary terminations not for cause. If the NEO meets retirement criteria based on age and tenure upon termination in conjunction with a voluntary termination, the award allows for two years of continued vesting (such that if service is terminated in the first year, no more than two-thirds of the award may vest), provided that the NEO complies with any restrictive covenant agreements entered into with the company.
Mr. Bozeman’s special sign-on equity awards provide for similar change in control and termination of employment treatment, except that his make-whole restricted stock unit awards will fully vest in the case of a termination without cause or due to good reason (and will not vest in connection with retirement), and his special performance stock unit award will not continue to vest following termination.
Section 162(m) Disclosure
Section 162(m) of the Internal Revenue Code precludes us from taking a federal income tax deduction for compensation paid in excess of $1 million to our “covered employees”.
Despite the limits on the deductibility of compensation, the Talent & Compensation Committee believes that a significant portion of our executives’ compensation should be tied to the company’s performance and that shareholder interests are best served if the Talent & Compensation Committee’s discretion and flexibility in structuring and awarding compensation is not restricted even though compensation awards may have resulted in the past, and are expected to result in the future, in non-deductible compensation expense to us.
Talent & Compensation Committee Report
The Talent & Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section with C.H. Robinson management and concurs that it accurately represents the compensation philosophy of the company. Based on its review and discussion with management, the Talent & Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement. The Talent & Compensation Committee Charter is posted under the Governance section of the Investors page of our website at investor.chrobinson.com.
Mary J. Steele Guilfoile, Chair
Kermit R. Crawford
Timothy C. Gokey
Jodee A. Kozlak
Michael H. McGarry
Henry W. “Jay” Winship
The Members of the Talent & Compensation Committee of the Board of Directors

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Executive Compensation
Executive Compensation Tables
Summary Compensation Table

Name of Executive Officer and Principal Position	Year	Salary ($)	Bonus ($)			Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

David P. Bozeman President and Chief Executive Officer	2024	1,000,000		—		5,610,682	1,625,731	540,795	8,777,208
	2023	500,000	(4)	5,000,000	(5)	21,512,222	13,741	940,690	27,966,653

Damon J. Lee Chief Financial Officer	2024	323,077	(6)	1,400,000	(7)	4,275,132	351,908	107,638	6,457,755

Arun D. Rajan Chief Strategy and Innovation Officer	2024	910,000		—		3,539,324	1,141,725	27,094	5,618,143
	2023	908,654		—		7,229,857	335,653	23,772	8,497,936
	2022	832,308		—		2,265,705	1,334,684	49,308	4,482,005

Michael D. Castagnetto President of NAST	2024	580,769				1,322,645	537,813	22,432	2,463,659

Michael J. Short President of Global Forwarding	2024	625,000		—		1,778,962	552,253	23,536	2,979,751
	2023	625,000		—		3,978,490	165,954	22,752	4,792,196
	2022	610,577		—		1,368,268	847,235	18,300	2,844,380

Michael P. Zechmeister Former Chief Financial Officer	2024	469,615	(8)	—		58,441	—	786,502	1,314,558
	2023	740,000		—		2,720,422	233,772	24,161	3,718,355
	2022	737,115		—		1,544,010	993,134	18,300	3,292,559

(1)Amounts shown in this column represent RSU and PSU awards made in 2022, 2023 and 2024 set forth below and described in the CD&A above. The amounts for 2024 include:

Stock Awards	Mr. Bozeman($)	Mr. Lee($)	Mr. Rajan($)	Mr. Castagnetto($)	Mr. Short($)	Mr. Zechmeister($)
Annual RSUs	2,244,420	715,811	1,726,590	647,471	863,295	—
Annual PSUs with respect to 2024 grants(a)	3,366,262	1,073,717	1,726,590	647,471	863,295	—
Annual PSUs with respect to 2022 grants(b)	—	—	86,144	27,703	52,372	58,441
CFO Make-Whole RSU	—	2,485,604	—	—	—	—
Total	5,610,682	4,275,132	3,539,324	1,322,645	1,778,962	58,441
Assumptions used in the calculation of the amounts reported in this column are included in Note 6 to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The values of annual PSU awards are reported assuming they are earned at target; however, their value at maximum level is:
(a)For the PSUs granted in 2024: Mr. Bozeman: $6,732,524, Mr. Lee: $2,147,434, Mr. Rajan: $3,453,180, Mr. Castagnetto: $1,294,942, and Mr. Short: $1,726,590.
(b)For the PSUs granted in 2022 for which performance metrics were set in 2024: Mr. Rajan: $172,288, Mr. Castagnetto: $55,406, Mr. Short: $104,744, and Mr. Zechmeister: $116,882.

76

Executive Compensation
(2)Amounts shown in this column represent amounts actually paid under our annual incentive program during each respective year and paid early in the following year.
(3)All other compensation for our NEOs is summarized in the All Other Compensation table, below.
All Other Compensation Table

Name of Executive Officer	Year	Perks and Personal Benefits ($)		Tax Reimbursements ($)		Registrant Contributions to Defined Contributions ($)(a)	Other ($)(b)		Total ($)
David P. Bozeman	2024	434,609	(c)	76,324	(d)	20,700	9,162		540,795
Damon J. Lee	2024	58,262	(e)	48,836	(f)	—	540		107,638
Arun D. Rajan	2024	—		—		20,700	6,394		27,094
Michael D. Castagnetto	2024	—		—		20,700	1,732		22,432
Michael J. Short	2024	—		—		20,700	2,836		23,536
Michael P. Zechmeister	2024	—		—		20,700	765,802	(g)	786,502
(a)Represents matching contributions under the company’s qualified 401(k) plan.
(b)Represents life insurance premiums, expense reimbursement, and miscellaneous other perquisites and for Mr. Bozeman, an executive physical of $3,706.
(c)Represents the value of relocation expenses reimbursed by the company and personal use of company aircraft in the amounts of $418,969 and $15,640, respectively.
(d)Represents reimbursement of taxes paid by NEO on relocation expense reimbursement. Mr. Bozeman was also allowed to have family accompany him on certain of his trips using company aircraft for which there was no aggregate incremental cost.
(e)Represents the value of relocation expenses reimbursed by the company.
(f)Represents reimbursement of taxes paid by NEO on relocation expense reimbursement.
(g)Represents (i) life insurance premiums, expense reimbursements, and severance of $314,399 and (ii) a prorated payout of Mr. Zechmeister’s target annual cash incentive opportunity for 2024 in accordance with the terms of his separation agreement with the company of $448,852, as described above under “Additional Compensation Policies and Practices: Separation Agreement with Mr. Zechmeister.”
(4)Mr. Bozeman’s salary reported for 2023 is for a partial year; Mr. Bozeman was appointed President and CEO of the company effective June 26, 2023.
(5)Mr. Bozeman received a make-whole cash sign-on bonus, primarily to address Mr. Bozeman’s requirement to repay certain amounts to his previous employer. This cash bonus is repayable if employment is terminated prior to the second anniversary for any reason other than involuntary termination without cause or his resignation for good reason.
(6)Mr. Lee’s salary reported for 2024 is for a partial year; Mr. Lee joined the company on July 8, 2024, and was appointed CFO of the company effective August 3, 2024.
(7)Mr. Lee received an additional cash signing bonus. This cash bonus is repayable if employment is terminated prior to the second anniversary for any reason other than involuntary termination without cause or his resignation for good reason.
(8)Mr. Zechmeister’s salary reported for 2024 is for a partial year; he served as Chief Financial Officer through August 2, 2024, and served as an advisor from August 3, 2024 until he departed the company on August 9, 2024.

2025 Proxy Statement	77

Executive Compensation
Grants of Plan-Based Awards in 2024

Name of Executive Officer	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards						Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units		Grant Date Fair Value of Stock Awards ($)(1)
		Threshold ($)		Target ($)		Maximum ($)		Threshold	Target	Maximum

David P. Bozeman	2/5/2024		—	—		—		11,425	45,700	91,400	(3)	—		3,366,262
	2/5/2024		—	—		—		—	—	—		30,470	(4)	2,244,420
			—	1,500,000	(2)	3,000,000	(2)	—	—	—		—		—

Damon J. Lee	7/8/2024		—	—		—		3,115	12,459	24,918	(3)	—		1,073,717
	7/8/2024		—	—		—		—	—	—		8,306	(4)	715,811
	7/8/2024		—	—		—		—	—	—		28,842	(5)	2,485,604
			—	338,520	(2)	677,040	(2)	—	—	—		—		—

Arun D. Rajan	2/5/2024		—	—		—		5,860	23,440	46,880	(3)	—		1,726,590
	2/5/2024		—	—		—		327	1,306	2,612	(6)	—		86,144
	2/5/2024		—	—		—		—	—	—		23,440	(4)	1,726,590
			—	1,092,000	(2)	2,184,000	(2)	—	—	—		—		—

Michael D. Castagnetto	2/5/2024		—	—		—		2,198	8,790	17,580	(3)	—		647,471
	2/5/2024		—	—		—		105	420	840	(6)	—		27,703
	2/5/2024		—	—		—		—	—	—		8,790	(4)	647,471
			—	510,000	(2)	1,020,000	(2)	—	—	—		—		—

Michael J. Short	2/5/2024		—	—		—		2,930	11,720	23,440	(3)	—		863,295
	2/5/2024		—	—		—		199	794	1,588	(6)	—		52,372
	2/5/2024		—	—		—		—	—	—		11,720	(4)	863,295
			—	531,250	(2)	1,062,500	(2)	—	—	—		—		—

Michael P. Zechmeister	2/5/2024	(7)	—	—		—		222	886	1,772	(6)	—		58,441
			—	448,852	(2)	897,704	(2)	—	—	—		—		—

(1)The amounts in this column represent the grant date fair value for the respective awards at target. The vested performance-based RSUs and time based RSUs earn dividends at the same rate as common stock. Because these dividends are considered compensation under the Internal Revenue Code, the dividends are paid to each NEO through the company’s payroll system.
(2)Under the terms of the award and as further explained in the Annual Cash Incentive Compensation section of 2024 Named Executive Officer Compensation, beginning on page 62, the amount earned by each NEO was based on the enterprise blended volume growth and adjusted operating income margin percentage, along with MBO achievement for 2024 and was paid to the NEO in early 2025.
(3)Represents the number of PSUs granted during the reported year to the NEO. These PSUs are available to vest over three calendar years beginning in 2024, based on the company’s cumulative diluted EPS growth. Any shares unvested after the vesting period are forfeited. The standard settlement of all vested PSUs occurs within 60 days after the vesting date.
(4)Represents the number of time-based RSUs granted during the reported year to the NEO. These RSUs vest ratably over three calendar years beginning in 2024. The standard settlement of all vested RSUs occurs within 60 days after the vesting date.
(5)Represents the number of RSUs granted to Mr. Lee upon his appointment as our Chief Financial Officer. These RSUs replace equity forfeited by Mr. Lee from his former employer. The RSUs vest as to 33% of the shares on each of first and second annual anniversaries of the date of grant, and 34% of the RSUs vest on the third annual anniversary of the date of grant, in each case subject to certain accelerated or continued vesting provisions. The number of units subject to the equity award was determined by dividing the value of the grant by the average closing price of a share of the company’s common stock during the 30-day period ending on the trading date before July 8, 2024 and rounding down to the nearest whole number.
(6)Represents one-third of the total number of PSUs granted during the reported year to the NEO. The first two-thirds was disclosed when reporting 2022 and 2023 compensation. The grant date fair value is determined when the annual performance targets are set during the following February. These PSUs are available to vest over three calendar years beginning in 2022, based on the company’s annual AGP growth. Any shares unvested after the performance period are forfeited back to the company. The standard settlement of all vested PSUs occurs the earlier of one year following the end of the three-year vesting period or two years after termination of employment.
(7)Mr. Zechmeister was not granted a 2024 RSU or PSU award, due to his pending departure from the company.

78

Executive Compensation
Outstanding Equity Awards at Fiscal Year-End 2024

	Option Awards						Stock Awards
Name of Executive Officer	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options Exercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
David P. Bozeman							64,101	(2)	6,622,915
							46,295	(3)	4,783,199
							7,192	(4)	743,077
							7,191	(4)	742,974
							7,191	(4)	742,974
							4,795	(5)	495,419
										45,700	(6)	4,721,724
										20,314	(7)	2,098,842
Damon J. Lee										12,459	(6)	1,287,264
										5,538	(7)	572,186
							28,842	(8)	2,979,955
Arun D. Rajan							19,114	(9)	1,974,858	6,450	(10)	666,414
										6,450	(10)	666,414
										6,450	(10)	666,414
										6,446	(11)	666,001
										23,440	(6)	2,421,821
										15,627	(7)	1,614,582
Michael D. Castagnetto	7,760	(12)	0	(12)	76.72	12/7/2026				1,612	(10)	166,552
	10,012	(12)	0	(12)	87.15	12/6/2027				1,612	(10)	166,552
	6,904	(12)	0	(12)	88.87	12/5/2028				1,612	(10)	166,552
	20,590	(13)	0	(13)	72.74	2/5/2030				1,611	(11)	166,449
										8,790	(6)	908,183
										5,861	(7)	605,559
Michael J. Short	6,364	(13)	0	(13)	72.74	2/5/2030	10,155	(14)	1,049,215	3,230	(10)	333,724
										3,230	(10)	333,724
										3,230	(10)	333,724
										3,224	(11)	333,104
										11,720	(6)	1,210,910
										7,814	(7)	807,342
Michael P. Zechmeister	11,004	(13)	0	(13)	72.74	2/5/2030				3,230	(10)	333,724
										3,230	(10)	333,724
										3,230	(10)	333,724
										3,224	(11)	333,104

2025 Proxy Statement	79

Executive Compensation
(1)All PSU value achievements are listed at target.
(2)Upon Mr. Bozeman’s appointment to Chief Executive Officer in June 2023, C.H. Robinson awarded him a make-whole RSU award valued at $12 million to replace equity forfeited from his previous employer. The stock award vests as to 25% of the shares on each of the six month and one year anniversaries of the date of grant, 30% of the shares on the second anniversary of the date of grant, and 20% of the shares on the third anniversary of the date of grant, in each case subject to certain accelerated or continued vesting provisions.
(3)Upon Mr. Bozeman’s appointment to Chief Executive Officer in June 2023, C.H. Robinson awarded him a one-time PSU award valued at $6.5 million, that vests based on achievement of 10% compound annual growth in adjusted diluted EPS over a three-year period.
(4)Upon Mr. Bozeman’s appointment to Chief Executive Officer in June 2023, his annual compensation included long-term equity incentive awards valued at $6.5 million (which for 2023 was prorated for the portion of the year during which Mr. Bozeman served as CEO), 60% of which were issued in the form of PSUs and 40% in the form of RSUs, each with the same performance measures and vesting dates as comparable awards made to the company’s other executive officers for fiscal 2023 as part of the equity incentive plan. The awards are based on the company’s cumulative three-year diluted EPS growth, cumulative three-year annual AGP growth, and three-year average annual adjusted operating margin.
(5)The 2023 RSUs vest ratably over three calendar years beginning in 2023.
(6)The 2024 PSUs are available to vest over three calendar years beginning in 2024, based on the company’s cumulative three-year diluted EPS growth. Any shares unvested after the performance period are forfeited.
(7)The 2024 RSUs vest ratably over three calendar years beginning in 2024.
(8)Upon the commencement of his employment in July 2024, the company awarded Mr. Lee a make-whole RSU award valued at $2.5 million to replace equity forfeited from his previous employer. The stock award vests as to 33% of the shares on each of first and second annual anniversaries of the date of grant, and 34% of the RSUs vest on the third annual anniversary of the date of grant, in each case subject to certain accelerated or continued vesting provisions.
(9)Mr. Rajan was awarded a special time-based retention RSU award on January 1, 2023. This award vests with 50% of the shares on July 1, 2024, and the remaining 50% will vest on January 1, 2026, contingent on Mr. Rajan’s continued service.
(10)The 2023 performance-based RSUs are available to vest over three calendar years beginning in 2023, based on the company’s cumulative three-year diluted EPS growth, cumulative three-year AGP growth, and three-year average annual adjusted operating margin. Any shares unvested after the performance period are forfeited. The standard settlement of all vested PSUs occurs upon the earlier of two years after termination of employment or February 15, 2027, or the next available trading day if this date falls on the weekend or holiday.
(11)The 2023 RSUs vest ratably over three calendar years beginning in 2023. Shares of the company’s common stock will be delivered upon the earlier of one year after termination of employment or February 15, 2027, or the next available trading day if this date falls on the weekend or holiday.
(12)Represents the number of time-based stock options granted to the NEO in 2016, 2017, and 2018. These stock options vest ratably over five calendar years beginning in the calendar year after the year of grant. Once vested, they are exercisable for a period of 10 years from the date of grant under the option award agreement.
(13)Represents the number of time-based stock options granted to the NEO in 2020. These stock options vest ratably over five calendar years beginning in the year of grant. Once vested, they are exercisable for a period of 10 years from the date of grant under the option award agreement.
(14)Mr. Short was awarded a special time-based retention RSU award on February 8, 2023. This award vests over a three year period at 18-month increments beginning on August 8, 2024, when 50% of the award will vest and ends on February 8, 2026, when the remaining 50% of the award will vest.

80

Executive Compensation
Option Exercises and Stock Vested During 2024

	Option Awards		Stock Awards
Name of Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
David P. Bozeman	0	0	83,844	7,616,139
Damon J. Lee	0	0	2,768	286,433
Arun D. Rajan	0	0	40,112	3,855,105	(1)
Michael D. Castagnetto	0	0	9,126	871,649	(2)
Michael J. Short	10,408	321,183	21,379	2,153,143	(3)
Michael P. Zechmeister	85,796	2,354,710	15,535	1,375,507	(4)
(1)13,186 shares deferred until the earlier of one year following the end of the three-year vesting period or two years after termination of employment. 26,926 was not deferred.
(2)3,779 is deferred until the earlier of one year following the end of the three-year vesting period or two years after termination of employment. 5,347 was not deferred.
(3)7,318 is deferred until the earlier of one year following the end of the three-year vesting period or two years after termination of employment. 14,061 was not deferred.
(4)7,795 is deferred until the earlier of one year following the end of the three-year vesting period or two years after termination of employment. 7,740 was not deferred.
Nonqualified Deferred Compensation(1)

Name of Executive Officer	Executive Contributions in 2024 ($)	Registrant Contributions in 2024 ($)(2)	Aggregate Earnings (Loss) in 2024 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2024 ($)(2)
David P. Bozeman	—	—	—	—	—
Damon J. Lee	—	—	—	—	—
Arun D. Rajan	—	1,362,373	659,644	—	5,388,031
Michael D. Castagnetto	—	390,467	310,074	(144,431)	2,432,587
Michael J. Short	—	756,065	587,027	(475,530)	4,831,798
Michael P. Zechmeister	—	805,320	826,138	—	5,847,054
(1)All awards referred to in this table are in the form of vested performance-based restricted shares, vested PSUs, and vested RSUs.
(2)All values in this column are based on the closing market price of the company stock as of December 31, 2024.

2025 Proxy Statement	81

Executive Compensation
Potential Payments Upon Termination or Change in Control
See the description of our Executive Separation and Change in Control Plan on page 74 for further information related to potential severance payments and equity acceleration described in the table below.
The following table lists the potential value of severance and bonus payments, and accelerated vesting of unvested PSU and RSU awards upon a change in control, or a termination of employment without cause or good reason, or in the case of change in control, death, or disability of our NEOs. For this purpose, change in control is defined as (i) the ownership by a person or entity of more than 50% of the common stock of the company, (ii) the completion of a merger or consolidation or sale of all or substantially all of the company’s assets where the company’s directors and shareholders prior to the transaction do not comprise at least 60% of the board of the surviving entity and 60% of its shareholder base, respectively, or (iii) a majority of the members of the Board of Directors are no longer “continuing directors”. The amounts listed are calculated based on the assumption that the NEOs’ employment was terminated or that a change in control occurred on December 31, 2024, the last day of our reporting year. C.H. Robinson does not “gross up” payments to executive officers which are subject to excise taxes due to a change in control.

Name of Executive Officer	Benefits and Payments Upon Termination	Death or Disability ($)(1)	Termination Without Cause or For Good Reason in Connection with CIC ($)(2)	Termination Without Cause or For Good Reason Not in Connection with CIC ($)(3)
David P. Bozeman	Vesting of restricted units	16,167,925	20,951,124	9,347,359
	Severance	—	2,500,000	2,000,000
	Annual target bonus	—	3,750,000	—
Damon J. Lee	Vesting of restricted units	4,839,405	4,839,405	2,979,955
	Severance	—	1,400,000	1,050,000
	Annual target bonus	—	1,400,000	—
Arun D. Rajan	Vesting of restricted units	8,676,504	8,676,504	2,665,243
	Severance	—	1,820,000	1,365,000
	Annual target bonus	—	2,184,000	—
Michael D. Castagnetto	Vesting of restricted units	2,179,847	2,179,847	666,105
	Severance	—	1,200,000	900,000
	Annual target bonus	—	1,020,000	—
Michael J. Short	Vesting of restricted units	4,401,743	4,401,743	1,334,276
	Severance	—	1,250,000	937,500
	Annual target bonus	—	1,062,500	—
Michael P. Zechmeister(4)	Vesting of restricted units	—	—	1,334,276
	Severance	—	—	1,110,000
	Annual target bonus(5)	—	—	448,852
(1)PSUs vest at target for death/disability.
(2)PSUs vest at greater of actual or target upon a change in control. In the event of a separation with a change in control, the NEO is also eligible for COBRA premiums, additional details of which can be found in “Executive Separation and Change in Control Plan” on page 74.
(3)In the event of severance/termination, the NEO is also eligible for COBRA premiums, additional details of which can be found in “Executive Separation and Change in Control Plan” on page 74.
(4)Mr. Zechmeister’s service with the company ended on August 9, 2024 due to an involuntary termination without cause. Therefore, only those payments and benefits that are tied to an involuntary termination without cause not in connection with a change in control are included in this table for Mr. Zechmeister.
(5)This amount represents a prorated payout of Mr. Zechmeister’s target annual cash incentive opportunity for 2024 in accordance with the terms of his separation agreement with the company, as described above under “Additional Compensation Policies and Practices--Separation Agreement with Mr. Zechmeister.”

82

Executive Compensation
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual compensation of David P. Bozeman, our President and CEO.
For 2024, our last completed fiscal year:
àthe annual total compensation of our median employee was $58,983; and
àthe annual total compensation of our CEO, as reported in the Summary Compensation Table, on page 76 of this Proxy Statement was $8,777,208.
Based on this information, for 2024, we reasonably estimate that the ratio of our CEO’s annual total compensation to the annual compensation of our median employee was 149:1. Our pay ratio estimate has been calculated in a manner consistent with the Item 402(u) of Regulation S-K.
We do not believe there has been any change in either our employee population or our employee compensation arrangements or practices that would significantly impact our 2024 pay ratio disclosure and, therefore, intended to use the same median employee we identified for 2023. However, because that employee is no longer employed by the company, we identified a substitute median employee whose amount for our consistently applied compensation measure is substantially similar to the original median employee’s compensation. We identified our original median employee on December 31, 2023, based on the base salary plus overtime actually paid during fiscal year 2023 to all members of our workforce, other than our CEO, who were employed on December 31, 2023.

2025 Proxy Statement	83

Executive Compensation
Pay Versus Performance
As discussed in the CD&A above, our compensation framework and pay-for-performance practices provide appropriate incentives to our executive officers to achieve our financial goals and align our executives with our shareholders’ interests. A substantial portion of our NEOs’ realized compensation is linked to the achievement of our financial, operational, and strategic objectives, and aligns our executive pay with changes in the value of our total shareholder return. The following tables provide additional compensation information for our NEOs, calculated in accordance with Securities and Exchange Commission (“SEC”) regulations, for the years ended December 31, 2024, 2023, 2022, 2021, and 2020:

	Summary Compensation Table Total for Current CEO ($)(1)	Compensation Actually Paid to Current CEO ($)(2)	Summary Compensation Table Total for Former CEO ($)(1)	Summary Compensation Actually Paid to Former CEO ($)	Average Summary Compensation Table Total for Non-CEO NEOs ($)(1)	Average Compensation Actually Paid to Non-CEO NEOs ($)(1)(2)(3)	Value of Initial Fixed $100 Investment (4) based on:		Net Income ($ in 000’s)	Adjusted Operating Margin(6)
Year							Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(5)
2024	8,777,208	14,851,421	N/A	N/A	3,766,773	4,510,333	149.17	133.76	465,690	24.2%
2023	27,966,653	26,532,662	2,796,530	2,684,241	5,528,381	4,028,868	121.38	130.87	325,129	19.8%
2022	N/A	N/A	10,529,870	9,724,702	3,425,442	3,231,790	125.27	97.55	940,524	35.3%
2021	N/A	N/A	10,233,276	13,016,105	3,328,925	4,066,077	144.14	120.41	844,245	34.3%
2020	N/A	N/A	5,432,670	7,581,756	1,891,881	2,370,415	123.02	106.29	506,421	27.9%
(1)Amounts reported in the compensation columns above reflect the following individuals:

Year	CEO	Non-CEO NEOs
2024	David P. Bozeman	Arun D. Rajan, Michael D. Castagnetto, Michael J. Short, Michael P. Zechmeister
2023	David P. Bozeman, Scott Anderson	Michael P. Zechmeister, Arun D. Rajan, Angela K. Freeman, Michael J. Short
2022	Robert C. Biesterfeld Jr.	Michael P. Zechmeister, Arun D. Rajan, Mac S. Pinkerton, Michael J. Short
2021	Robert C. Biesterfeld Jr.	Michael P. Zechmeister, Mac S. Pinkerton, Arun D. Rajan, Michael J. Short
2020	Robert C. Biesterfeld Jr.	Michael P. Zechmeister, Christopher J. O’Brien, Mac S. Pinkerton, Michael J. Short
(2)Amounts reported represent the amount of “Compensation Actually Paid,” as computed in accordance with SEC rules. Our NEOs did not participate in a pension plan; therefore, we did not report a change in pension value for any of the years reflected in this table, and a deduction from the Summary Compensation Table total related to pension value is not needed. Compensation Actually Paid to Current CEO reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

2024 ($)
Compensation Reported in Summary Compensation Table for current CEO	8,777,208
Less: Value of stock and option awards reported in Summary Compensation Table	(5,610,682)
Plus: Year-end fair value of awards granted during the fiscal year that are unvested and outstanding	6,785,579
Plus: Year-end fair value of awards granted during the fiscal year that vested in the fiscal year	1,043,935
Plus: Increase (decrease) the difference between fair value from the end of the prior fiscal year to the vesting date of equity awards that were granted during a prior fiscal year that vested in this fiscal year	1,550,891
Plus: Increase (decrease) the difference between fair value of equity awards from the end of the prior fiscal year to the end of the fiscal year of equity awards that were granted during a prior fiscal year that remain unvested and outstanding during the fiscal year	2,304,490
Less: Prior fiscal year-end fair value of awards that were granted during a prior fiscal year that failed to vest during the fiscal year	—
Total Adjustments	6,074,213
Compensation Actually Paid to current CEO	$14,851,421
(3)Refer above for the list of the Non-CEO NEOs included in the figures for 2020 through 2024. Average Compensation Actually Paid to Non-CEO NEOs reflects the following adjustments from Average Total Compensation reported in the Summary Compensation Table:

84

Executive Compensation

2024 ($)
Average Compensation Reported in Summary Compensation Table	3,766,773
Less: Value of stock and option awards reported in Summary Compensation Table	(2,194,901)
Plus: Year-end value of awards granted during the fiscal year that are unvested and outstanding	2,468,888
Plus: Year-end value of awards granted during the fiscal year that vested in the fiscal year	418,298
Plus: Increase (decrease) the difference between fair value from the end of the prior fiscal year to the vesting date of equity awards that were granted during a prior fiscal year that vested in this fiscal year	287,765
Plus: Increase (decrease) the difference between fair value from the end of the prior fiscal year to the end of the fiscal year of equity awards that were granted during a prior fiscal year that remain unvested and outstanding during the fiscal year	340,650
Less: Prior year fair value of awards that were granted during a prior fiscal year that failed to vest in the fiscal year	(577,140)
Total Adjustments	743,560
Average Compensation Actually Paid	$4,510,333
(4)Total shareholder return (“TSR”) is calculated based on a fixed investment of one hundred dollars measured from the market close on December 31, 2019 (the last trading day of 2019) through and including the end of the fiscal year for each year reported in the table.
(5)Our peer group used for the TSR calculation is the Nasdaq Transportation Index, which is the industry index used to show our performance in our Form 10-K.
(6)Our company-selected measure, which is the measure we believe represents the most important financial performance not otherwise presented in the table above that we use to link Compensation Actually Paid to our NEOs for fiscal 2024 to our company’s performance, is adjusted operating margin.
Tabular List of Important Financial Performance Measures
The following table lists the most important financial performance measures we used to link Compensation Actually Paid to the NEOs for fiscal 2024 to our performance:
Financial Performance Measures

Adjusted Operating Margin(1)
Diluted Earnings Per Share
Adjusted Gross Profit(1)
(1)Additional information about adjusted gross profit and adjusted operating margin, including a reconciliation to gross profit and operating margin, is available in our Annual Report on Form 10-K for the year ended December 31, 2024.

2025 Proxy Statement	85

Executive Compensation
Relationship Between Pay and Performance
We believe the “Compensation Actually Paid” in each of the years reported above and over the five-year cumulative period are reflective of the Talent & Compensation Committee’s emphasis on “pay-for-performance” as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to the result of our stock performance and our varying levels of achievement against pre-established performance goals under our Annual Cash Incentive Program and our Equity Compensation Program. Accordingly, with the exception of 2023, the charts below reflect that Compensation Actually Paid aligns to trends in ours and the Nasdaq Transportation Index TSR, net income, and adjusted operating margin results over the same periods. Transportation markets in 2024 continued to experience weak demand for freight combined with more than sufficient capacity, which resulted in an oversupplied and very competitive market.
Compensation Actually Paid versus TSR(1)(2)

$160
$140
$120
$100
$80
$60
$40
$20
$—
Total Shareholder Return
$27,000,000
$24,000,000
$21,000,000
$18,000,000
$15,000,000
$12,000,000
$9,000,000
$6,000,000
$3,000,000
$—
Compensation Actually Paid
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
Current CEO
Former CEO
NASDAQ Transportation Index TSR
Non-CEO NEOs
CHRW TSR

(1)TSR in the above chart reflects the cumulative return of $100 as if invested on December 31, 2019, including reinvestment of any dividends.
(2)Current CEO represents David P. Bozeman, Former CEO includes Scott Anderson and Robert C. Biesterfeld Jr.

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Executive Compensation
Compensation Actually Paid versus Total Net Income

$1,000,000,000
$900,000,000
$800,000,000
$700,000,000
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$—
Total Net Income
$27,000,000
$24,000,000
$21,000,000
$18,000,000
$15,000,000
$12,000,000
$9,000,000
$6,000,000
$3,000,000
$—
Compensation Actually Paid
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
Current CEO
Non-CEO NEOs
Former CEO
Net Income

Compensation Actually Paid versus Adjusted Operating Margin %

40.0%
35.0%
30.0%
25.0%
20.0%
Adjusted Operating Margin %
$27,000,000
$24,000,000
$21,000,000
$18,000,000
$15,000,000
$12,000,000
$9,000,000
$6,000,000
$3,000,000
$—
Compensation Actually Paid
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
Current CEO
Non-CEO NEOs
Former CEO
Adjusted Operating Margin %

2025 Proxy Statement	87

Proposal 3: Ratification of the Selection of Independent Auditors
The Audit Committee has selected Deloitte & Touche LLP as the independent registered public accountant firm for C.H. Robinson for the fiscal year ending December 31, 2025. Representatives of Deloitte & Touche LLP will be present at our Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer shareholder questions. If the appointment of Deloitte & Touche LLP is not ratified by the shareholders, the Audit Committee is not obligated to appoint other accountants, but the Audit Committee will give consideration to such unfavorable vote.

BOARD VOTING RECOMMENDATION
The Board of Directors recommends a vote FOR ratification of the selection of Deloitte & Touche LLP as the company’s independent auditor for the year ending December 31, 2025.

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Audit-Related Matters
Independent Auditors’ Fees
The following table summarizes the total fees for audit services provided by the independent auditor for the audit of our annual consolidated financial statements for the years ended December 31, 2024 and December 31, 2023. The table also includes fees billed for audit related, tax, and other services provided by the independent auditor during the same periods.

Fees	2024 ($)	2023 ($)
Audit Fees(1)	2,156,429	2,169,602
Audit-Related Fees(2)	384,553	91,358
Tax Fees(3)	185,346	930,242
All Other Fees(4)	—	152,152
Total	$2,726,328	$3,343,354
(1)Fees for audit services billed or expected to be billed relating to 2024 and 2023 consisted of:
•Audit of the company’s annual financial statements and internal controls over financial reporting;
•Reviews of the company’s quarterly financial statements; and
•Statutory and regulatory audits, consents, and other services related to SEC matters.
(2)Fees for audit-related services billed or expected to be billed consisted of:
•Employee benefit plan audit and due diligence procedures related to closed and prospective acquisitions, and greenhouse gas reporting assurance readiness.
(3)Fees for tax services billed for tax compliance and tax planning and advice:
•Fees for tax compliance services totaled $0 and $23,137 in 2024 and 2023, respectively. Tax compliance services are services provided based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings.
•Fees for tax planning and advice services totaled $185,346 and $907,105 in 2024 and 2023, respectively. Tax planning and advice services are services provided for proposed transactions or other general tax planning matters.
(4)All other fees relate to greenhouse gas emissions reporting readiness consulting services billed.

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Audit-Related Matters
In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services provided by the independent auditor during 2024 and 2023 were pre-approved, following the policies and procedures of the Audit Committee.
Pre-approval Policy
All the professional services were approved or pre-approved in accordance with policies of the Audit Committee and the company. These policies describe the permitted audit, audit-related, tax, and other services (collectively, the “Disclosure Categories”) that the independent auditor may perform. The policy requires that before work begins, a description of the services (the “Service List”) expected to be performed by the independent auditor, in each of the Disclosure Categories, be presented to the Audit Committee for approval.
Any requests for audit, audit-related, tax, and other services not included on the Service List must be submitted to the Audit Committee for specific pre-approval and cannot begin until approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chair of the Audit Committee. The Chair must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.
In addition, although not required by the rules and regulations of the Securities and Exchange Commission, the Audit Committee generally requests a range of fees associated with each proposed service on the Service List and any services that were not originally included on the Service List. Providing a range of fees for a service incorporates appropriate oversight and control of the independent auditor relationship, while permitting the company to receive immediate assistance from the independent auditor when time is of the essence.
The Audit Committee reviews the status of services and fees incurred year-to-date against the original Service List and the forecast of remaining services and fees.
The policy contains a de minimis provision that enables retroactive approval for permissible non-audit services under certain circumstances. The provision allows for the pre-approval requirement to be waived if all the following criteria are met:
1.The service is not an audit, review, or other attest service;
2.The total amount of all such services provided under this provision does not exceed the lesser of $20,000 or 5% of total fees paid to the independent auditor in a given fiscal year;
3.The services were not recognized at the time of the engagement to be non-audit services;
4.The services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its designee; and
5.The service and fee are specifically disclosed in the Proxy Statement as meeting the de minimis requirements of Regulation S-X of the Securities Exchange Act of 1934, as amended.

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Audit-Related Matters
Audit Committee Report
Management is responsible for the company’s internal controls and the financial reporting process. The independent registered public accounting firm for C.H. Robinson is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to hire, monitor, and oversee the independent auditors.
In this context, the Audit Committee has met and held discussions with management and Deloitte & Touche LLP, the company’s independent accountant for the fiscal year ended December 31, 2024. Management represented to the Audit Committee that the company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountant. The Audit Committee discussed with the independent accountant matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
Our independent accountant also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding our independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountant the independent accountant’s independence. The Audit Committee also considered whether the provision of any non-audit services was compatible with maintaining the independence of Deloitte & Touche LLP as the company’s independent auditor.
Based upon the Audit Committee’s discussions with management and the independent accountant, the Audit Committee’s review of the representation of management, and the report of the independent accountant to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission.
Mark A Goodburn, Chair
James J. Barber, Jr.
Timothy C. Gokey
Paige K. Robbins
Paula C. Tolliver
The Members of the Audit Committee of the Board of Directors

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Proposal 4: Approval of Amended and Restated 2022 Equity Incentive Plan
We are asking our shareholders to approve an amendment and restatement of the C.H. Robinson Worldwide, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of our common stock reserved for issuance under the 2022 Plan by an additional 4,000,000 shares, extend the term of the 2022 Plan, and make certain design changes.
The 2022 Plan originally became effective on May 5, 2022. On February 6, 2025, the Board, at the recommendation of the Talent & Compensation Committee (referred to as the “Committee” in this Proposal 4), approved the C.H. Robinson Worldwide, Inc. Amended and Restated 2022 Equity Incentive Plan (the “Restated Plan”), subject to approval by our shareholders at the Annual Meeting.
If our shareholders do not approve this proposal, the Restated Plan described in this proposal will not take effect and the 2022 Plan will continue to be administered in its current form. However, as described below, without the proposed share increase, the shares that remain available for issuance under the 2022 Plan will not be sufficient for us to be able to achieve our goals of attracting, motivating, and retaining our employees through grants of equity awards.

BOARD VOTING RECOMMENDATION The Board of Directors recommends a vote FOR the approval of the C.H. Robinson Worldwide, Inc. Amended and Restated 2022 Equity Incentive Plan.

Shareholder Approval and Board of Directors Recommendation
Shareholder approval of the Restated Plan is being sought in order to (i) satisfy the shareholder approval requirements of the Nasdaq listing standards for the increase in the number of shares available for issuance under the Restated Plan by 4,000,000 shares, and the extension of the term of the Restated Plan to the date that is 10 years after shareholder approval of the Restated Plan and (ii) obtain shareholder approval of the number of shares that may be subject to incentive stock options under Internal Revenue Code (“Code”) Section 422.
Without your approval of this proposal, we do not anticipate having sufficient equity to complete our anticipated equity grants in 2026 and in future years. The ability to issue equity is fundamental to our long-term strategic growth efforts and compensation philosophy for the following reasons:
•Sustain and strengthen the company – We operate in a highly competitive industry and our results are driven in large part by the talents, expertise, and efforts of our revenue-generating employees. Our compensation program, including our ability to grant equity awards, is an important means by which we attract and recruit new employees.
•Align risk and reward – We are committed to using a mix of compensation to create an environment that encourages increased profitability for the company without undue risk taking. Our use of equity compensation in lieu of cash allows us to tie a portion of our revenue-generating employees’ compensation to our company’s long-term results, performance, and financial strength.
•Align employees with shareholders – By providing our employees with an ownership stake in our company, our use of equity compensation incentivizes these employees to think more broadly about our firm-wide results and long-term growth. In addition, with respect to the talent that comes to us from acquired firms, we believe that the use of the company’s equity encourages a heightened level of alignment and integration that has been a critical component of our successful execution on our strategic growth efforts.

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Amended and Restated 2022 Equity Incentive Plan
•Avoid undesirable alternatives – In order to attract and retain qualified personnel, we would likely be compelled to alter our compensation programs to increase the cash-based components, which would not provide the same benefits as equity awards and would limit cash available for other purposes.
Your approval of this proposal would allow us to continue to grant equity to our employees in connection with our long-term incentive awards, and hiring and retention efforts for the next three years, consistent with our past practices and the recent trading price of our shares of common stock. We believe that three years’ time provides our shareholders the opportunity to regularly vote on our equity plan and allows us to respond to evolving compensation practices.
The Board recommends that our shareholders vote FOR the Restated Plan because it includes features that we believe are consistent with the interests of our shareholders, aligned with sound corporate governance practices and will provide us with a share reserve that will enable us to continue to provide a competitive mix of compensation to our key employees.
Basis for the Requested Share Reserve Increase
Long-term equity-based incentives play a critical role in our executive compensation program, motivating executives to make decisions that focus on long-term shareholder value creation, aligning executives’ interests with the interests of shareholders and serving as an effective retention tool. We consider our ability to continue providing a competitive level of long-term equity-based compensation is of utmost importance to our success. Given the importance of providing competitive levels of equity-based compensation, the Board has determined that it is in the best interests of our shareholders to amend and restate our equity compensation plan and ensure sufficient shares for continued equity-based compensation.
As of February 28, 2025, there were 118,257,551 shares of our common stock issued and outstanding. The closing sale price of a share of our common stock on the Nasdaq on that date was $101.62. The following table summarizes information regarding awards outstanding and shares of our common stock remaining available for grant under the 2022 Plan as of February 28, 2025:

Shares Subject to Outstanding Awards
Stock Options Outstanding	3,388,273
Weighted Average Exercise Price of Stock Options Outstanding	$79.98
Weighted Average Remaining Term of Stock Options Outstanding	3.4 years
Full Value Awards Outstanding:
Restricted Stock Units	1,522,705
Performance Stock Units (PSUs)	858,183
Shares Available for Grant under the 2022 Equity Incentive Plan	633,358
Historical equity grant practices
Our three-year average value-adjusted “burn rate” for the 2022–2024 period was 0.73%.

Fiscal Year	Shares Granted(1)	Basic Weighted Average Number of Common Shares Outstanding(2)	Value-Adjusted Burn Rate
2024	709,906	119,805,000	0.59%
2023	938,690	118,551,000	0.79%
2022	1,012,340	125,743,000	0.81%
3-Year Average	886,979	121,366,000	0.73%
(1)Shares granted represents time-based awards granted and performance-based awards earned in the fiscal years presented.
(2)Rounded to nearest thousandth share.
Since we did not grant stock options during the 2022–2024 period, we calculated value-adjusted burn rate by dividing (i) the number of full value awards multiplied by the stock price, by (ii) the weighted-average number of shares multiplied by the stock price.

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Amended and Restated 2022 Equity Incentive Plan
Some shareholders view the burn rate as a helpful measure to compare the rates at which peer companies have granted equity. The more equity that a company grants in relation to the total number of its shares of common stock outstanding, the higher that company’s burn rate will be.
Overhang
As of February 28, 2025, we have 2,380,888 outstanding equity awards under the 2022 Plan, and 5,496,228 outstanding equity awards under the 2013 Equity Incentive Plan and our 1997 Omnibus Stock Plan (collectively, the “Prior Plans”), totaling approximately 7,877,116 outstanding equity awards. As of February 28, 2025, the closing price of a share of our common stock on Nasdaq was $101.62.
These outstanding equity awards, together with the shares remaining available for issuance under the 2022 Plan (commonly referred to as the “overhang”), represent approximately 7% of the fully diluted number of shares of our common stock. The dilutive impact of the additional 4,000,000 shares that would be available for issuance under the Restated Plan would increase the overhang by approximately 3% to approximately 11% based on our fully diluted number of shares of our common stock outstanding as of February 28, 2025.
We have not granted stock options since 2020; however, a large number of vested and unexercised stock options are outstanding, and a majority of these options still have three to five years remaining before expiration. Because stock options are not full-value awards, they are less dilutive than RSUs and PSUs.

Plan	Stock Options	Weighted Average Exercise Price of Options	Weighted Average Term to Expiration
2022 Plan	0	$—	0 years
Prior Plans	3,388,273	$79.98	3.4 years
Total	3,388,273	$79.98	3.4 years
Over the long-term, we have sought to address shareholder concerns about dilution through share repurchases. From 2022 through 2024, we have repurchased 14,871,943 shares of our common stock (and an additional 917,358 have been returned to our Plans through forfeiture over the same time period). These share repurchases have exceeded the number of shares that we have granted under equity awards during that period by a multiple of approximately 5.5.
Our intention is to continue to opportunistically and strategically repurchase shares to limit the dilution from our firm-wide compensation program and acquisitions over the long term. The amount of repurchases in future years will depend on a number of factors, including our choices with respect to our capital allocation strategy and market conditions.
Expected duration of available shares
We expect to continue making equity awards consistent with our practices over the past three years, and to maintain an average annual burn rate over the three additional years in line with our average for the 2022-2024 period. On that basis, we expect that shares currently remaining available for awards under the 2022 Plan will likely be insufficient to continue making awards beyond 2025, but that the shares of common stock available for future awards if the Restated Plan is approved would be sufficient for equity award grants for approximately three years.
Expectations regarding future share usage under the Restated Plan are naturally based on a number of assumptions regarding factors such as future growth in the population of eligible participants, the rate of future compensation increases, the rate at which shares are returned to the Restated Plan reserve through forfeitures, cancellations and the like, the level at which performance-based awards pay out, and our future stock price performance. While the Committee believes that the assumptions utilized are reasonable, future share usage will differ from current expectations to the extent that actual events differ from the assumptions utilized.

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Amended and Restated 2022 Equity Incentive Plan
Key Compensation Practices
The Restated Plan includes changes and updates, including the following:
•The Restated Plan increases the number of shares available for issuance by 4,000,000.
•The Restated Plan extends the term of the 2022 Plan to the date that is 10 years after shareholder approval of the Restated Plan.
•The Restated Plan includes a Section 280G “net best” cutback in which parachute payments, which are subject to excise taxes, will only be reduced to the extent it results in a better tax position for the executive.
•The Restated Plan provides more flexibility to amend awards and adjust goals and payouts for performance-based awards based on business needs.
The Restated Plan continues to include a number of features that we believe are consistent with the interests of our shareholders and sound corporate governance practices, including the following:
No repricing of underwater options or stock appreciation rights without shareholder approval
The Restated Plan prohibits, without shareholder approval, actions to reprice, replace, or repurchase options or stock appreciation rights (“SARs”) when the exercise price per share of an option or SAR exceeds the fair market value of the underlying shares.
No evergreen
The Restated Plan does not have an evergreen or similar provision, which provides for an automatic replenishment of shares available for grant.
No liberal share recycling
We may not add back to the Restated Plan’s share reserve shares that are delivered or withheld to pay the exercise price of an option award or to satisfy a tax withholding obligation in connection with any awards, shares that we repurchase using option exercise proceeds and shares subject to a SAR award that are not issued in connection with the stock settlement of that award upon its exercise.
No liberal definition of “change in control”
No change in control would be triggered by shareholder approval of a business combination transaction, the announcement or commencement of a tender offer or any Board assessment that a change in control may be imminent.
No automatic accelerated vesting of equity awards upon a change in control
The Restated Plan does not provide for single-trigger vesting upon a change in control.
Minimum vesting period for all awards
A minimum vesting or performance period of one year is prescribed for all awards, subject only to limited exceptions.
No payment of dividends or dividend equivalents on unearned awards
The Restated Plan prohibits the payment of dividends or dividend equivalents in connection with an award until it vests.
Annual limit on compensation to non-employee directors
The Restated Plan contains an annual limit on the aggregate value of all awards granted during a calendar year to any non-employee director.

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Amended and Restated 2022 Equity Incentive Plan
No excise tax gross-ups
We do not provide any Code Section 280G excise tax gross-up rights to participants.
Hedging and pledging
Any shares acquired pursuant to the Restated Plan are subject to our policy that provides for prohibitions on hedging transactions and pledging of our stock by our directors and officers.
Clawback policies
The Restated Plan provides that all awards are subject to our clawback policies. For more information about our current executive compensation recoupment policies, see “Compensation Discussion and Analysis: Additional Compensation Policies and Practices” on page 73 of this Proxy Statement.
Description of the Restated Plan
The major features of the Restated Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the Restated Plan, which is attached to this Proxy Statement as Appendix A to this Proxy Statement.
Eligible Participants
Employees, consultants, advisors, and independent contractors and non-employee directors of the company will be eligible to receive awards under the Restated Plan. As of February 28, 2025, there were over 1,500 employees, 11 non-employee directors of the company and no consultants, advisors, or independent contractors who would be eligible to receive awards under the Restated Plan.
Administration
The Restated Plan will be administered by the Committee. To the extent consistent with applicable law, the Committee may delegate its duties, power, and authority under the Restated Plan to any one or more of its members, or, with respect to awards to participants who are not themselves our directors or executive officers, to one or more of our other directors or executive officers, or to a committee of the Board comprised of one or more directors. The Committee may also delegate non-discretionary administrative duties to other persons, agents, or advisors.
The Committee has the authority to determine the persons to whom awards will be granted, the timing, type, and number of shares covered by each award, and the terms and conditions of the awards. The Committee may also establish and modify rules to administer the Restated Plan, interpret the Restated Plan and any related award agreement, cancel or suspend an award, accelerate the vesting of an award, and otherwise modify or amend the terms of outstanding awards to the extent permitted under the Restated Plan, and require or permit the deferral of the settlement of an award. The terms of an award may be amended without the participant’s consent if it does not materially diminish the value to the participant; cause forfeiture of the award; or if it is necessary to comply with applicable laws, a clawback policy, or Nasdaq listing rules.
Except in connection with equity restructurings and other situations in which share adjustments are specifically authorized, the Restated Plan prohibits the Committee from repricing any outstanding “underwater” option or SAR awards without the prior approval of our shareholders. For these purposes, a “repricing” includes amending the terms of an underwater option or SAR award to lower the exercise price, canceling an underwater option or SAR award in conjunction with granting a replacement option or SAR award with a lower exercise price, canceling an underwater option or SAR award in exchange for cash, other property or grant of a new full value award, or otherwise making an underwater option or SAR award subject to any action that would be treated under accounting rules as a “repricing.”
The Committee may set forth differing terms and conditions for awards granted to participants who reside outside of the United States or who are not subject to United States taxes.

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Amended and Restated 2022 Equity Incentive Plan
Available Shares and Limitations on Awards
Currently, a maximum of 4,261,884 shares of our common stock may be the subject of awards and issued under the 2022 Plan. The proposed amendment would increase the number of shares available for issuance under the Restated Plan by an additional 4,000,000 shares, to 8,261,884. The shares of common stock issuable under the Restated Plan may come from authorized and unissued shares or treasury shares. The share limitations under the Restated Plan are subject to adjustment for changes in our corporate structure or shares, as described below. No further awards may be made under our Prior Plans.
Any shares of common stock subject to an award under the 2022 Plan, or to an award under the Prior Plans that was outstanding on the effective date of the 2022 Plan, that expires, is cancelled or forfeited, or is settled or paid in cash will, to the extent of such expiration, cancellation, forfeiture or cash settlement, automatically replenish the Restated Plan share reserve and become available for future awards. However, any shares tendered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with any award, any shares repurchased by the company using option exercise proceeds and any shares subject to a SAR award that are not issued in connection with the stock settlement of the SAR award on its exercise may not be used again for new grants.
Awards that may be settled solely in cash will not reduce the share reserve and will not reduce the shares authorized for grant to a participant in any calendar year. Awards granted or shares of our common stock issued under the Restated Plan upon the assumption of, or in substitution or exchange for, outstanding equity awards previously granted by an entity acquired by us or any of our subsidiaries (referred to as “substitute awards”) will not reduce the share reserve under the Restated Plan.
The Restated Plan provides that the aggregate grant date fair value of all awards granted during any calendar year to any non-employee director (excluding any awards granted at the election of a non-employee director in lieu of all or any portion of retainers or fees otherwise payable to non-employee directors in cash) shall not exceed $500,000.
Share Adjustment Provisions
If certain transactions with our shareholders occur that cause the per share value of our common stock to change, such as stock splits, spin-offs, stock dividends, or certain recapitalizations (referred to as “equity restructurings”), the Committee will equitably adjust (i) the class of shares issuable and the maximum number and kind of shares subject to the Restated Plan; and (ii) outstanding awards as to the class, number of shares, and price per share. Other types of transactions may also affect our common stock, such as reorganizations, mergers, or consolidations. If there is such a transaction and the Committee determines that adjustments of the type previously described in connection with equity restructurings would be appropriate to prevent any dilution or enlargement of benefits under the Restated Plan, the Committee will make such adjustments as it may deem equitable.
Clawback and Recoupment
All awards under the Restated Plan will be subject to the company’s clawback policies. In addition to our Required Compensation Recovery Policy, we have a Supplemental Compensation Recovery Policy which provides that if a participant at the vice president level or above commits misconduct, the Committee may recover any equity or equity-based award, including equity awards subject to time-based vesting conditions. For more information about our current executive compensation recoupment policies, see “Compensation Discussion and Analysis: Additional Compensation Policies and Practices” on page 73 of this Proxy Statement.
Types of Awards
The Restated Plan permits us to grant stock option awards, SAR awards, restricted stock awards, stock unit awards, performance awards, and other stock-based awards to eligible recipients. These types of awards are described in more detail below.

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Amended and Restated 2022 Equity Incentive Plan
Options
Employees of our company or any subsidiary may be granted options to purchase common stock that qualify as “incentive stock options” within the meaning of Code Section 422, and any eligible recipient may be granted options to purchase common stock that do not qualify as incentive stock options, referred to as “nonqualified stock options.” The per share exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant (or 110% for certain shareholders), unless the option is granted as a substitute award as described earlier. “Fair market value” under the Restated Plan as of any date means the closing sale price of a share of our common stock on the Nasdaq on the applicable date.
The total purchase price of the shares to be purchased upon exercise of an option will be paid by the participant in cash unless the Committee allows exercise payments to be made, in whole or in part; (i) by means of a broker-assisted sale and remittance program; (ii) by delivery to us (or attestation as to ownership) of shares of common stock already owned by the participant; or (iii) by a “net exercise” of the option in which a portion of the shares otherwise issuable upon exercise of the option are withheld by us, or such other method permitted by the Committee. Any shares delivered or withheld in payment of an exercise price will be valued at their fair market value on the exercise date.
An option will vest and become exercisable at such times, in such installments and subject to such conditions as may be determined by the Committee, and no option may have a term greater than 10 years from its date of grant. No dividends or dividend equivalents may be paid with respect to shares subject to an option.
The aggregate fair market value of shares of our common stock with respect to which incentive stock options granted to any participant may first become exercisable during any calendar year may not exceed $100,000. Any incentive stock options that become exercisable in excess of this amount will be treated as nonqualified stock options. The maximum number of shares that may be issued upon the exercise of incentive stock option awards under the Restated Plan is equal to the size of the Restated Plan’s share reserve.
Stock Appreciation Rights
A SAR award provides the right to receive a payment from us equal to the difference between (i) the fair market value as of the date of exercise of the number of shares of our common stock as to which the SAR is being exercised, and (ii) the aggregate exercise price of that number of shares. The Committee determines whether payment will be made in shares of our common stock, cash, or a combination of both. The exercise price per share of a SAR award will be determined by the Committee, but may not be less than 100% of the fair market value of one share of our common stock on the date of grant, unless the SAR is granted as a substitute award as described earlier. No dividends or dividend equivalents may be paid or credited with respect to shares subject to a SAR award. A SAR award may not have a term greater than 10 years from its date of grant, and will be subject to such other terms and conditions, consistent with the terms of the Restated Plan, as may be determined by the Committee.
Restricted Stock Awards
A restricted stock award is an award of our common stock that vests at such times and in such installments as may be determined by the Committee. Until it vests, the shares subject to the award are subject to restrictions on transferability and the possibility of forfeiture. The Committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously in our service for a certain period or that we, or any of our subsidiaries or business units, satisfy specified performance goals. Any dividends or distributions payable with respect to shares that are subject to the unvested portion of a restricted stock award will be subject to the same restrictions and risk of forfeiture as the underlying shares to which such dividends or distributions relate. Participants are entitled to vote shares of restricted stock prior to the time they vest.
Stock Unit Awards
A stock unit award is a right to receive the fair market value of a specified number of shares of our common stock, payable in cash, shares, or a combination of both, that vests at such times, in such installments and subject to such conditions as may be determined by the Committee. Until it vests, a stock unit award is subject to restrictions and the possibility of forfeiture. Stock unit awards will be subject to such terms and conditions, consistent with the other provisions of the Restated Plan, as may be determined by the Committee. The Committee may provide for the payment or crediting of dividend equivalents on stock unit awards and other stock-based awards, but any such dividend equivalents paid or credited on unvested awards will be subject to the same restrictions and risk of forfeiture as the underlying units or other share equivalents to which such dividend equivalents relate.

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Amended and Restated 2022 Equity Incentive Plan
Performance Awards
A performance award is an award of shares of common stock or units that are only vested or paid if certain performance conditions are met. Any award under the Restated Plan may be granted as a performance award if the Committee establishes one or more measures of corporate, business unit, or individual performance that must be attained, and the performance period over which the specified performance is to be attained, as a condition to the vesting, exercisability, lapse of restrictions, and/or settlement in cash or shares of the award. The Committee will determine the extent to which performance goals have been attained and other applicable terms and conditions have been satisfied and the degree to which vesting, exercisability, lapse of restrictions, and/or settlement in cash or shares of a performance award has been earned. The Committee may provide for the payment of dividends or dividend equivalents on performance awards, but any such dividends or dividend equivalents will be subject to the same vesting and payment restrictions as the underlying awards are. The Committee also has the ability to adjust the performance period, performance goals, the achievement of performance goals, and/or the amount of the performance-based award to be paid.
Other Stock-Based Awards
The Committee may grant awards of common stock and other awards that are valued by reference to and/or payable in shares of our common stock under the Restated Plan. The Committee has discretion to determine the terms and conditions of such awards.
Vesting
The Restated Plan allows for awards subject to either time-based vesting or performance-based vesting, or both. Awards that vest based solely on the satisfaction of service-based vesting conditions are subject to a minimum vesting period of one year from the date of grant during which no portion of the award may be scheduled to vest, and awards whose grant or vesting is subject to performance-based vesting conditions must be subject to a performance period of at least one year. These required vesting and performance periods will not apply in connection with (i) awards granted in payment of other compensation that is already earned and payable, (ii) a substitute award that does not reduce the vesting period of the award being replaced, (iii) awards involving an aggregate number of shares not in excess of 5% of the Restated Plan’s share reserve, (iv) a change in control (as defined below), or (v) a separation from service due to death or disability.
Transferability of Awards
In general, no right or interest in any award under the Restated Plan may be assigned or transferred by a participant except by will or the laws of descent and distribution. However, the Committee may provide that an award (other than an incentive stock option) may be transferable by gift to a participant’s family member (including certain trusts and other entities) or pursuant to a domestic relations order. Any permitted transferee of such an award will remain subject to all the terms and conditions of the award applicable to the participant.
Corporate Transactions; Change in Control
If a corporate transaction or other change in control occurs, the Committee may, in its discretion, provide for one or more of the following with respect to awards under the Restated Plan: (i) the continuation, assumption, or replacement of outstanding awards; (ii) if awards are not assumed or replaced, the acceleration of vesting and exercisability of outstanding awards, in whole or in part, prior to or upon consummation of such change in control, or upon termination of a participant’s employment or other service under specified conditions within a specified period of time after the change in control; (iii) the cancellation of outstanding unexercised awards; or (iv) the cancellation of awards in exchange for payment to participants in cash equal to the difference, if any, between the fair market value of the consideration that would be received in the corporate transaction for the number of shares subject to the award and the aggregate exercise price (if any) of the shares subject to the award. The Committee may specify the action to be taken in an award agreement or may take the action prior to or coincident with the change in control and is not required to treat all awards or all participants similarly.
In the case of performance awards, in the event of a change in control, all performance goals or other vesting criteria will be deemed achieved at the greater of actual or 100% of target levels, and all other terms and conditions will be deemed met.

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Amended and Restated 2022 Equity Incentive Plan
For purposes of the Restated Plan, the following terms have the meanings indicated:
•A “corporate transaction” generally means (i) a sale or other disposition of all or substantially all of the assets of the company; or (ii) a merger, consolidation, share exchange, or similar transaction involving the company, whether or not the company is the surviving corporation.
•A “change in control” generally refers to a corporate transaction (as defined above), the acquisition by a person or group of beneficial ownership of 50% or more of the voting power of our stock, or our “continuing directors” ceasing to constitute a majority of our Board of Directors.
Effect of Separation from Service
Unless otherwise set forth in an applicable agreement, if a participant’s employment or other service relationship with us and our subsidiaries is terminated, the Restated Plan provides that unvested portions of his or her outstanding awards will be forfeited, and vested portions of outstanding options and SAR awards will continue to be exercisable for a period of either three months or one year after separation, depending on the reason for the separation, unless the separation is for cause. In the event of a for cause separation, the vested but unexercised portions of options and SAR awards will also be terminated. The Committee may provide for different separation consequences in an individual award agreement. “Cause” for termination is defined in any applicable employment agreement, or otherwise generally involves embezzlement or theft of our cash or property or failure to comply with our policies or agreements with the participant.
Effective Date and Term of the Restated Plan
The Restated Plan will become effective on the date that it is approved by the company’s shareholders. Unless terminated earlier by the Board, the Restated Plan will terminate on the tenth anniversary of the date that the Restated Plan becomes effective. Awards outstanding under the Restated Plan at the time it is terminated will continue in accordance with their terms and the terms of the Restated Plan unless otherwise provided in the applicable agreements.
Amendment of the Plan
The Board may amend the Restated Plan from time to time. However, except in the case of adjustments upon changes in common stock, no amendment will be effective unless approved by the shareholders of the company to the extent shareholder approval is necessary to satisfy applicable laws or Nasdaq rules. The Board may also suspend or terminate the Restated Plan at any time. Termination, suspension, or amendment of the Restated Plan may not adversely affect any outstanding award without the consent of the affected participant, except for amendments necessary to comply with applicable laws or Nasdaq rules.
U.S. Federal Income Tax Consequences
The following is a general summary of the principal United States federal income tax consequences to the company and to participants subject to U.S. taxation with respect to awards granted under the Restated Plan, based on current statutes, regulations, and interpretations. The applicable statutory and regulatory provisions are also subject to change, as are their interpretations and applications, which may vary in individual circumstances. This summary is general in nature and not intended as tax advice to participants, who should consult their own tax advisors. Income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.
Non-qualified Stock Options
If a participant is granted a non-qualified stock option under the Restated Plan, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the option was exercised. Any subsequent gain or loss will be taxable as a short-term or long-term capital gain or loss (depending on the applicable holding period). The company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes as ordinary income.

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Amended and Restated 2022 Equity Incentive Plan
Incentive Stock Options
If a participant is granted an incentive stock option under the Restated Plan, the participant will not recognize taxable income upon grant of the option. Additionally, if applicable holding period requirements (a minimum of two years from the date of grant and one year from the date of exercise) are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and the company will not be entitled to any deduction. Except in the event of death, if the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will generally apply.
Stock Units
A participant will not recognize taxable income when units are granted, the company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of employees) when payment or settlement is made, in an amount equal to the fair market value of any shares delivered (or the amount of cash paid by us (if any)) and we will be entitled to a corresponding deduction.
Restricted Stock
A participant will not recognize taxable income when an award of restricted stock is granted and the company will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Code to be taxed at grant. Otherwise, the participant is taxed upon vesting, and the company is entitled to a corresponding deduction.
Other Awards
The current federal income tax consequences of other awards authorized under the Restated Plan generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. SAR awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. The company will generally have a corresponding deduction at the time the participant recognizes ordinary income.
Section 162(m) of the Code
Section 162(m) of the Code places a $1,000,000 annual limit on the compensation deductible by the company paid to “covered employees”. Therefore, the company will be unable to receive a full income tax deduction for any award granted to a covered employee under Section 162(m) under the Restated Plan to the extent it causes such employee’s annual compensation to exceed $1,000,000.
Section 409A of the Code
The foregoing discussion of tax consequences of awards under the Restated Plan assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional 20 percent income tax on such amount, and would be required to pay interest on the tax that would have been paid but for the deferral.

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Amended and Restated 2022 Equity Incentive Plan
Section 280G of the Code
Section 280G of the Code disallows a company’s tax deduction for payments received by certain individuals in connection with a change in control to the extent that the payments exceed an amount approximately three times their average annual compensation, and Section 4999 of the Code imposes a 20% excise tax on those payments. To the extent that payments upon a change in control are classified as excess parachute payments, our tax deduction would be disallowed under Section 280G of the Code. Parachute payments are compensation linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans including stock options and other equity-based compensation. In the event that the benefits provided for in the Restated Plan or otherwise payable to a participant constitute Section 280G “parachute payments” and would be subject to excise taxes, then such pay and benefits will be either be delivered in full or delivered as to such lesser extent which would result in no portion of such pay or benefits being subject to excise taxes, whichever results in the receipt by the participant of the greatest amount of benefits. We do not provide tax gross-ups for taxes due in connection with a change in control.
Plan Benefits
The Awards under the Restated Plan are within the discretion of the Committee. As a result, except as provided below, awards under the Restated Plan are not determinable at this time.
Under the company’s current director compensation program, each of our non-employee directors receives an annual award of fully vested RSUs with an aggregate grant date value equal to $175,000. For more information about the company’s current director compensation program, see “Compensation of Directors” on page 46 of this Proxy Statement.
In addition, information on equity awards granted in recent years to our NEOs is available in the “2024 Grants of Plan-Based Awards” table and the “Outstanding Equity Awards as of December 31, 2024” table, above on pages 78 and 79, respectively.
EQUITY COMPENSATION PLAN INFORMATION TABLE
The following table summarizes share and exercise price information about our equity compensation plans as of
December 31, 2024:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Option, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)

Equity compensation plans approved by security holders	5,976,217	(1)	$79.83	3,328,769	(2)

Equity compensation plans not approved by security holders	159,912	(3)	—	—

Total	6,136,129		$79.83	3,328,769
(1)Represents 3,491,998 shares issuable upon exercise of outstanding stock options, 2,322,611 vested but not yet settled, and 654,059 unvested restricted stock units, and 161,608 vested but not yet settled and 574,388 unvested performance stock units that will vest if target levels are achieved under the 2022 Plan and the Prior Plans.
(2)Includes 1,649,993 shares available for issuance under our Employee Stock Purchase Plan and 1,678,776 shares that may become subject to future awards under our 2022 Plan. No new awards may be granted under the Prior Plans.
(3)Upon the appointment of our President and CEO, we issued 142,584 time-based restricted units and 91,016 performance stock units at target pursuant to the Nasdaq inducement grant exemption. As of December 31, 2024, 68,896 restricted stock units remained unvested and outstanding, and 23,147 vested and 67,869 unvested performance stock units that will vest if target levels are achieved.

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Security Ownership and Related Information
Security Ownership of Certain Beneficial Owners and Management
The following table contains information regarding beneficial ownership of C.H. Robinson common stock as of Wednesday, March 12, 2025, by (i) each person who is known by the company to own beneficially more than 5% of the common stock; (ii) each director or nominee, and each NEO of the company named in the Summary Compensation Table; and (iii) all current company directors and executive officers as a group. Unless otherwise noted, the shareholders listed in the table have sole voting and investment powers with respect to the shares of common stock owned by them. Percentage ownership of our management is based on 118,227,019 shares of our common stock issued and outstanding on Wednesday, March 12, 2025. Percentage ownership of our largest shareholders is based on the number of shares beneficially owned set forth in the Schedule 13G/As referenced below divided by the shares of our common stock issued and outstanding on Wednesday, March 12, 2025.

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Security Ownership and Related Information

	Number of Shares Beneficially Owned(1)	Percentage of Outstanding Shares	Number of Performance Shares Granted(2)
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	14,038,049	11.87%
First Eagle Investment Management, LLC(4) 1345 Avenue of the Americas New York, NY 10105	11,455,201	9.69%
BlackRock Inc.(5) 50 Hudson Yards New York, NY 10105	10,580,558	8.95%
State Street Corporation State(6) State Street Financial Center One Congress Street, Suite 1 Boston, MA 02114	6,642,890	5.62%
David P. Bozeman	179,693	0.15%	156,879
Damon J. Lee	43,585	0.04%	24,009
Arun D. Rajan	132,977	0.11%	72,909
Michael D. Castagnetto(7)	79,852	0.07%	32,006
Michael J. Short(8)	66,650	0.06%	48,387
Michael P. Zechmeister	58,761	0.05%	34,624
James J. Barber, Jr.	3,888	—%
Kermit R. Crawford	8,543	0.01%
Timothy C. Gokey	22,168	0.02%
Mark A. Goodburn	11,230	0.01%
Mary J. Steele Guilfoile	22,291	0.02%
Jodee A. Kozlak	25,647	0.02%
Henry J. Maier	7,228	0.01%
Michael H. McGarry	1,108	—%
Paige K. Robbins	1,108	—%
Paula C. Tolliver	14,016	0.01%
Henry W. “Jay” Winship(9)	274,557	0.23%
All current executive officers and directors as a group (18 people)	1,080,213	0.91%	418,411

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Security Ownership and Related Information
(1)Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and generally includes voting power and/or investment power with respect to securities. Shares of common stock subject to options currently exercisable within 60 days of March 12, 2025, are deemed outstanding for computing the percentage beneficially owned by the person holding such options but are not deemed outstanding for computing the percentage beneficially owned by any other person.
(2)The figures in this column represent the performance-based restricted shares and units granted to the NEOs and the other executive officers of the company.
(3)Disclosure is made in reliance upon a statement on Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2024, by The Vanguard Group, Inc. (“The Vanguard Group”), filing as an investment adviser in accordance with Rule 240.13d-1(b)(1)(ii)(E), reflecting beneficial ownership as of December 31, 2023. The Vanguard Group has shared voting power over 153,135 shares, sole dispositive power over 13,513,714 shares, and shared dispositive power over 524,335 shares.
(4)Disclosure is made in reliance upon a statement on Schedule 13G/A filed with the Securities and Exchange Commission on November 12, 2024, by First Eagle Investment Management, LLC (“FEIM”), filing as an investment adviser in accordance with Rule 240.13d-1(b)(1)(ii)(E), reflecting beneficial ownership as of September 30, 2024. FEIM has sole voting power over 10,394,223 shares and sole dispositive power over 11,455,201 shares. The First Eagle Global Fund, a registered investment company for which FEIM acts as investment adviser, may be deemed to beneficially own 8,084,325 shares, or 6.84% of the company’s common stock
(5)Disclosure is made in reliance upon a statement on Schedule 13G/A filed with the Securities and Exchange Commission on November 8, 2024, by BlackRock, Inc. (“Blackrock”), filing as a parent holding company or control person in accordance with Rule 240.13d-1(b)(1)(ii)(G), reflecting beneficial ownership as of September 30, 2024. Blackrock has sole voting power over 9,423,605 shares and sole dispositive power over 10,580,558 shares.
(6)Disclosure is made in reliance upon a statement on Schedule 13G/A filed with the Securities and Exchange Commission on October 16, 2024, by State Street Corporation, filing as a parent holding company or control person in accordance with Rule 240.13d-1(b)(1)(ii)(G), reflecting beneficial ownership as of September 30, 2024. State Street Corporation has shared voting power over 4,380,179 shares and shared dispositive power over 6,642,438 shares.
(7)Includes 45,266 shares underlying time-based stock options exercisable within 60 days.
(8)Includes 6,364 shares underlying time-based stock options exercisable within 60 days.
(9)Includes 266,732 shares beneficially owned by Pacific Point Advisors LLC. Mr. Winship disclaims beneficial ownership of the shares held by Pacific Point except to the extent of his actual pecuniary interest in such shares.

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Security Ownership and Related Information
Related Party Transactions
Our Audit Committee, pursuant to the company’s written policy and procedures regarding transactions with related parties, is responsible for reviewing, approving, and/or ratifying any transaction involving the company with related persons. As defined in the policy, (i) a “related person” includes all directors and executive officers of the company, any nominee for director, and any immediate family members of any of the foregoing persons, as well as shareholders who beneficially own greater than 5% of the company’s common stock and their immediate family members; and (ii) a “transaction” includes but is not limited to any financial transaction, arrangement, or relationship. A transaction does not include any compensation arrangement with an executive officer or director of the company that has been approved or authorized by the Talent & Compensation Committee. In determining whether to approve or ratify a related party transaction, the Audit Committee will consider, among other things, the business purpose and terms of the transaction, the process used to evaluate the transaction, and the significance of the interests and amounts involved in the transaction.

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Additional Information
Proxy Statement for the 2025 Annual Meeting of Shareholders
This Proxy Statement is soliciting your proxy for use at the C.H. Robinson Worldwide, Inc. 2025 Annual Meeting of Shareholders (“Annual Meeting”). A proxy enables your shares of common stock to be represented and voted at the Annual Meeting. Our Annual Meeting will be virtual only and held at 1:00 p.m. Central Time on Thursday, May 8, 2025. You may attend the virtual meeting and vote your shares electronically by visiting www.virtualshareholdermeeting.com/CHRW2025. This proxy can also be used at any adjournment or postponement of the Annual Meeting.
This proxy is requested by the Board of Directors of C.H. Robinson Worldwide, Inc., (“the company,” “we,” “us,” or “C.H. Robinson”) for the following purposes:
1.To elect 10 directors to serve for a term of one year;
2.To approve, on an advisory basis, the compensation of named executive officers;
3.To ratify the selection of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
4.To approve the amendment and restatement of the company’s 2022 Equity Incentive Plan; and
5.To conduct any other business that properly comes before the meeting and any adjournment or postponement of the meeting.
We provide our shareholders with the opportunity to access the Annual Meeting proxy materials online. A Notice of Internet Availability of Proxy Materials is being mailed to all our shareholders, except those who have previously provided instructions to receive paper copies of our proxy materials. The notice contains instructions on how to access and review our proxy materials online and how to vote your shares. The notice will also tell you how to request our proxy materials in printed form or by email, at no charge, if that is your preference. The notice contains your 16-digit control number that you will need to vote your shares at our virtual only Annual Meeting. Please keep the notice for your reference until after our Annual Meeting.
We will have completed mailing the Notice of Internet Availability of Proxy Materials to our shareholders by Friday, March 28, 2025.
Questions and Answers about the Annual Meeting
General Information
Who is entitled to vote?
Holders of record of C.H. Robinson Worldwide, Inc., common stock, par value $0.10 per share, at the close of business on March 12, 2025, are entitled to vote at our Annual Meeting. March 12, 2025 is referred to as the record date. As of the record date, 118,227,019 shares of common stock were outstanding. Each share is entitled to one vote. There is no cumulative voting.
Shares are counted as present at the Annual Meeting if either the shareholder is present and votes during the Annual Meeting, or has properly submitted a proxy by mail, by telephone, or by internet. To achieve a quorum and conduct business at the Annual Meeting, a majority of our issued and outstanding common stock as of March 12, 2025 must be present and entitled to vote. If a quorum is not represented at the Annual Meeting, the shareholders and proxies entitled to vote will have the power to adjourn the Annual Meeting until a quorum is represented.

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Additional Information
How can I vote?
If you submit your vote before the Annual Meeting using any of the following methods, your shares of common stock will be voted as you have instructed:
àOnline: You can vote your shares at www.proxyvote.com. You may access this website 24 hours a day, and voting is available through 11:59 p.m. Eastern Time on Wednesday, May 7, 2025. You will need your 16-digit control number that was included in the notice that was mailed to you. The voting website has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes. If your shares are held beneficially, please follow the internet voting instructions in the notice you received from your bank, broker, trustee, or other record holder.
àBy Telephone: You can vote your shares by telephone. To vote your shares by telephone, please go to www.proxyvote.com and log in using your 16-digit control number provided on your notice. At that website, you will be provided with a telephone number for voting. Alternatively, if you request paper copies of the proxy materials, your proxy card or voting instruction form will have a toll-free telephone number that you may use to vote your shares. Telephone voting is available through 11:59 p.m. Eastern Time on Wednesday, May 7, 2025. When you vote by telephone, you will be required to enter your 16-digit control number, so please have it available when you call. As with online voting, you will be able to confirm that the system has properly recorded your votes.
àBy Mail: If you choose to receive paper copies of the proxy materials by mail and you are a holder of record, you can vote by marking, dating, and signing your proxy card and returning it by mail in the postage-paid envelope provided to you. If you choose to receive paper copies of the proxy materials by mail, and you hold your shares beneficially, you can vote by completing and mailing the voting instruction form provided by your bank, broker, trustee, or holder of record.
Your vote is important, and we encourage you to vote promptly. Online and telephone voting are available through 11:59 p.m. Eastern Time on Wednesday, May 7, 2025 for all shares entitled to vote. The company will be hosting the Annual Meeting virtually, which we believe allows C.H. Robinson to be more inclusive and reach a greater number of our shareholders. To attend the virtual meeting please visit www.virtualshareholdermeeting.com/CHRW2025 and be sure to have the 16-digit control number provided to you on your Notice of Internet Availability of Proxy Materials or proxy card. If you are a beneficial shareholder (you hold your shares through a nominee, such as a broker), your nominee can advise you on whether you will be able to submit voting instructions by telephone or via the internet. Submitting your proxy will not affect your right to vote electronically, if you decide to login with your 16-digit control number and attend the virtual only Annual Meeting. Shareholders logging into the Annual Meeting with their 16-digit control number will receive the same rights and opportunities to participate in the Annual Meeting as they would if the meeting was an in-person meeting. This includes having the ability to ask questions throughout the Annual Meeting and having those questions answered during the question-and-answer period at the end of the Annual Meeting, to the extent such questions are related to the business being conducted at the Annual Meeting. Shareholders logging in with their 16-digit control number will be able to ask questions at any time during the Annual Meeting. Relevant questions related to business being conducted at the Annual Meeting will be answered following the adjournment of the Annual Meeting, and the company will prioritize questions that relate to the proposals considered at the Annual Meeting. If a shareholder asks general questions about C.H. Robinson, a representative of the company will respond to the shareholder following the adjournment of the Annual Meeting. Shareholders can learn more information about how to access the Annual Meeting by visiting www.virtualshareholdermeeting.com/CHRW2025.

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Additional Information
What am I voting on, how many votes are required to approve each item, how are votes counted, and how does the Board recommend I vote?
The table below summarizes the proposal that will be voted on, the vote required to approve each item, how votes are counted, and how the Board recommends you vote:

Item	Vote Required	Voting Options	Board Recommendation(1)	Broker Discretionary Voting?(2)	Effect of Abstention	Effect of Broker Non-Vote

Proposal 1: Election of Directors	Majority of votes cast (votes FOR must exceed votes AGAINST)(3)	FOR AGAINST ABSTAIN	FOR each nominee	No	None	None

Proposal 2: Advisory Vote on the Compensation of Named Executive Officers	We will consider our shareholders to have approved this advisory proposal if the votes cast FOR exceed the votes cast AGAINST	FOR AGAINST ABSTAIN	FOR	No	None	None

Proposal 3: Ratification of the Selection of Independent Auditors	Majority of shares present in person or by proxy	FOR AGAINST ABSTAIN	FOR	Yes	Against	None

Proposal 4: Approval of the Amended and Restated 2022 Equity Incentive Plan	Majority of shares present in person or by proxy	FOR AGAINST ABSTAIN	FOR	No	Against	None
(1)If you sign and return your proxy without any specific voting instructions, your proxy will be voted in accordance with the Board recommendation listed above.
(2)Brokers cannot vote shares on their customers’ behalf on “non-routine” proposals without receiving voting instructions from a customer, but may vote on “routine” proposals without such instructions. The table indicates that the only routine proposal is Proposal 3. If a broker does not receive voting instructions from its customer with respect to the other non-routine proposals and is precluded from voting on those proposals, then a “broker non-vote” occurs. If a broker returns a proxy indicating a lack of authority to vote on non-routine proposals, the shares represented by the proxy will be deemed present at the meeting for purposes of determining a quorum, but not present for purposes of calculating the vote on the non-routine proposals.
(3)With respect to the election of directors, our Bylaws provide for a plurality voting standard in the event of a contested director election, as an exception to the majority voting standard described above, and contain a director resignation requirement. Under the director resignation requirement, any incumbent director who fails to receive a majority vote in an uncontested election is required to tender his or her resignation, subject to acceptance by the Board. Our Governance Committee will make a recommendation to the Board on whether to accept the resignation, and the Board will act upon such resignation within 90 days from the date the election results are certified and then publicly disclose its determination. The director who tenders his or her resignation will not participate in the recommendation or decision with respect to his or her resignation. Because the election of directors at the Annual Meeting is uncontested, the majority voting requirement described above applies to the election of directors at the Annual Meeting.
How do I revoke my proxy?
You may revoke your proxy and change your vote at any time before the voting closes at the Annual Meeting. You may do this by submitting a properly executed proxy with a later date, or by delivering a written revocation to the corporate secretary’s attention at the company’s address listed above, or during the Annual Meeting.
Shareholder Proposals and Other Matters
C.H. Robinson did not receive written notice of any shareholder proposal and, as of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy card will have discretionary authority to vote on such matters and will vote according to their best judgment.

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Additional Information
Other Information
Solicitation of Proxies
C.H. Robinson is making this solicitation and is paying the costs of solicitation, including the cost of preparing and mailing the Notice of Internet Availability of Proxy Materials and this Proxy Statement. Proxies are being solicited primarily via the internet, but the solicitation may be followed by solicitation in person, by mail, by telephone, by facsimile, or by regular employees of C.H. Robinson without additional compensation. C.H. Robinson will reimburse brokers, banks, and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to the company’s shareholders.
Proposals for the 2026 Annual Meeting
Consistent with our Bylaws and federal securities laws, any shareholder proposal to be presented at the 2026 Annual Meeting of Shareholders must be received at C.H. Robinson’s executive offices, 14701 Charlson Road, Eden Prairie, Minnesota 55347, not less than 90 days before the first anniversary of the prior year’s meeting. Assuming that our 2025 Annual Meeting is held on schedule, we must receive notice pertaining to the 2026 Annual Meeting no later than February 7, 2026. Proposals should be sent to the attention of the corporate secretary and must include certain information about the shareholder and the business they want to be conducted. These requirements are provided in greater detail in our company Bylaws. C.H. Robinson will exercise its discretionary authority with respect to any matter not properly presented by February 7, 2026. Furthermore, with respect to any proposal that a shareholder desires to be included in the company’s 2026 proxy materials, such notice must be received at the above address no later than November 25, 2025. Please see “Proposal 1: Election of Directors: Board Nomination Process” on page 28 for information regarding the shareholder nomination process, including the right of our shareholders to nominate directors using “proxy access” and the deadlines for doing so.
In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 9, 2026.
Householding
The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding”, potentially provides extra convenience for shareholders and cost savings for companies. We household our proxy materials and annual reports for shareholders, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please contact us in writing or by telephone at C.H. Robinson Worldwide, Inc., Attention: Chief Legal Officer and Corporate Secretary or Assistant Secretary, by telephone at (952) 937-8500, or by writing to the Chief Legal Officer and Corporate Secretary or the Assistant Secretary at 14701 Charlson Road, Eden Prairie, MN 55347. We will deliver promptly upon written or oral request a separate copy of our Annual Report and/or Proxy Statement to a shareholder at a shared address to which a single copy of either document was delivered.
General
Our Annual Report and Form 10-K for the fiscal year ended December 31, 2024, are available on the internet at www.proxyvote.com. The Annual Report is not part of the soliciting materials. Please vote using the internet or by telephone or, if you elect to receive paper copies of the proxy materials, by mail. Please sign, date, and return your proxy or voting instruction form in the prepaid envelope you received. We encourage you to attend the May 8, 2025, Annual Meeting. You may attend the meeting and vote your shares electronically as part of our virtual meeting of shareholders by visiting www.virtualshareholdermeeting.com/CHRW2025. The meeting will be completely virtual. You will need the control number that is printed in the box marked by the arrow on your Notice Regarding the Availability of Proxy Materials or proxy card to enter the Annual Meeting. We recommend that you log in at least 15 minutes before the meeting to ensure you are logged in when the meeting starts.
By Order of the Board of Directors:
Nicole H. Strydom
Deputy General Counsel & Assistant Secretary
March 25, 2025

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Appendix A
C.H. ROBINSON WORLDWIDE, INC.
AMENDED AND RESTATED
2022 EQUITY INCENTIVE PLAN
1.    Purpose. The purpose of the C.H. Robinson Worldwide, Inc. Amended and Restated 2022 Equity Incentive Plan (the “Plan”) is to attract and retain the best available personnel for positions of responsibility with the Company, to provide additional incentives to them and align their interests with those of the Company’s stockholders, and to thereby promote the Company’s long-term business success. The Plan was originally adopted by the Board on March 17, 2022, and approved by the Company’s stockholders, and became effective, on May 5, 2022 (the “Effective Date”). The Company hereby amends and restates the Plan, subject to stockholder approval. The terms of this Amended and Restated 2022 Equity Incentive Plan shall be effective on the date of stockholder approval (the “Restatement Effective Date”).
2.    Definitions. In this Plan, the following definitions will apply.
(a)    “Affiliate” means any entity that is a Subsidiary or Parent of the Company.
(b)    “Agreement” means the written or electronic agreement or notice containing the terms and conditions applicable to each Award granted under the Plan. An Agreement is subject to the terms and conditions of the Plan.
(c)    “Award” means the grant of a compensatory award under the Plan in the form of an Option, Stock Appreciation Right, Restricted Stock, Stock Unit, or an Other Stock-Based Award.
(d)    “Board” means the Board of Directors of the Company.
(e)    “Cause” means what the term is expressly defined to mean in a then-effective written agreement (including an Agreement) between a Participant and the Company or any Affiliate, or in the absence of any such then-effective agreement or definition, a Participant’s (i) embezzlement or misappropriation of Company funds or property, (ii) failure to comply, as determined by the Company, with any applicable confidentiality, noncompetition or data security agreement or obligation, or (iii) failure to comply, as determined by the Company, with any applicable Management-Employee Agreement, Sales Employee Agreement or other agreement containing post-employment restrictions.
(f)    “Change in Control” means any one of the following:
(1)    An Exchange Act Person becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding Voting Securities, except that the following will not constitute a Change in Control:
(A)    any acquisition of securities of the Company by an Exchange Act Person directly or indirectly from the Company for the purpose of providing financing to the Company;
(B)    any formation of a Group consisting solely of beneficial owners of the Company’s Voting Securities as of the Effective Date; or
(C)    any repurchase or other acquisition by the Company of its Voting Securities that causes any Exchange Act Person to become the beneficial owner of more than 50% of the Company’s Voting Securities.
If, however, an Exchange Act Person or Group referenced in clause (A), (B) or (C) above acquires beneficial ownership of additional Company Voting Securities after initially becoming the beneficial owner of more than 50% of the combined voting power of the Company’s Voting Securities by one of the means described in those clauses, then a Change in Control will be deemed to have occurred.

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(2)    Individuals who are Continuing Directors cease for any reason to constitute a majority of the members of the Board.
(3)    The consummation of a Corporate Transaction unless, immediately following such Corporate Transaction, (i) all or substantially all of the Exchange Act Persons who were the beneficial owners of the Company’s Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding Voting Securities of the surviving or acquiring entity (or its Parent) resulting from such Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Company’s Voting Securities, or (ii) more than 50% of the directors of the surviving or acquiring entity (or its Parent) are Continuing Directors.
Notwithstanding the foregoing, to the extent that any Award constitutes a deferral of compensation subject to Code Section 409A, and if that Award provides for a change in the time or form of payment upon a Change in Control, then no Change in Control shall be deemed to have occurred upon an event described in this Section 2(f) unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code Section 409A.
(g)    “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, and the regulations and guidance promulgated thereunder.
(h)    “Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3, each member of which shall be (i) an independent director within the meaning of the rules and regulations of the NASDAQ Stock Market, and (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3. The Committee shall be the Compensation Committee of the Board unless otherwise specified by the Board.
(i)    “Company” means C.H. Robinson Worldwide, Inc., a Delaware corporation, or any successor thereto.
(j)    “Continuing Director” means an individual (A) who is, as of the Effective Date, a director of the Company, or (B) who becomes a director of the Company after the Effective Date and whose initial election, or nomination for election by the Company’s stockholders, was approved by at least a majority of the then Continuing Directors, but excluding for purposes of this clause (B) any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest.
(k)    “Corporate Transaction” means (i) a sale or other disposition of all or substantially all of the assets of the Company, or (ii) a merger, consolidation, statutory share exchange or similar transaction involving the Company, regardless of whether the Company is the surviving corporation.
(l)    “Disability” means (A) any permanent and total disability under any long-term disability plan or policy of the Company or its Affiliates that covers the Participant, or (B) if there is no such long-term disability plan or policy, “total and permanent disability” within the meaning Code Section 22(e)(3).
(m)    “Employee” means an employee of the Company or an Affiliate.
(n)    “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.
(o)    “Exchange Act Person” means any natural person, entity or Group other than (i) the Company or any Subsidiary; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; (iii) an underwriter temporarily holding securities in connection with a registered public offering of such securities; or (iv) an entity whose Voting Securities are beneficially owned by the beneficial owners of the Company’s Voting Securities in substantially the same proportions as their beneficial ownership of the Company’s Voting Securities.
(p)    “Fair Market Value” means the fair market value of a Share determined as follows:
(1)    If the Shares are readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be the closing sales price for a Share on the principal securities market on which it trades on the date for which it is being determined, or if no sale of Shares occurred on that date, on the next preceding date on which a sale of Shares occurred, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

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(2)    If the Shares are not then readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Code Section 409A.
(q)    “Full Value Award” means an Award other than an Option or Stock Appreciation Right.
(r)    “Global Service Provider” means a Service Provider who is located outside of the United States, who is not compensated from a payroll maintained in the United States, or who is otherwise subject to (or could cause the Company to be subject to) legal, tax or regulatory requirements of countries outside of the United States.
(s)    “Good Reason” means what the term is expressly defined to mean in a then-effective written agreement (including an Agreement) between a Participant and the Company or any Affiliate, or in the absence of any such then-effective agreement or definition, any of the following acts by the Company or the Affiliate to which the Participant provides Service and which occur without the Participant’s consent: (i) a material diminution in the Participant’s authority, duties or responsibilities; (ii) requiring the Participant to be based or to regularly perform Services at any location that is in excess of 50 miles from the principal location at which the Participant previously provided Services; provided that (A) if the Participant’s principal place of Services is his or her personal residence, this clause (ii) shall not apply and (B) neither the Participant’s relocation to remote work or back to the office from remote work will be considered a relocation of such Participant’s principal location of Services for purposes of this definition; (iii) a material reduction in the Participant’s base salary or other material adverse change in the elements of compensation provided to Participant (other than a reduction or change applied generally to all salaried employees of the Company); or (iv) a material breach by the Company of any provision of Participant’s written employment agreement with the Company. Notwithstanding the foregoing, Good Reason shall not exist unless the Participant shall have first provided written notice to the Company of the occurrence of one or more of the conditions under clauses (i) through (iv) of this paragraph within 90 days of the condition’s initial occurrence, such condition is not fully remedied by the Company within 30 days after the Company’s receipt of written notice from the Participant, and the Participant’s Separation from Service occurs within 180 days of the initial existence of the condition.
(t)    “Grant Date” means the date on which the Committee approves the grant of an Award under the Plan, or such later date as may be specified by the Committee on the date the Committee approves the Award.
(u)    “Group” means two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company.
(v)    “Non-Employee Director” means a member of the Board who is not an Employee.
(w)    “Option” means a right granted under the Plan to purchase a specified number of Shares at a specified price. An “Incentive Stock Option” or “ISO” means any Option designated as such and granted in accordance with the requirements of Code Section 422. A “Non-Qualified Stock Option” means an Option other than an Incentive Stock Option.
(x)    “Other Stock-Based Award” means an Award described in Section 11 of this Plan.
(y)    “Parent” means a “parent corporation,” as defined in Code Section 424(e).
(z)    “Participant” means a person to whom an Award is or has been made in accordance with the Plan.
(aa)    “Performance-Based Award” means an Award that is conditioned on the achievement of specified performance goals.
(bb)    “Plan” means this C.H. Robinson Worldwide, Inc. 2022 Equity Incentive Plan.
(cc)    “Prior Plans” means the C.H. Robinson Worldwide, Inc. 2013 Equity Incentive Plan and the 1997 Omnibus Stock Plan, as amended and restated.
(dd)    “Restricted Stock” means Shares issued to a Participant that are subject to such restrictions on transfer, forfeiture conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.
(ee)    “Separation from Service” means a “separation from service” as such term is defined for purposes of Code Section 409A.

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(ff)    “Service” means the provision of services by a Participant to the Company or any Affiliate in any Service Provider capacity. A Service Provider’s Service shall be deemed to have terminated either upon an actual cessation of providing services or upon the entity for which the Service Provider provides services ceasing to be an Affiliate. Except as otherwise provided in this Plan or any Agreement, Service shall not be deemed terminated in the case of (i) any approved leave of absence; (ii) transfers among the Company and any Affiliates in any Service Provider capacity; or (iii) any change in status so long as the individual remains in the service of the Company or any Affiliate in any Service Provider capacity.
(gg)    “Service Provider” means an Employee, a Non-Employee Director, or any consultant or advisor who is a natural person and who provides Services (other than in connection with (i) a capital-raising transaction or (ii) promoting or maintaining a market in Company securities) to the Company or any Affiliate.
(hh)    “Share” means a share of Stock.
(ii)    “Stock” means the common stock, $0.10 par value, of the Company.
(jj)    “Stock Appreciation Right” or “SAR” means the right to receive, in cash and/or Shares as determined by the Committee, an amount equal to the appreciation in value of a specified number of Shares between the Grant Date of the SAR and its exercise date.
(kk)    “Stock Unit” means a right to receive, in cash and/or Shares as determined by the Committee, the Fair Market Value of a Share, subject to such restrictions on transfer, forfeiture conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.
(ll)    “Subsidiary” means a “subsidiary corporation,” as defined in Code Section 424(f), of the Company.
(mm)    “Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.
(nn)    “Voting Securities” of an entity means the outstanding equity securities entitled to vote generally in the election of directors of such entity.
3.    Administration of the Plan.
(a)    Administration. The authority to control and manage the operations and administration of the Plan shall be vested in the Committee in accordance with this Section 3.
(b)    Scope of Authority. Subject to the terms of the Plan, the Committee shall have the authority, in its discretion, to take such actions as it deems necessary or advisable to administer the Plan, including:
(1)    determining the Service Providers to whom Awards will be granted, the timing of each such Award, the types of Awards and the number of Shares or amount of cash covered by each Award, the terms, conditions, performance criteria, restrictions and other provisions of Awards, and the manner in which Awards are paid or settled;
(2)    cancelling or suspending an Award, accelerating the vesting of an Award, or otherwise amending the terms and conditions of any outstanding Award, subject to the requirements of Sections 6(b), 15(d) and 15(e);
(3)    establishing, amending or rescinding rules to administer the Plan, interpreting the Plan and any Award or Agreement made under the Plan, correcting any defect or omission or reconciling any inconsistency in the Plan and any Award or Agreement, and making all other determinations necessary or desirable for the administration of the Plan; and
(4)    taking such actions as are described in Section 3(c) with respect to Awards to Global Service Providers.
(c)    Awards to Global Service Providers. The Committee may grant Awards to Global Service Providers, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to comply with applicable foreign laws and regulatory requirements and to promote achievement of the purposes of the Plan. In connection therewith, the Committee may establish such subplans, annexes to Agreements, and modify exercise procedures and other Plan rules and procedures to the extent such actions are deemed necessary or desirable, and may take any other action that it deems advisable to obtain local regulatory

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approvals or to comply with any necessary local governmental regulatory exemptions. To the extent that a provision set forth in an appendix to an Agreement for a Global Service Provider conflicts with the terms of the Plan, the Agreement Annex shall control.
(d)    Acts of the Committee; Delegation. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and any act of a majority of the members present at any meeting at which a quorum is present or any act unanimously approved in writing by all members of the Committee shall be the act of the Committee. Any such action of the Committee shall be valid and effective even if the members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for membership in clauses (i), (ii) and (iii) of Section 2(h). To the extent not inconsistent with applicable law or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to any one or more of its members or, as to Awards to Participants who are not subject to Section 16 of the Exchange Act, to one or more directors or executive officers of the Company. The Committee may also delegate non-discretionary administrative responsibilities in connection with the Plan to such other persons as it deems advisable.
(e)    Finality of Decisions. The Committee’s interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein.
(f)    Indemnification. Each person who is or has been a member of the Committee or of the Board, and any other person to whom the Committee delegates authority under the penultimate sentence of Section 3(d), shall be indemnified by the Company, to the maximum extent permitted by law, against liabilities and expenses imposed upon or reasonably incurred by such person in connection with or resulting from any claims against such person by reason of the performance of the individual’s duties under the Plan. This right to indemnification is conditioned upon such person providing the Company an opportunity, at the Company’s expense, to handle and defend the claims before such person undertakes to handle and defend them on such person’s own behalf. The Company will not be required to indemnify any person for any amount paid in settlement of a claim unless the Company has first consented in writing to the settlement. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise.
4.    Shares Available Under the Plan.
(a)    Maximum Shares Available. Subject to Section 4(b) and to adjustment as provided in Section 12(a), the number of Shares that may be the subject of Awards and issued under the Plan shall be 8,261,884. Shares issued under the Plan may come from authorized and unissued shares or treasury shares. In determining the number of Shares to be counted against the Plan’s share reserve in connection with any Award, the following rules shall apply:
(1)    Where the number of Shares subject to an Award is variable on the Grant Date, the number of Shares to be counted against the share reserve shall be the maximum number of Shares that could be received under that particular Award, until such time as it can be determined that only a lesser number of Shares could be received.
(2)    Where two or more types of Awards are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, the number of Shares to be counted against the share reserve shall be the largest number of Shares that would be counted against the share reserve under either of the Awards.
(3)    Substitute Awards shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.
(4)    Awards that may be settled solely in cash shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.
(b)    Effect of Forfeitures and Other Actions. Any Shares subject to an Award, or to an award granted under the Prior Plans that is outstanding on the Effective Date (a “Prior Plan Award”), that is forfeited, terminated or expires or is settled for cash shall, to the extent of such forfeiture, termination, expiration or cash settlement, become available for future Awards under this Plan, and the total number of Shares available for grant under Section 4(a) shall be correspondingly increased. The following Shares shall not, however, become available for future Awards or increase the number of Shares available for grant under Section 4(a): (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of a stock option issued under this Plan or the Prior Plans, (ii) Shares tendered

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Appendix A
by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to any awards under this Plan or the Prior Plans, (iii) Shares repurchased by the Company in the open market with proceeds received from the exercise of a stock option issued under this Plan or the Prior Plans, and (iv) Shares subject to a stock option or stock appreciation rights award issued under this Plan or the Prior Plans that are not issued in connection with the stock settlement of that award upon its exercise.
(c)    Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.
(d)    No Fractional Shares. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number. No fractional Shares may be issued under the Plan, but the Committee may, in its discretion, either pay cash in lieu of any fractional Share in settlement of an Award or eliminate any fractional Share.
(e)    Limits on Awards to Non-Employee Directors. The aggregate grant date fair value (as determined in accordance with generally accepted accounting principles applicable in the United States) of all Awards granted during any calendar year to any Non-Employee Director (excluding any Awards granted at the election of a Non-Employee Director in lieu of all or any portion of retainers or fees otherwise payable to Non-Employee Directors in cash) shall not exceed $500,000.
5.    Eligibility. Participation in the Plan is limited to Service Providers. Incentive Stock Options may only be granted to Employees who are not Global Service Providers.
6.    General Terms of Awards.
(a)    Award Agreement. Except for any Award that involves only the immediate issuance of unrestricted Shares, each Award shall be evidenced by an Agreement setting forth the number of Shares subject to the Award together with such other terms and conditions applicable to the Award (and not inconsistent with the Plan) as determined by the Committee. An Award to a Participant may be made singly or in combination with any form of Award. Two types of Awards may be made in tandem with each other such that the exercise of one type of Award with respect to a number of Shares reduces the number of Shares subject to the related Award by at least an equal amount.
(b)    Vesting and Term. Each Agreement shall set forth the period until the applicable Award is scheduled to vest and, if applicable, expire (which shall not be more than ten years from the Grant Date), and any applicable performance period. Awards that vest based solely on the satisfaction by the Participant of service-based vesting conditions shall be subject to a vesting period of not less than one year from the applicable Grant Date (during which no portion of the award may be scheduled to vest), and Awards whose grant or vesting is subject to the satisfaction of performance goals over a performance period shall be subject to a performance period of not less than one year. The foregoing minimum vesting and performance periods will not, however, apply in connection with: (i) a Change in Control as provided in Section 12(b), (ii) a Substitute Award that does not reduce the vesting period of the award being replaced, (iii) a Separation from Service due to death or Disability, (iv) Awards made in payment of or exchange for other compensation already earned and payable, and (v) Awards involving an aggregate number of Shares not in excess of 5% of the Plan’s share reserve specified in Section 4(a). For purposes of Awards to Non-Employee Directors, a vesting period will be deemed to be one year if it runs from the date of one annual meeting of the Company’s shareholders to the next annual meeting of the Company’s shareholders, provided that such period lasts at least fifty (50) weeks.
(c)    Transferability. Except as provided in this Section 6(c), and except for an Award that involves only the immediate issuance of unrestricted Shares, (i) during the lifetime of a Participant, only the Participant or the Participant’s guardian or legal representative may exercise an Option or SAR, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged or encumbered other than by will or the laws of descent and distribution. Any attempted transfer in violation of this Section 6(c) shall be of no effect and unenforceable against the Company or any Affiliate. The Committee may, however, provide in an Agreement or

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otherwise that an Award (other than an Incentive Stock Option) may be transferred pursuant to a qualified domestic relations order or may be transferable by gift to any “family member” (as defined in General Instruction A(5) to Form S-8 under the Securities Act of 1933) of the Participant. Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death or termination of employment of a Participant, the references to “Participant” shall mean the original grantee of an Award and not any transferee.
(d)    Designation of Beneficiary. To the extent permitted by the Committee, a Participant may designate a beneficiary or beneficiaries to exercise any Award or receive a payment under any Award payable on or after the Participant’s death. Any such designation shall be on a form approved by the Committee and shall be effective upon its receipt by the Company.
(e)    Separation from Service. Unless otherwise provided in an Agreement, and subject to Section 12 of this Plan, if a Participant’s Service with the Company and all of its Affiliates terminates, the following provisions shall apply (in all cases subject to the scheduled expiration of an Option or Stock Appreciation Right, as applicable):
(1)    Upon Separation from Service for Cause or conduct during a post-termination exercise period that would constitute Cause, all unexercised Options and SARs and all unvested portions of any other outstanding Awards shall be immediately forfeited without consideration.
(2)    Upon Separation from Service for any other reason, all unvested and unexercisable portions of any outstanding Awards shall be immediately forfeited without consideration.
(3)    Upon Separation from Service for any reason other than Cause, death or Disability, the currently vested and exercisable portions of Options and SARs may be exercised for a period of three months after the date of such termination. However, if a Participant thereafter dies during such three-month period, the vested and exercisable portions of the Options and SARs may be exercised for a period of one year after the date of such termination.
(4)    Upon Separation from Service due to death or Disability, the currently vested and exercisable portions of Options and SARs may be exercised for a period of one year after the date of such termination.
(f)    Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to any Shares covered by an Award unless and until the date the Participant becomes the holder of record of the Shares, if any, to which the Award relates.
(g)    Performance-Based Awards. Any Award may be granted as Performance-Based Award if the Committee establishes one or more measures of corporate, business unit or individual performance which must be attained, and the performance period over which the specified performance is to be attained, as a condition to the vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award. In connection with any such Award, the Committee shall determine the extent to which performance goals have been attained and other applicable terms and conditions have been satisfied, and the degree to which vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award has been earned. Any Performance-Based Award shall additionally be subject to the requirements of Section 17 of this Plan.
(h)    Dividends and Dividend Equivalents. No dividends, dividend equivalents or distributions will be paid with respect to Shares subject to an Option or SAR. Any dividends or distributions that are paid with respect to Shares that are subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Shares to which such dividends or distributions relate. Any dividends, dividend equivalents or distributions that are paid with respect to Stock Unit Award or Other Stock-Based Award Shares will be subject to the same vesting restrictions as the Shares to which such dividends, dividend equivalents or distributions relate. Subject to the vesting restrictions above, the terms of any dividend equivalents will be as set forth in the applicable Agreement, including the time and form of payment and whether such dividend equivalents will be credited with interest or deemed to be reinvested in additional units or Share equivalents. The Committee may, in its discretion, provide in an Agreement for restrictions on dividends and dividend equivalents in addition to those specified in this Section 6(h).
(i)    Deferrals of Full Value Awards. The Committee may, in its discretion, permit or require the deferral by a Participant of the issuance of Shares or payment of cash in settlement of any Full Value Award, subject to such terms, conditions, rules and procedures as it may establish or prescribe for such purpose and subject further to compliance with the applicable requirements of Code Section 409A. The terms, conditions, rules and procedures for any

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such deferral shall be set forth in writing in the relevant Agreement or in such other agreement, plan or other document as the Committee may determine, including the Robinson Companies Nonqualified Deferred Compensation Plan, as amended (the “NQDC Plan”), or some combination of such documents. The terms, conditions, rules and procedures for any such deferral shall address, to the extent relevant, matters such as: (i) the permissible time(s) and form(s) of payment of deferred amounts; (ii) the terms of any deferral elections by a Participant or of any deferral required by the Company; and (iii) the crediting of interest or dividend equivalents on deferred amounts. To the extent that any such deferral is effected in accordance with the NQDC Plan, the stock units credited to the NQDC Plan account of a Participant shall be deemed Stock Units for purposes of this Plan, and if settled in Shares, such Shares shall be drawn from and charged against the Plan’s share reserve.
7.    Stock Option Awards.
(a)    Type and Exercise Price. The Agreement pursuant to which an Option is granted shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option. The exercise price at which each Share subject to an Option may be purchased shall be determined by the Committee and set forth in the Agreement and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A).
(b)    Payment of Exercise Price. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, which may include, to the extent permitted by the Committee, payment under a broker-assisted sale and remittance program acceptable to the Committee. The purchase price may be paid in cash or in such other manner as the Committee may permit, including by withholding Shares otherwise issuable to the Participant upon exercise of the Option or by delivery to the Company of Shares (by actual delivery or attestation) already owned by the Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased).
(c)    Exercisability and Expiration. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. No Option shall be exercisable at any time after its scheduled expiration. When an Option is no longer exercisable, it shall be deemed to have terminated.
(d)    Incentive Stock Options.
(1)    An Option will constitute an Incentive Stock Option only if the Participant receiving the Option is an Employee who is not a Global Service Provider, and only to the extent that (i) it is so designated in the applicable Agreement and (ii) the aggregate Fair Market Value (determined as of the Option’s Grant Date) of the Shares with respect to which Incentive Stock Options held by the Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000 or such other amount specified by the Code. To the extent an Option granted to a Participant exceeds this limit, the Option shall be treated as a Non-Qualified Stock Option. The maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall be the total number of Shares in the Plan’s share reserve as specified in the first sentence of Section 4(a), subject to adjustment as provided in Section 12(a).
(2)    No Participant may receive an Incentive Stock Option under the Plan if, immediately after the grant of such Award, the Participant would own (after application of the rules contained in Code Section 424(d)) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, unless (i) the exercise price for that Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the Grant Date and (ii) that Option will expire no later than five years after its Grant Date.
(3)    For purposes of continued Service by a Participant who has been granted an Incentive Stock Option, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.
(4)    If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, or if the Incentive Stock Option does not satisfy the requirements of Code Section 422 for any reason, such Option shall thereafter be treated as a Non-Qualified Stock Option.

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(5)    The Agreement covering an Incentive Stock Option shall contain such other terms and provisions that the Committee determines necessary to qualify the Option as an Incentive Stock Option; however, the Company does not guarantee that an Option designated as an Incentive Stock Option will qualify as an Incentive Stock Option.
8.    Stock Appreciation Rights.
(a)    Nature of Award. An Award of Stock Appreciation Rights shall be subject to such terms and conditions as are determined by the Committee, and shall provide a Participant the right to receive upon exercise of the SAR Award all or a portion of the excess of (i) the Fair Market Value as of the date of exercise of the SAR Award of the number of Shares as to which the SAR Award is being exercised, or (ii) the aggregate exercise price for such number of Shares. The per Share exercise price for any SAR Award shall be determined by the Committee and set forth in the applicable Agreement and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A).
(b)    Exercise of SAR. Each Stock Appreciation Right may be exercisable in whole or in part at the times, on the terms and in the manner provided in the Agreement. No SAR shall be exercisable at any time after its scheduled expiration. When a SAR is no longer exercisable, it shall be deemed to have terminated. Upon exercise of a SAR, payment to the Participant shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a SAR.
9.    Restricted Stock Awards.
(a)    Vesting and Consideration. Shares subject to a Restricted Stock Award shall be subject to vesting conditions, and the corresponding lapse or waiver of forfeiture conditions and other restrictions, based on such factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the grant of a Restricted Stock Award, and may correspondingly provide for Company repurchase rights if such additional consideration has been required and some or all of a Restricted Stock Award does not vest.
(b)    Shares Subject to Restricted Stock Awards. Unvested Shares subject to a Restricted Stock Award shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent. Any such book-entry shall be subject to transfer restrictions and accompanied by corresponding stop transfer instructions. Upon the vesting of Shares of Restricted Stock and the corresponding lapse of the restrictions and forfeiture conditions, the corresponding transfer restrictions will be removed from the book-entry evidencing such Shares. Such vested Shares may, however, remain subject to additional restrictions as provided in Section 18(c). Except as otherwise provided in the Plan or an applicable Agreement (which may include a waiver by the Participant of the right to vote or receive any dividend or distribution with respect to Shares of Restricted Stock), a Participant with a Restricted Stock Award shall have all the rights of a stockholder with respect to the Shares of Restricted Stock subject thereto.
10.    Stock Unit Awards.
(a)    Vesting and Consideration. A Stock Unit Award shall be subject to vesting conditions, and the corresponding lapse or waiver of forfeiture conditions and other restrictions, based on such factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the settlement of a Stock Unit Award.
(b)    Payment of Award. Following the vesting of a Stock Unit Award, settlement of the Award and payment to the Participant shall be made at such time or times in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan subject to restrictions on transfer and forfeiture conditions) or a combination of cash and Shares as determined by the Committee. If the Stock Unit Award is not by its terms exempt from the requirements of Code Section 409A, then the applicable Agreement shall contain terms and conditions intended to avoid adverse tax consequences specified in Code Section 409A.
11.    Other Stock-Based Awards. The Committee may from time to time grant Shares and other Awards that are valued by reference to and/or payable in whole or in part in Shares under the Plan. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive

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legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.
12.    Changes in Capitalization, Corporate Transactions, Change in Control.
(a)    Adjustments for Changes in Capitalization. In the event of any equity restructuring (within the meaning of FASB ASC Topic 718—Stock Compensation, or any successor provision) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of Shares or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to outstanding Awards, and (iii) the exercise price of outstanding Options and SARs. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. No adjustment shall be made pursuant to this Section 12(a) in connection with the conversion of any convertible securities of the Company, or in a manner that would cause Incentive Stock Options to violate Section 422(b) of the Code or cause an Award to be subject to adverse tax consequences under Section 409A of the Code.
(b)    Change in Control. In the event of a Change in Control, the Committee may take such actions with respect to outstanding Awards as it deems appropriate under the circumstances, which may include one or more of the following: (i) providing for the continuation, assumption or replacement of outstanding Awards by the surviving or successor entity (or an affiliate thereof) with appropriate adjustments as may be required or permitted by Section 12(a); (ii) providing that outstanding Awards will terminate upon or immediately prior to the consummation of such Change in Control; (iii) if Awards are not assumed or replaced, providing that outstanding Awards will vest and become exercisable, realizable or payable, in whole or in part, immediately prior to or upon consummation of such Change in Control, or; (iv) providing that outstanding Awards will vest and become exercisable, realizable or payable, in whole or in part, upon a Participant’s Separation from Service under specified conditions within a specified period of time after the Change in Control; or (v) providing for the cancellation of any outstanding Award at or immediately prior to a Change in Control in exchange for a payment (in cash or other property) in an amount equal to the difference, if any, between (A) the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Change in Control for the number of Shares (vested and unvested) subject to the Award (or, if no such consideration would be received, the Fair Market Value of such number of Shares immediately prior to such Change in Control), and (B) the aggregate exercise price (if any) for the Shares subject to such Award (it being understood that if such amount would not be a positive number, then such Award may be canceled by the Company without payment). To the extent vesting of any Award is subject to satisfaction of specified performance goals, such Award shall be vested in connection with this Section 12(b) as if the performance goals are deemed to have been satisfied at the greater of the actual or target level of performance. Any action contemplated under this Section 12(b) may be specified by the Committee at the time an Award is made in the applicable Agreement or be taken by the Committee prior to or coincident with the time of the Change in Control. The Committee will not be required to treat all Awards or all Participants similarly.
(1)    For purposes of this Section 12(b), an Award shall be considered assumed or replaced if, in connection with the Change in Control and in a manner consistent with Code Sections 409A and 424, either (i) the contractual obligations represented by the Award are expressly assumed by the surviving or successor entity (or an affiliate thereof) with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Change in Control, or (ii) the Participant has received a comparable award that preserves the intrinsic value of the Award existing at the time of the Change in Control and contains terms and conditions that are substantially similar to those of the Award.
(2)    Payment of any amount under this Section 12(b) shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company’s stockholders in connection with the Change in Control transaction, and may, in the Committee’s discretion, include subjecting such payments to vesting conditions comparable to those of the Award canceled, subjecting such payments to escrow or holdback terms comparable to those imposed upon the Company’s stockholders under the Change in Control transaction, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.
(c)    Parachute Payment Limitation.

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(1)    Notwithstanding any other provision of this Plan or any other plan, arrangement or agreement to the contrary, if any of the payments or benefits provided or to be provided by the Company or its Affiliates to a Participant or for the Participant’s benefit pursuant to the terms of this Plan or otherwise (“Covered Payments”) constitute parachute payments (“Parachute Payments”) within the meaning of Section 280G of the Code, and would, but for this Section 12(c) be subject to the excise tax imposed under Section 4999 of the Code (or any successor provision thereto) or any similar tax imposed by state or local law and any interest or penalties with respect to such taxes (collectively, the “Excise Tax”), then the Covered Payments shall be payable either (i) in full or (ii) reduced to the minimum extent necessary to ensure that no portion of the Covered Payments is subject to the Excise Tax, whichever of the foregoing clauses (i) or (ii) results in the Participant’s receipt on an after-tax basis of the greatest amount of payments and benefits after taking into account the applicable federal, state, local and foreign income, employment and excise taxes (including the Excise Tax).
(2)    Any such reduction shall be made in accordance with Section 409A and the following: (i) the Covered Payments which do not constitute deferred compensation subject to Section 409A shall be reduced first, (ii) Covered Payments that are cash payments shall be reduced before non-cash payments, and (ii) Covered Payments to be made on a later payment date shall be reduced before payments to be made on an earlier payment date.
(3)    If, notwithstanding the initial application of this Section 12(c), the Internal Revenue Service determines that any Covered Payment constitutes an “excess parachute payment” (as defined by Section 280G(b) of the Code), this Section 12(c) will be reapplied based on the Internal Revenue Service’s determination, and the Participant will be required to promptly repay the portion of the Covered Payments required to avoid imposition of the Excise Tax together with interest at the applicable federal rate (as defined in Section 7872(f)(2)(A) of the Code) from the date of the Participant’s receipt of the excess payments until the date of repayment).
(4)    Any determination required under this Section 12(c) shall be made in writing by the accounting firm selected by the Company in its discretion (the “Accountants”), which shall provide detailed supporting calculations to the Company and the Participant as requested by the Company or the Participant. The Company and the Participant shall provide the Accountants with such information and documents as the Accountants may reasonably request in order to make a determination under this Section 12(c).
(d)    Dissolution or Liquidation. Unless otherwise provided by the Committee (in an applicable Agreement or otherwise at the time of the event), if the stockholders of the Company approve the complete dissolution or liquidation of the Company, all outstanding Awards shall vest and become fully exercisable, and will terminate immediately prior to the consummation of any such proposed action. The Committee will notify each Participant as soon as practicable of such accelerated vesting and exercisability and pending termination.
13.    Plan Participation and Service Provider Status. Status as a Service Provider shall not be construed as a commitment that any Award will be made under the Plan to that Service Provider or to eligible Service Providers generally. Nothing in the Plan or in any Agreement or related documents shall confer upon any Service Provider or Participant any right to continued Service with the Company or any Affiliate, nor shall it interfere with or limit in any way any right of the Company or any Affiliate to terminate the person’s Service at any time with or without Cause or change such person’s compensation, other benefits, job responsibilities or title.
14.    Tax Withholding. The Company or any Affiliate, as applicable, shall have the right to (i) withhold from any cash payment under the Plan or any other compensation owed to a Participant an amount sufficient to cover any required withholding taxes related to the grant, vesting, exercise or settlement of an Award, or (ii) require a Participant or other person receiving Shares under the Plan to pay a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required withholdings (up to the Participant’s maximum required tax withholding rate) through a reduction in the number of Shares delivered or through a delivery (either actually or by attestation) to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

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15.    Effective Date, Duration, Amendment and Termination of the Plan.
(a)    Effective Date. The Plan became effective on the Effective Date. The amended and restated Plan was approved by the Board on February 6, 2025 and will become effective on the Restatement Effective Date, and the date of such approval will be considered the date of its adoption for purposes of Treasury Regulation §1.422-2(b)(2)(i).
(b)    Duration of the Plan. The Plan shall remain in effect until all Shares subject to it shall be distributed, all Awards have expired or terminated, the Plan is terminated pursuant to Section 15(c), or the tenth anniversary of the Restatement Effective Date, whichever occurs first (the “Termination Date”). Any Award made before the Termination Date may extend beyond the Termination Date and will continue to be subject to the terms of the Plan and the applicable Agreement, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the Termination Date.
(c)    Amendment and Termination of the Plan. The Board may at any time terminate, suspend or amend the Plan. The Company shall submit any amendment of the Plan to its stockholders for approval only to the extent required by applicable laws or regulations or the rules of any securities exchange on which the Shares may then be listed. No termination, suspension, or amendment of the Plan may materially impair the rights of any Participant under a previously granted Award without the Participant’s consent, unless such action is necessary to comply with applicable law or stock exchange rules.
(d)    Amendment of Awards. Subject to Section 15(e), the Committee may unilaterally amend the terms of any outstanding Award, provided that any such amendment: (i) is necessary to comply with applicable law, stock exchange rules or any compensation recovery policy as provided in Section 18(i)(2), (ii) is determined by the Committee in its sole discretion to not materially diminish the overall economic benefit to Participant intended under such Award, (iii) does not cause the forfeiture of a vested Award or vested portion of an Award; or (iv) is consented to by the Participant. An amendment will not be considered to materially diminish the overall benefit intended under an Award if, for example, the amendment or causes an Incentive Stock Option to become a Non-Qualified Stock Option or changes the date that the Award is subject to taxes or withholdings.
(e)    No Option or Stock Appreciation Right Repricing. Except as provided in Section 12(a), no Option or SAR Award granted under the Plan may be (i) amended to decrease the exercise price thereof, (ii) canceled in conjunction with the grant of any new Option or SAR Award with a lower exercise price, (iii) canceled in exchange for cash, other property or the grant of any Full Value Award at a time when the exercise price of the Option or SAR Award is greater than the current Fair market Value of a Share, or (iv) otherwise subject to any action that would be treated under accounting rules as a “repricing” of such Option or SAR Award, unless such action is approved by the Company’s stockholders.
16.    Substitute Awards. The Committee may also grant Awards under the Plan in substitution for, or in connection with the assumption of, existing awards granted or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or an Affiliate is a party. The terms and conditions of the Substitute Awards may vary from the terms and conditions set forth in the Plan to the extent that the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.
17.    Performance-Based Awards.
(a)    Designation of Awards. If an Award is a Performance-Based Award, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement over the applicable performance period of one or more performance goals based on one or more performance measures. The Committee will select the applicable performance measure(s) and specify the performance goal(s) based on those performance measures for any performance period, specify the method for calculating the amount payable to a Participant if the performance goal(s) are satisfied, and certify the degree to which applicable performance goals have been satisfied and any amount that vests and is payable in connection with an Award. The Committee may in its discretion as the Committee determines appropriate adjust performance measures for a performance period. The Committee shall also have the authority to provide for the modification of a performance period and/or an adjustment or waiver of the achievement of performance goals, and may adjust the amount of the Performance-Based Award actually paid to any Participant. The Committee may also provide, in an Agreement or

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otherwise, that the achievement of specified performance goals in connection with an Award subject to this Section 17 may be waived upon the death or Disability of the Participant.
(b)    Performance Measures. The performance measures to be utilized for a Performance-Based Award may include, but will not be limited to, one or a combination of two or more of the following: sales values; volume; revenue; income from operations; net sales; net earnings; earnings before one or more of interest expense, interest income, taxes, depreciation, amortization or incentive compensation expense; profitability as measured by return ratios (including, but not limited to, return on assets, return on equity, return on costs, return on invested or average capital employed and return on net sales) or by the degree to which any of the foregoing earnings measures exceed a percentage of revenue or net sales; cash flow; market share; margins (including, but not limited to, one or more of gross, operating and net earnings margins); stock price; economic value; cumulative total return to shareholders; asset quality; non-performing assets; operating assets; improvement in or attainment of expense levels or cost savings; and improvement in or attainment of working capital levels. Any performance goal based on one or more of the foregoing performance measures may be expressed in absolute amounts, on a per share basis (basic or diluted), as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies or other external measures, and may relate to one or any combination of corporate, group, unit, division, Affiliate or individual performance.
18.    Other Provisions.
(a)    Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant. To the extent any person has or acquires a right to receive a payment in connection with an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.
(b)    Limits of Liability. Except as may be required by law, neither the Company nor any member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(d)) in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.
(c)    Compliance with Applicable Legal Requirements. No Shares distributable pursuant to the Plan shall be issued and delivered unless the issuance of the Shares complies with all applicable legal requirements, including compliance with the provisions of applicable state and federal securities laws, and the requirements of any securities exchanges on which the Company’s Shares may, at the time, be listed. During any period in which the offering and issuance of Shares under the Plan is not registered under federal or state securities laws, Participants shall acknowledge that they are acquiring Shares under the Plan for investment purposes and not for resale, and that Shares may not be transferred except pursuant to an effective registration statement under, or an exemption from the registration requirements of, such securities laws. Stock certificates evidencing Shares issued under the Plan that are subject to such securities law restrictions shall bear an appropriate restrictive legend.
(d)    Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country or state and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.
(e)    Governing Law. To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware without regard to its conflicts-of-law principles and shall be construed accordingly.
(f)    Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

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(g)    Code Section 409A. It is intended that all Awards granted under the Plan will be exempt from, or will comply with, the requirements of Code Section 409A, and to the maximum extent permitted the Awards and the Plan will be limited, construed and interpreted in accordance with such intent. Notwithstanding anything to the contrary in the Plan or any Agreement, with respect to any Award that constitutes a deferral of compensation subject to Code Section 409A:
(1)    If any amount is payable under such Award upon a termination of Service, a termination of Service will be deemed to have occurred only at such time as the Participant has experienced a Separation from Service; and
(2)    If any amount shall be payable with respect to any such Award as a result of a Participant’s Separation from Service at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s Separation from Service or (ii) the Participant’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Code Section 409A, specified employees will be identified in accordance with the default provisions specified under Code Section 409A.
Each amount to be paid under an Award or this Plan shall be construed as a separate and distinct payment for purposes of Code Section 409A. If payment under an Award is to be made within a designated period which does not begin and end within one calendar year, the Participant does not have a right to designate the taxable year of the payment. None of the Company, the Board, the Committee nor any other person involved with the administration of this Plan shall in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Code Section 409A. By accepting an Award under this Plan, each Participant acknowledges that the Company has no duty or obligation to design or administer the Plan or Awards granted thereunder in a manner that minimizes a Participant’s tax liabilities, including the avoidance of any additional tax liabilities under Code Section 409A.
(h)    Rule 16b-3. It is intended that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 18(h), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.
(i)    Forfeiture and Compensation Recovery.
(1)    The Committee may specify in an Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recovery by the Company upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include Separation from Service for Cause; violation of any material Company or Affiliate policy; breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant; a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company or its Affiliates.
(2)    Awards and any compensation associated therewith are subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, as amended from time to time, including but not limited to any policy adopted in response to the requirements of Section 10D of the Exchange Act, the SEC’s final rules thereunder, and any implementing rules and regulations thereunder, or as otherwise required by law or stock exchange listing rules. Any Agreement will be automatically amended to comply with any such compensation recovery policy.

A-14

Together, we keep the world moving forward. Every shipment. Every challenge. Every day.

C.H. Robinson Purpose

Our purpose statement provides clear direction, inspiring action and strengthening employee connection with our brand. The C.H. Robinson purpose drives culture, strategy, and decision-making—and companies with a clear purpose consistently outperform the competition. Simply put, purpose powers performance.

14701 Charlson Road | Eden Prairie, MN 55347-5076 | 952.937.8500
chrobinson.com

C.H. ROBINSON

C.H. ROBINSON WORLDWIDE, INC.
ATTN: CHIEF LEGAL OFFICER
14701 CHARLSON ROAD, SUITE 200
EDEN PRAIRIE, MN 55347

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 7, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 5, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CHRW2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 7, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 5, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V65440-P26997

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

C.H. ROBINSON WORLDWIDE, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. David P. Bozeman	☐	☐	☐
1b. Kermit R. Crawford	☐	☐	☐
1c. Timothy C. Gokey	☐	☐	☐
1d. Mark A. Goodburn	☐	☐	☐
1e. Mary J. Steele Guilfoile	☐	☐	☐
1f. Jodee A. Kozlak	☐	☐	☐
1g. Michael H. McGarry	☐	☐	☐
1h. Paige K. Robbins	☐	☐	☐
1i. Paula C. Tolliver	☐	☐	☐
1j. Henry W. "Jay" Winship	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, and 4:	**For**	**Against**	**Abstain**
2. To approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐
3. Ratification of the selection of Deloitte & Touche LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐
4. To approve the Amended and Restated 2022 Equity Incentive Plan.	☐	☐	☐

NOTE: The Board of Directors shall consider such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V65441-P26997

C.H. ROBINSON WORLDWIDE, INC.
2025 Annual Meeting of Shareholders
Thursday, May 8, 2025 1:00 P.M. Central Time

This Proxy is solicited by the C.H. Robinson Worldwide, Inc. Board of Directors. Please vote your Proxy as soon as possible.

By signing this document, I appoint David P. Bozeman, Christopher E. Gerst, and Nicole H. Strydom, or any of them, with full power of substitution to each, as proxy to represent me at the C.H. Robinson Worldwide, Inc. 2025 Annual Meeting of Shareholders, and at any associated adjournment(s). I also appoint each of them to vote all shares of Common Stock I am entitled to vote at the meeting as I have directed on the reverse side for each of the proposals in the Proxy Statement, and in their discretion on any other matters that may properly come before the meeting. C.H. Robinson Worldwide, Inc.'s 2025 Annual Meeting of Shareholders will be completely virtual. You can attend the meeting and vote these shares electronically by visiting www.virtualshareholdermeeting.com/CHRW2025, on May 8, 2025 at 1:00 P.M. Central Time. You will need the 16 digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability of Proxy Materials or Proxy Card to enter the Annual Meeting of Shareholders.

This Proxy, when properly executed, will be voted as you directed. If you do not give any direction, this Proxy will be voted FOR the election of each of the director nominees listed under Proposal 1, FOR the item in Proposal 2, FOR the item in Proposal 3, and FOR the item in Proposal 4. The tabulator cannot vote the shares unless you vote by telephone, Internet, or by mail. If you choose to mail your Proxy, you must sign and return this Proxy.

Continued and to be signed on reverse side